The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2020 and 2019

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2020 and 2019, and the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2020, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Deferred Acquisition Costs Asset and Future Contract Benefits Liability
Description of the Matter

At December 31, 2020, deferred acquisition costs totaled $5.6 billion and future contract benefits liabilities totaled $40.1 billion, a portion of which related to universal life-type contracts with secondary guarantees and variable annuity contracts with guaranteed benefit riders.

The carrying amount of the deferred acquisition costs related to these products is the total of costs deferred less amortization, which is calculated in relation to the present value of estimated gross profits of the underlying contracts. As described in Notes 1 (see section on DAC, VOBA, DSI and DFEL) and 8 to the consolidated financial statements, there is a significant amount of uncertainty inherent in calculating estimated gross profits as the calculation includes significant management judgment in developing certain assumptions, such as expected future mortality experience, investment margins, capital market performance, retention and rider utilization. Management’s assumptions are adjusted, also known as unlocked, for emerging experience and expected changes in trends. The unlocking results in deferred acquisition cost amortization being recalculated, using the new assumptions for estimated gross profits, that results either in additional or less cumulative amortization expense.

The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Note 1 to the consolidated financial statements (see section on Future Contract Benefits and Other Contract Holder Funds), there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which are consistent with the assumptions used to amortize the related deferred acquisition cost asset as noted above and which include expected mortality experience, investment margins, capital market performance, retention and rider utilization.

Auditing the valuation of deferred acquisition costs and future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of both the amortization of deferred acquisition costs and the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the deferred acquisition costs and future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the estimated gross profits related to deferred acquisition costs and the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions and updating investment margins for current and expected future market conditions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of estimated gross profits related to deferred policy acquisition costs and the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Variable Annuity Guaranteed Living Benefit Riders Embedded Derivatives
Description of the Matter

The Company’s variable annuity guaranteed living benefit riders include an embedded derivative, represented by an asset totaling $450 million as of December 31, 2020, related to the non-life contingent feature of the product which is accounted for at fair value, with changes in fair value recognized in income. As described in Notes 1 (see section on Separate Account Assets and Liabilities), 6 and 21 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the embedded derivative because of the sensitivity of certain assumptions underlying the estimate, including stock market performance, policy lapse experience and rider utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the embedded derivative.

Auditing the valuation of the embedded derivative related to variable annuity guaranteed living benefit riders was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the value of the embedded derivative.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the embedded derivative estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the embedded derivative. This included testing controls related to management’s evaluation of current and future market conditions and the need to update policy lapse and rider utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the embedded derivative for a sample of contracts which we compared to the fair value model used by management.

Valuation of Goodwill for the Life Insurance Reporting Unit
Description of the Matter

At December 31, 2020, the Company’s goodwill was $1.8 billion, of which $634 million related to the Company’s Life Insurance reporting unit. As discussed in Notes 1 (see section on Goodwill) and 10 of the consolidated financial statements, goodwill is tested for impairment at least annually at the reporting unit level. Determining the fair value of the Life Insurance reporting unit as part of the goodwill impairment analysis is sensitive to significant assumptions such as the discount rate, which reflects the market expected, weighted-average rate of return adjusted for the risk factors associated with the operations, and other relevant assumptions impacting projected financial information, such as the profitability of new and in-force business, all of which are affected by expectations about future market or economic conditions.

Auditing the fair value of the Company’s Life Insurance reporting unit was complex and required the involvement of our valuation and actuarial specialists due to the high degree of judgment used by management.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the Company’s goodwill impairment review process. This included, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in the estimation process, including management’s determination of the applicable discount rate, and other assumptions for the Life Insurance reporting unit.

We involved actuarial and valuation specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to current industry and economic trends, recent market transactions and other relevant factors. We reviewed the historical accuracy of management’s estimate and performed sensitivity analyses of significant assumptions to evaluate the changes in the fair value of the Life Insurance reporting unit that would result from changes in the assumptions.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 9, 2021

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2020	2019
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2020 – $103,021; 2019 – $93,307; allowance for credit losses: 2020 – $13; 2019 – $0)	$121,111	$103,773
Trading securities	4,442	4,602
Equity securities	127	103
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2020 – $832; 2019 – $0)	16,681	16,244
Policy loans	2,411	2,460
Derivative investments	3,109	1,911
Other investments	3,025	2,565
Total investments	150,906	131,658
Cash and invested cash	1,462	1,879
Deferred acquisition costs and value of business acquired	5,824	7,745
Premiums and fees receivable	484	464
Accrued investment income	1,217	1,109
Reinsurance recoverables, net of allowance for credit losses	18,752	19,164
Funds withheld reinsurance assets	530	542
Goodwill	1,778	1,778
Other assets	19,401	18,106
Separate account assets	167,965	153,571
Total assets	$368,319	$336,016

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$40,146	$35,717
Other contract holder funds	104,858	97,422
Short-term debt	497	609
Long-term debt	2,412	2,414
Reinsurance related embedded derivatives	540	375
Funds withheld reinsurance liabilities	7,179	5,566
Payables for collateral on investments	6,215	5,077
Other liabilities	13,466	13,680
Separate account liabilities	167,965	153,571
Total liabilities	343,278	314,431

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,853	11,312
Retained earnings	4,167	4,437
Accumulated other comprehensive income (loss)	9,021	5,836
Total stockholder’s equity	25,041	21,585
Total liabilities and stockholder’s equity	$368,319	$336,016

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Revenues
Insurance premiums	$5,122	$5,277	$4,362
Fee income	6,120	6,247	5,733
Net investment income	5,264	4,962	4,844
Realized gain (loss)	(526)	(828)	(92)
Amortization of deferred gain on business sold through reinsurance	33	27	4
Other revenues	553	507	507
Total revenues	16,566	16,192	15,358
Expenses
Interest credited	2,899	2,754	2,589
Benefits	8,050	7,585	6,144
Commissions and other expenses	4,889	5,065	4,583
Interest and debt expense	125	145	136
Strategic digitization expense	68	66	76
Total expenses	16,031	15,615	13,528
Income (loss) before taxes	535	577	1,830
Federal income tax expense (benefit)	(56)	(37)	257
Net income (loss)	591	614	1,573
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	3,177	5,173	(3,314)
Funded status of employee benefit plans	8	4	2
Total other comprehensive income (loss), net of tax	3,185	5,177	(3,312)
Comprehensive income (loss)	$3,776	$5,791	$(1,739)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Common Stock
Balance as of beginning-of-year	$11,312	$11,237	$10,713
Capital contribution from Lincoln National Corporation	510	50	500
Stock compensation/issued for benefit plans	31	25	24
Balance as of end-of-year	11,853	11,312	11,237

Retained Earnings
Balance as of beginning-of-year	4,437	4,423	4,405
Cumulative effect from adoption of new accounting standards	(201)	-	(644)
Net income (loss)	591	614	1,573
Dividends paid to Lincoln National Corporation	(660)	(600)	(911)
Balance as of end-of-year	4,167	4,437	4,423

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	5,836	659	3,327
Cumulative effect from adoption of new accounting standards	-	-	644
Other comprehensive income (loss), net of tax	3,185	5,177	(3,312)
Balance as of end-of-year	9,021	5,836	659
Total stockholder’s equity as of end-of-year	$25,041	$21,585	$16,319

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Cash Flows from Operating Activities
Net income (loss)	$591	$614	$1,573
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Realized (gain) loss	526	828	92
Trading securities purchases, sales and maturities, net	253	(2,522)	(120)
Amortization of deferred gain on business sold through reinsurance	(33)	(27)	(4)
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	68	(448)	(108)
Premiums and fees receivable	(20)	104	(87)
Accrued investment income	(88)	(22)	(6)
Insurance liabilities and reinsurance-related balances	392	(1,195)	(128)
Accrued expenses	(21)	89	(99)
Federal income tax accruals	(134)	(282)	65
Cash management agreement	(1,341)	(1,115)	329
Other	92	343	88
Net cash provided by (used in) operating activities	285	(3,633)	1,595
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(16,149)	(14,927)	(12,406)
Sales of available-for-sale securities and equity securities	1,214	6,771	3,191
Maturities of available-for-sale securities	5,180	6,426	6,348
Purchase of common stock in acquisition, net of cash acquired	-	-	(1,410)
Sale of business, net	-	-	(12)
Purchases of alternative investments	(395)	(433)	(314)
Sales and repayments of alternative investments	171	131	178
Issuance of mortgage loans on real estate	(1,790)	(4,218)	(2,920)
Repayment and maturities of mortgage loans on real estate	1,133	1,144	1,048
Issuance (repayment) of policy loans, net	49	32	20
Net change in collateral on investments, derivatives and related settlements	1,775	349	654
Other	(149)	(259)	(191)
Net cash provided by (used in) investing activities	(8,961)	(4,984)	(5,814)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	510	50	500
Payment of long-term debt, including current maturities	(30)	(28)	(13)
Issuance of long-term debt, net of issuance costs	30	28	13
Issuance (payment) of short-term debt	(112)	321	278
Proceeds from sale-leaseback transactions	-	-	88
Payment related to sale-leaseback transactions	(47)	(83)	-
Proceeds from certain financing arrangements	109	107	-
Deposits of fixed account values, including the fixed portion of variable	14,009	16,049	13,616
Withdrawals of fixed account values, including the fixed portion of variable	(6,069)	(5,800)	(5,957)
Transfers to and from separate accounts, net	528	(1,362)	(2,469)
Common stock issued for benefit plans	(9)	(34)	(25)
Dividends paid to Lincoln National Corporation	(660)	(600)	(911)
Net cash provided by (used in) financing activities	8,259	8,648	5,120

Net increase (decrease) in cash, invested cash and restricted cash	(417)	31	901
Cash, invested cash and restricted cash as of beginning-of-year	1,879	1,848	947
Cash, invested cash and restricted cash as of end-of-year	$1,462	$1,879	$1,848

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of two insurance company subsidiaries, Lincoln Life & Annuity Company of New York (“LLANY”) and Lincoln Life Assurance Company of Boston (“LLACB”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network. LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. As discussed in Note 3, on May 1, 2018, LNC and LNL completed the acquisition of Liberty Life Assurance Company of Boston (“Liberty Life”). We use the equity method of accounting to recognize all of our investments in limited liability partnerships. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, deferred acquisition costs (“DAC”), value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill and other intangibles, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability

(“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

●Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

●Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

●Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

●Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.

●Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

●State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

●Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

●The estimated range and average period until recovery;

●The estimated range and average holding period to maturity;

●Remaining payment terms of the security;

●Current delinquencies and nonperforming assets of underlying collateral;

●Expected future default rates;

●Collateral value by vintage, geographic region, industry concentration or property type;

●Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

●Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

●The current economic environment and market conditions;

●Our business strategy and current business plans;

●The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

●Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

●The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

●The capital risk limits approved by management; and

●Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

●Historical and implied volatility of the security;

●The extent to which the fair value has been less than amortized cost;

●Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

●Failure, if any, of the issuer of the security to make scheduled payments; and

●Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off when deemed uncollectible.

To determine the recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

●Fundamentals of the industry in which the issuer operates;

●Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

●Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

●Expectations regarding defaults and recovery rates;

●Changes to the rating of the security by a rating agency; and

●Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

●Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

●Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

●Susceptibility to fair value fluctuations for changes in the interest rate environment;

●Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;

●Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

●Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

●Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance agreements. Investment results for the portfolios that support Modco and CFW reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain commercial mortgage loans at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses. Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on our Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

Most of our off-balance sheet commitments relate to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no intangible balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products. These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and our insurance subsidiaries enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and revenue and expenses from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by our insurance subsidiaries to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries. As such, we performed a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the quarter to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term and mortality assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in time of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on our Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, net of allowance for credit losses, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, DSI, operating lease right-of-use (“ROU”) assets, finance lease assets, certain financing arrangements, debt issuance costs associated with line-of-credit arrangements and other receivables and prepaid expenses. Other liabilities consist primarily of certain reinsurance payables, current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, long-term operating lease liabilities, finance lease liabilities, certain financing arrangements, deferred gain on business sold through reinsurance and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities. The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.” We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 10 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC. We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes deferred gains on business sold through reinsurance. During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC. We are recognizing the gain related to this transaction over a period of 15 years. During 2012, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. We are recognizing the gain related to the transaction over a period of 30 years. During 2013, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR. During 2019, we amended the 2013 reinsurance transaction by recapturing the underlying base policy from LNBAR while continuing to cede the associated riders. We are recognizing the gain related to this transaction over the expected life of the underlying business, or 20 years. Effective October 1, 2018, we entered into an annuity reinsurance agreement with Athene Holding Ltd. (“Athene”). We are recognizing the gain related to this transaction over the period over which the majority of account values are expected to run off, or 20 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 47 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that are equal to deposits net of withdrawals, excluding surrender charges and fees, plus interest credited, and if applicable an additional reserve for other insurance benefit guarantees. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security. Claim resolution rate assumptions and social security offsets are based on our actual experience. The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities. The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience. Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change. Claim reserves do not include a provision for adverse deviation.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2020 and 2019, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $53 million, $51 million and $56 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.” We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Short-term and Long-term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value for mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, changes in the market value of our seed capital investments, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due over the term of the related borrowing.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2. New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters

ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), Measurement of Credit Losses on Financial Instruments and related amendments

These amendments adopt a new model in ASC Topic 326 to measure and recognize credit losses for most financial assets. The ASU requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected over the life of the asset using a credit loss allowance. Changes in the allowance are charged to earnings. The measurement of expected credit losses is based on relevant information about past events, including historical experience, as well as current economic conditions and reasonable and supportable forecasts that affect the collectability of the financial asset. The method used to measure estimated credit losses for fixed maturity AFS securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those securities. The amendments permit entities to recognize improvements in credit loss estimates on fixed maturity AFS securities by reducing the allowance account immediately through earnings. The amendments are adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective. Early adoption was permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

The adoption of this standard and related amendments resulted in the recognition of a cumulative effect decrease of $216 million, net of DAC, VOBA, DSI, DFEL and changes in other contract holder funds, after-tax, to retained earnings. The overall adjustment recorded our allowance for credit losses as of the date of adoption, primarily related to commercial and residential mortgage loans, as well as reinsurance recoverables. Upon adoption of the standard, the concept of other-than-temporary impairment (“OTTI”) no longer exists; however, our prior period presentation herein is reflective of OTTI recorded in those periods.

ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments – Credit Losses, Topic 815, Derivatives and Hedging and Topic 825, Financial Instruments

These amendments clarify the measurement, recognition and presentation of the allowance for credit losses on accrued interest receivable balances; the inclusion of recoveries when estimating the allowance for credit losses; the inclusion of all ASC Topic 944 – Financial Services – Insurance reinsurance recoverables within the scope of ASC 326-20; and provide additional targeted clarifications on the calculation of the allowance for credit losses.

These amendments also make targeted clarifications to ASC Topics 815 and 825. Early adoption was permitted.

January 1, 2020

Our adoption of ASU 2016-13 and related amendments is discussed above. The adoption of the remainder of this guidance did not have a material impact on our consolidated financial condition and results of operations.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2019-05, Financial Instruments – Credit Losses (Topic 326): Targeted Transition Relief

The amendments provide entities that have certain instruments within the scope of Subtopic 326-20, Financial Instruments – Credit Losses – Measured at Amortized Cost, with an option to irrevocably elect the fair value option in Subtopic 825-10, Financial Instruments – Overall, applied on an instrument-by-instrument basis for eligible instruments, upon adoption of ASC Topic 326.

January 1, 2020

We recognized a cumulative effect increase to retained earnings of $15 million, after-tax, by electing the fair value option for certain mortgage loans in connection with our adoption of ASC Topic 326.

ASU 2020-04, Reference Rate Reform (Topic 848)

The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2022.

March 12, 2020 through December 31, 2022

This standard may be elected and applied prospectively as reference rate reform unfolds. We have begun our implementation and are currently evaluating the impact of this ASU on our consolidated financial condition and results of operations.

ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC. Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary. They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits. The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value. The ASU provides various transition methods by topic that entities may elect upon adoption. The ASU is currently effective January 1, 2023, and early adoption is permitted.

		January 1, 2023	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3. Acquisition

On May 1, 2018, LNC and LNL completed the acquisition from Liberty Mutual Insurance Company of 100% of the capital stock of Liberty Life, an operator of a group benefits business (the “Liberty Group Business”) and an individual life and individual and group annuity business (the “Liberty Life Business”). The acquisition expanded the scale and capabilities of the Group Protection business while further diversifying the Company’s sources of earnings. Effective September 1, 2019, Liberty Life’s name was changed to Lincoln Life Assurance Company of Boston.

In connection with the acquisition and pursuant to the Master Transaction Agreement (“MTA”), dated January 18, 2018, which is filed as Exhibit 10.3 to this Form 10-K, Liberty Life sold the Liberty Life Business on May 1, 2018, by entering into reinsurance agreements and related ancillary documents (including administrative services agreements and transition services agreements) with Protective Life Insurance Company and its wholly-owned subsidiary, Protective Life and Annuity Insurance Company (together with Protective Life Insurance Company, “Protective”), providing for the reinsurance and administration of the Liberty Life Business.

We recognized $85 million of acquisition-related costs, pre-tax, for the year ended December 31, 2018. These costs were included in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Since the acquisition date of May 1, 2018, the revenues and net income of the business acquired have been included in our Consolidated Statements of Comprehensive Income (Loss) in the Group Protection segment and were $1.5 billion and $36 million, respectively, for the period ended December 31, 2018.

4. Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2020, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $2.1 billion and $1.9 billion as of December 31, 2020 and 2019, respectively. Included in these carrying amounts are our investments in qualified affordable housing projects, which were $7 million and $13 million as of December 31, 2020 and 2019, respectively. We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects. We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $1 million and $2 million for the years ended December 31, 2020 and 2019, respectively.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2020.

5. Investments

Fixed Maturity AFS Securities

In 2020, we adopted ASU 2016-13, which resulted in a new recognition and measurement of credit losses on most financial assets. See Note 2 for additional information.

The amortized cost, gross unrealized gains, losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2020
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$85,625	$15,947	$136	$12	$101,424
U.S. government bonds	369	81	1	-	449
State and municipal bonds	5,145	1,517	-	-	6,662
Foreign government bonds	380	86	1	-	465
RMBS	2,551	289	1	1	2,838
CMBS	1,380	115	-	-	1,495
ABS	7,035	158	15	-	7,178
Hybrid and redeemable preferred securities	536	94	30	-	600
Total fixed maturity AFS securities	$103,021	$18,287	$184	$13	$121,111

The amortized cost, gross unrealized gains, losses, OTTI and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2019
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,875	$9,071	$172	$(5)	$87,779
U.S. government bonds	355	48	-	-	403
State and municipal bonds	4,605	1,087	7	-	5,685
Foreign government bonds	326	62	-	-	388
RMBS	2,820	179	9	(18)	3,008
CMBS	1,038	45	1	(1)	1,083
ABS	4,803	62	17	(35)	4,883
Hybrid and redeemable preferred securities	485	79	20	-	544
Total fixed maturity AFS securities	$93,307	$10,633	$226	$(59)	$103,773

(1)Prior to the adoption of ASU 2016-13, we recognized the OTTI attributed to noncredit factors as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities. This includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2020, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$3,324	$3,348
Due after one year through five years	14,953	15,954
Due after five years through ten years	19,428	21,924
Due after ten years	54,350	68,374
Subtotal	92,055	109,600
Structured securities (RMBS, CMBS, ABS)	10,966	11,511
Total fixed maturity AFS securities	$103,021	$121,111

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2020
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$2,785	$85	$588	$51	$3,373	$136
U.S. government bonds	28	1	-	-	28	1
Foreign government bonds	57	1	-	-	57	1
RMBS	43	1	6	-	49	1
ABS	1,527	9	355	6	1,882	15
Hybrid and redeemable
preferred securities	112	13	96	17	208	30
Total fixed maturity AFS securities	$4,552	$110	$1,045	$74	$5,597	$184

Total number of fixed maturity AFS securities in an unrealized loss position						782

(1)We recognized $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of fixed maturity AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2019
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$2,827	$44	$1,381	$131	$4,208	$175
State and municipal bonds	316	7	18	-	334	7
RMBS	471	9	15	-	486	9
CMBS	48	1	4	-	52	1
ABS	1,791	8	300	9	2,091	17
Hybrid and redeemable
preferred securities	29	1	102	19	131	20
Total fixed maturity AFS securities	$5,482	$70	$1,820	$159	$7,302	$229

Total number of fixed maturity AFS securities in an unrealized loss position						882

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2020
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Less than six months	$63	$23	14
Six months or greater, but less than nine months	2	1	4
Nine months or greater, but less than twelve months	22	6	13
Twelve months or greater	30	11	20
Total	$117	$41	51

(1)We may reflect a security in more than one aging category based on various purchase dates.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2019
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$15	$5	$-	7
Six months or greater, but less than nine months	10	3	-	4
Twelve months or greater	130	74	-	31
Total	$155	$82	$-	42

(1)We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $45 million for the year ended December 31, 2020. As discussed further below, we believe the unrealized loss position as of December 31, 2020, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2020, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2020, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2020 and 2019, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2020 and 2019, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.8 billion and $3.1 billion, respectively, and a fair value of $4.0 billion and $3.1 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2020 and 2019, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2020, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2020, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2020
	Corporate
	Bonds	RMBS	ABS	Total
Balance as of beginning-of-year	$-	$-	$-	$-
Additions for securities for which credit losses were not
previously recognized	40	1	1	42
Additions from purchases of PCD debt securities (1)	-	-	-	-
Additions (reductions) for securities for which credit losses
were previously recognized	(1)	-	(1)	(2)
Reductions for securities disposed	(15)	-	-	(15)
Reductions for securities charged-off	(12)	-	-	(12)
Balance as of end-of-year (2)	$12	$1	$-	$13

(1)Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.

(2)Accrued interest receivable on fixed maturity AFS securities totaled $1.0 billion as of December 31, 2020 and was excluded from the estimate of credit losses.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended
	December 31,
	2019	2018
Balance as of beginning-of-year	$337	$358
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	13	5
Credit losses on securities for which an
OTTI was previously recognized	2	2
Decreases attributable to:
Securities sold, paid down or matured	(148)	(28)
Balance as of end-of-year	$204	$337

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2020	2019
Fixed maturity securities:
Corporate bonds	$3,049	$2,877
U.S. government bonds	-	45
State and municipal bonds	28	16
Foreign government bonds	92	45
RMBS	131	169
CMBS	134	163
ABS	966	1,238
Hybrid and redeemable preferred securities	42	49
Total trading securities	$4,442	$4,602

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2020, 2019 and 2018, was $117 million, $225 million and $(55) million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2020			As of December 31, 2019
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$16,162	$610	$16,772	$15,525	$659	$16,184
30 to 59 days past due	4	28	32	3	27	30
60 to 89 days past due	-	8	8	-	10	10
90 or more days past due	-	69	69	-	16	16
Allowance for credit losses	(186)	(17)	(203)	-	(2)	(2)
Unamortized premium (discount)	(14)	22	8	(17)	23	6
Mark-to-market gains (losses) (1)	(5)	-	(5)	-	-	-
Total carrying value	$15,961	$720	$16,681	$15,511	$733	$16,244

(1)Represents the mark-to-market on certain commercial mortgage loans on real estate for which we have elected the fair value option. See Note 21 for additional information.

Our commercial mortgage loan portfolio has the largest concentrations in California, which accounted for 24% of commercial mortgage loans on real estate as of December 31, 2020 and 2019, and Texas, which accounted for 10% and 11% of commercial mortgage loans on real estate as of December 31, 2020 and 2019, respectively.

Our residential mortgage loan portfolio has the largest concentrations in California, which accounted for 32% and 34% of residential mortgage loans on real estate as of December 31, 2020 and 2019, respectively, and Florida, which accounted for 18% and 20% of residential mortgage loans on real estate as of December 31, 2020 and 2019, respectively.

As of December 31, 2020 and 2019, we had 147 and 38 residential mortgage loans, respectively, that were either delinquent or in foreclosure.

For our commercial mortgage loans, there were four specifically identified impaired loans with an aggregate carrying value of $1 million as of December 31, 2020. There was one specifically identified impaired loan with a carrying value of less than $1 million as of December 31, 2019.

For our residential mortgage loans, there were 76 specifically identified impaired loans with an aggregate carrying value of $34 million as of December 31, 2020. There were four specifically identified impaired loans with an aggregate carrying value of $1 million as of December 31, 2019.

Additional information related to impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Average carrying value for impaired mortgage loans on real estate	$21	$-	$5
Interest income recognized on impaired mortgage loans on real estate	-	-	1
Interest income collected on impaired mortgage loans on real estate	-	-	1

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows:

	As of December 31, 2020		As of January 1, 2020
	Nonaccrual		Nonaccrual
	with no		with no
	Allowance		Allowance
	for Credit		for Credit
	Losses	Nonaccrual	Losses	Nonaccrual
Commercial mortgage loans on real estate	$-	$-	$-	$-
Residential mortgage loans on real estate	-	71	-	17
Total	$-	$71	$-	$17

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2020			As of December 31, 2019
			Debt-			Debt-
			Service			Service
	Amortized	% of	Coverage	Amortized	% of	Coverage
Loan-to-Value Ratio	Cost	Total	Ratio	Cost	Total	Ratio
Less than 65%	$15,157	93.8%	2.36	$14,121	91.0%	2.35
65% to 74%	948	5.9%	1.69	1,389	9.0%	1.88
75% to 100%	47	0.3%	1.21	1	0.0%	1.09
Total	$16,152	100.0%		$15,511	100.0%

The amortized cost of commercial mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2020
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	75%	Coverage
	than 65%	Ratio	to 74%	Ratio	to 100%	Ratio	Total
Origination Year
2020	$1,495	2.85	$32	1.52	$-	-	$1,527
2019	3,098	2.24	258	1.78	2	1.74	3,358
2018	2,379	2.16	182	1.49	15	0.71	2,576
2017	1,779	2.34	169	1.73	-	-	1,948
2016	1,711	2.37	174	1.56	22	1.58	1,907
2015 and prior	4,695	2.38	133	1.95	8	1.02	4,836
Total	$15,157		$948		$47		$16,152

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2020		As of December 31, 2019
	Amortized	% of	Amortized	% of
Performance Indicator	Cost	Total	Cost (1)	Total
Performing	$666	90.4%	$718	97.7%
Nonperforming	71	9.6%	17	2.3%
Total	$737	100.0%	$735	100.0%

(1)A valuation allowance of $2 million was established on residential mortgage loans on real estate as of December 31, 2019.

The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2020
	Performing	Nonperforming	Total
Origination Year
2020	$176	$8	$184
2019	315	51	366
2018	175	12	187
2017	-	-	-
2016	-	-	-
2015 and prior	-	-	-
Total	$666	$71	$737

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Year Ended December 31, 2020
	Commercial	Residential	Total
Balance as of beginning-of-year	$-	$2	$2
Impact of adopting ASU 2016-13	61	26	87
Additions from provision for credit loss expense (1)	177	10	187
Additions from purchases of PCD mortgage loans on real estate	-	-	-
Additions (reductions) for mortgage loans on real estate for which
credit losses were previously recognized (1)	(52)	(21)	(73)
Balance as of end-of-year (2)	$186	$17	$203

(1)Due to changes in economic projections driven by the impact of the COVID-19 pandemic, the provision for credit loss expense increased by $114 million for the year ended December 31, 2020. For the year ended December 31, 2020, we recognized $2 million of credit loss expense related to unfunded commitments for mortgage loans on real estate.

(2)Accrued interest receivable on mortgage loans on real estate totaled $48 million as of December 31, 2020 and was excluded from the estimate of credit losses.

Changes in the valuation allowance associated with impaired commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended
	December 31,
	2019	2018

Balance as of beginning-of-year	$-	$3
Additions	-	-
Charge-offs, net of recoveries	-	(3)
Balance as of end-of-year	$-	$-

Alternative Investments

As of December 31, 2020 and 2019, alternative investments included investments in 270 and 256 different partnerships, respectively, and represented approximately 1% of total investments.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Fixed maturity AFS securities	$4,241	$4,214	$4,129
Trading securities	198	187	79
Equity securities	3	4	4
Mortgage loans on real estate	674	626	492
Real estate	1	1	1
Policy loans	124	128	122
Invested cash	13	33	23
Commercial mortgage loan prepayment
and bond make-whole premiums	78	115	78
Alternative investments	218	24	222
Consent fees	5	7	4
Other investments	42	27	24
Investment income	5,597	5,366	5,178
Investment expense	(333)	(404)	(334)
Net investment income	$5,264	$4,962	$4,844

Impairments on Fixed Maturity AFS Securities

Details underlying credit loss expense incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Credit Loss Expense Recognized in Net Income (Loss) (1)
Fixed maturity AFS securities:
Corporate bonds	$(24)	$(13)	$(5)
RMBS	(1)	(1)	(1)
ABS	-	(1)	(1)
Gross credit loss expense recognized in net income (loss)	(25)	(15)	(7)
Associated amortization of DAC, VOBA, DSI and DFEL	1	-	-
Net credit loss expense recognized in net income (loss)	$(24)	$(15)	$(7)

(1)For the year ended December 31, 2020, we recognized credit loss expense incurred and write-downs taken as a result of impairments through net income (loss), pursuant to ASU 2016-13. For the years ended December 31, 2019 and 2018, prior to the adoption of ASU 2016-13, we recognized write-downs taken as a result of OTTI through net income (loss).

During the year ended December 31, 2019, we recorded $14 million of OTTI recognized in OCI. During the year ended December 31, 2018, we recorded no OTTI recognized in OCI.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2020		As of December 31, 2019
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$2,970	$2,970	$1,383	$1,383
Securities pledged under securities lending agreements (2)	115	112	114	110
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (3)	3,130	5,049	3,580	5,480
Total payables for collateral on investments	$6,215	$8,131	$5,077	$6,973

(1)We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for additional information.

(2)Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2020 and 2019, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2020	2019	2018
Collateral payable for derivative investments	$1,587	$767	$(85)
Securities pledged under securities lending agreements	1	26	(134)
Securities pledged under repurchase agreements	-	(152)	(379)
Investments pledged for FHLBI	(450)	(350)	1,030
Total increase (decrease) in payables for collateral on investments	$1,138	$291	$432

We have elected not to offset our securities lending transactions in our financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2020
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Foreign government bonds	1	-	-	-	1
Total gross secured borrowings	$115	$-	$-	$-	$115

	As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Total gross secured borrowings	$114	$-	$-	$-	$114

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2020, the fair value of all collateral received that we are permitted to sell or re-pledge was $25 million, and we did not re-pledge any of this collateral to cover initial margin and over-the-counter collateral requirements on certain derivative investments as of December 31, 2020.

Investment Commitments

As of December 31, 2020, our investment commitments were $2.8 billion, which included $1.4 billion of LPs, $989 million of mortgage loans on real estate and $500 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2020 and 2019, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.2 billion and $1.3 billion, respectively, or 1% of total investments, and our investments in securities issued by the White Chapel LLC with a fair value of $1.0 billion, or 1% of total investments and Federal National Mortgage Association with a fair value of $1.0 billion, or 1% of total investments, respectively. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2020 and 2019, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $21.7 billion and $18.2 billion, respectively, or 14% of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $19.2 billion and $15.4 billion, respectively, or 13% and 12%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

6. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity products.

Our indexed annuity and indexed universal life insurance (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”). We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs oﬀered in our variable annuity products, including products with guaranteed withdrawal benefit and guaranteed income benefit features. These GLB features are reinsured among various reinsurance counterparties on a coinsurance basis. We cede a portion of the GLB features to LNBAR, a wholly-owned subsidiary of LNC, on a funds withheld coinsurance basis. The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement eﬀect of changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally eﬀective in oﬀsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, diﬀerences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-oﬀ. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2020			As of December 31, 2019
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$964	$87	$11	$1,174	$108	$12
Foreign currency contracts (1)	3,089	147	151	2,874	191	51
Total cash flow hedges	4,053	234	162	4,048	299	63
Fair value hedges:
Interest rate contracts (1)	530	-	271	546	-	202
Non-Qualifying Hedges
Interest rate contracts (1)	135,434	1,587	159	112,921	1,082	219
Foreign currency contracts (1)	304	1	8	262	1	3
Equity market contracts (1)	74,300	3,486	1,952	43,283	1,442	664
Credit contracts (1)	51	-	-	55	-	-
Embedded derivatives:
GLB direct (2)	-	450	-	-	450	-
GLB ceded (2)	-	82	531	-	60	510
Reinsurance related (3)	-	-	540	-	-	375
Indexed annuity and IUL contracts (2) (4)	-	550	3,594	-	927	2,585
Total derivative instruments	$214,672	$6,390	$7,217	$161,115	$4,261	$4,621

(1)Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets and other liabilities on our Consolidated Balance Sheets.

(3)Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2020
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$14,052	$57,331	$29,217	$36,328	$-	$136,928
Foreign currency contracts (2)	227	411	1,062	1,693	-	3,393
Equity market contracts	40,716	19,445	5,831	12	8,296	74,300
Credit contracts	-	51	-	-	-	51
Total derivative instruments
with notional amounts	$54,995	$77,238	$36,110	$38,033	$8,296	$214,672

(1)As of December 31, 2020, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 30, 2022.

(2)As of December 31, 2020, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 17, 2050.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

Cumulative Fair Value
Hedging Adjustment
Included in the
	Amortized Cost of the		Amortized Cost of the
	Hedged		Hedged
	Assets / (Liabilities)		Assets / (Liabilities)
	As of	As of	As of	As of
	December 31,	December 31,	December 31,	December 31,
	2020	2019	2020	2019
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value	$824	$776	$271	$202

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$181	$119	$27
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cumulative effect from adoption of
new accounting standard	-	-	6
Cash flow hedges:
Interest rate contracts	(16)	73	(4)
Foreign currency contracts	93	108	44
Change in foreign currency exchange rate adjustment	(174)	(52)	111
Change in DAC, VOBA, DSI and DFEL	(23)	(5)	(14)
Income tax benefit (expense)	26	(26)	(29)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	2	3	4
Foreign currency contracts (1)	56	35	27
Foreign currency contracts (2)	6	9	-
Associated amortization of DAC, VOBA, DSI and DFEL	(7)	(2)	(3)
Income tax benefit (expense)	(12)	(9)	(6)
Balance as of end-of-year	$42	$181	$119

(1)The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).

(2)The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income
	For the Years Ended December 31,
	2020		2019
	Realized	Net	Realized	Net
	Gain	Investment	Gain	Investment
	(Loss)	Income	(Loss)	Income
Total Line Items in which the Effects of
Fair Value or Cash Flow Hedges are Recorded	$(526)	$5,264	$(828)	$4,962

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	69	-	63
Derivatives designated as hedging instruments	-	(69)	-	(63)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	2	-	3
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	6	56	9	35

Non-Qualifying Hedges
Interest rate contracts	1,287	-	982	-
Foreign currency contracts	(3)	-	(1)	-
Equity market contracts	971	-	(137)	-
Credit contracts	(6)	-	-	-
Embedded derivatives:
GLB	1	-	1	-
Reinsurance related	(241)	-	(626)	-
Indexed annuity and IUL contracts	(471)	-	(742)	-

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

For the Year
Ended
December 31,
2018
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4
Foreign currency contracts (1)	27
Total cash flow hedges	31
Fair value hedges:
Interest rate contracts (1)	(14)
Interest rate contracts (2)	37
Total fair value hedges	23
Non-Qualifying Hedges
Interest rate contracts (2)	(149)
Foreign currency contracts (2)	5
Equity market contracts (2)	445
Equity market contracts (3)	(17)
Embedded derivatives:
GLB(2)	(1)
Reinsurance related (2)	292
Indexed annuity and IUL contracts (2)	81
Total derivative instruments	$710

(1)Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

(2)Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(3)Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

For the Year
Ended
December 31,
2018
Offset to net investment income	$4
Offset to realized gain (loss)	27

As of December 31, 2020, $45 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2020 and 2019, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

As of December 31, 2020
Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2025	(3)	(4)	BBB+	1	$1	$51

As of December 31, 2019
Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2024	(3)	(4)	BBB+	1	$1	$55

(1)Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.

(2)Broker quotes are used to determine the market value of our credit default swaps.

(3)Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.

(4)Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2020	2019
Maximum potential payout	$51	$55
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$51	$55

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, our counterparties would have been required to post $1 million of collateral as of December 31, 2020.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR. The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2020, the NPR adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2020 or 2019.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2020		As of December 31, 2019
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$1,232	$(7)	$441	$(22)
A+	1,112	(175)	549	(168)
A	53	-	36	-
A-	572	-	355	-
	$2,969	$(182)	$1,381	$(190)

Balance Sheet Offsetting

Information related to the effects of offsetting (in millions) was as follows:

	As of December 31, 2020
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$4,978	$1,082	$6,060
Gross amounts offset	(1,869)	-	(1,869)
Net amount of assets	3,109	1,082	4,191
Gross amounts not offset:
Cash collateral	(2,969)	-	(2,969)
Non-cash collateral	(56)	-	(56)
Net amount	$84	$1,082	$1,166

Financial Liabilities
Gross amount of recognized liabilities	$902	$4,665	$5,567
Gross amounts offset	(330)	-	(330)
Net amount of liabilities	572	4,665	5,237
Gross amounts not offset:
Cash collateral	(182)	-	(182)
Non-cash collateral	-	-	-
Net amount	$390	$4,665	$5,055

	As of December 31, 2019
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,619	$1,437	$4,056
Gross amounts offset	(708)	-	(708)
Net amount of assets	1,911	1,437	3,348
Gross amounts not offset:
Cash collateral	(1,381)	-	(1,381)
Non-cash collateral	(242)	-	(242)
Net amount	$288	$1,437	$1,725

Financial Liabilities
Gross amount of recognized liabilities	$771	$3,470	$4,241
Gross amounts offset	(15)	-	(15)
Net amount of liabilities	756	3,470	4,226
Gross amounts not offset:
Cash collateral	(190)	-	(190)
Non-cash collateral	-	-	-
Net amount	$566	$3,470	$4,036

7. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Current	$(59)	$175	$179
Deferred	3	(212)	78
Federal income tax expense (benefit)	$(56)	$(37)	$257

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Income (loss) before taxes	$535	$577	$1,830
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	112	121	384
Effect of:
Tax-preferred investment income (1)	(98)	(99)	(87)
Tax credits	(39)	(40)	(39)
Excess tax benefits from stock-based compensation	2	(6)	(3)
Tax impact associated with the Tax Cuts and Jobs Act (2)	(37)	(16)	3
Other items	4	3	(1)
Federal income tax expense (benefit)	$(56)	$(37)	$257
Effective tax rate	-10%	-6%	14%

(1)Relates primarily to separate account dividends eligible for the dividends-received deduction.

(2)In 2018, we recognized a $3 million tax expense from the impact of the reduced federal statutory rate under the Tax Cuts and Jobs Act (the “Tax Act”) on our adoption of an Internal Revenue Service pronouncement related to variable annuity contracts. In 2019, we recognized a $16 million tax benefit from the impact of the reduced corporate tax rate under the Tax Act on our election to revalue policyholder tax reserves. In 2020, we recognized a $37 million tax benefit attributable to the carry back of a 2020 net operating loss under the provisions of the Coronavirus Aid, Relief, and Economic Security Act, which provides for a five-year carryback period.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2020	2019
Current	$381	$255
Deferred	(3,422)	(2,605)
Total federal income tax asset (liability)	$(3,041)	$(2,350)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2020	2019
Deferred Tax Assets
Future contract benefits and other contract holder funds	$2,262	$527
Reinsurance related embedded derivative asset	113	79
Compensation and benefit plans	163	135
Intangibles	27	26
Net operating losses	218	216
Other	5	14
Total deferred tax assets	$2,788	$997
Deferred Tax Liabilities
DAC	$418	$854
VOBA	165	191
Net unrealized gain on fixed maturity AFS securities	3,836	2,216
Net unrealized gain on trading securities	88	70
Investment activity	1,299	154
Other	404	117
Total deferred tax liabilities	$6,210	$3,602
Net deferred tax asset (liability)	$(3,422)	$(2,605)

As of December 31, 2020, we have $1.0 billion of net operating losses to carry forward to future years. The net operating losses arose in tax year 2018, and under the Tax Act changes, have an unlimited carryforward period. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2017. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our refund claims for 2014 and 2015 that is anticipated to be completed by the end of 2021. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2020	2019
Balance as of beginning-of-year	$41	$12
Increases for prior year tax positions	2	29
Balance as of end-of-year	$43	$41

As of December 31, 2020 and 2019, $43 million and $41 million, respectively, of our unrecognized tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will decrease by $9 million by the end of 2021.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2020, 2019 and 2018, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2020 and 2019.

8. DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$7,418	$9,509	$7,909
Cumulative effect from adoption of new accounting
standard	5	-	-
Business acquired (sold) through reinsurance	(26)	-	(246)
Business recaptured through reinsurance	-	59	-
Deferrals	1,427	1,900	1,596
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(811)	(922)	(913)
Unlocking	(211)	(471)	(115)
Adjustment related to realized (gains) losses	(35)	(43)	(42)
Adjustment related to unrealized (gains) losses	(2,177)	(2,614)	1,320
Balance as of end-of-year	$5,590	$7,418	$9,509

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$327	$799	$499
Business acquired (sold) through reinsurance	-	-	(11)
Business acquired	-	-	30
Deferrals	3	6	7
Amortization:
Amortization, excluding unlocking	(107)	(115)	(127)
Unlocking	(201)	143	(60)
Accretion of interest (1)	44	45	48
Adjustment related to realized (gains) losses	-	(1)	(2)
Adjustment related to unrealized (gains) losses	168	(550)	415
Balance as of end-of-year	$234	$327	$799

(1)The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2020, was as follows:

2021	$67
2022	65
2023	64
2024	59
2025	52

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$281	$298	$287
Business acquired (sold) through reinsurance	-	-	(21)
Deferrals	7	26	48
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(20)	(28)	(28)
Unlocking	(1)	(3)	-
Adjustment related to realized (gains) losses	(2)	(2)	(1)
Adjustment related to unrealized (gains) losses	(6)	(10)	13
Balance as of end-of-year	$259	$281	$298

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$646	$2,763	$1,429
Cumulative effect from adoption of new accounting
standard	4	-	-
Business recaptured through reinsurance	-	5	-
Deferrals	1,002	1,092	874
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(529)	(533)	(474)
Unlocking	(275)	(426)	(52)
Adjustment related to realized (gains) losses	16	(11)	(19)
Adjustment related to unrealized (gains) losses	(468)	(2,244)	1,005
Balance as of end-of-year	$396	$646	$2,763

9. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re Life & Health America, Inc. (“Swiss Re”):

	For the Years Ended December 31,
	2020	2019	2018
Direct insurance premiums and fee income	$13,159	$13,347	$11,882
Reinsurance assumed	101	97	96
Reinsurance ceded	(2,018)	(1,920)	(1,883)
Total insurance premiums and fee income	$11,242	$11,524	$10,095

Direct insurance benefits	$10,497	$9,482	$8,513
Reinsurance recoveries netted against benefits	(2,447)	(1,897)	(2,369)
Total benefits	$8,050	$7,585	$6,144

We and our insurance subsidiaries cede insurance to other companies. The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2020, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured 17% of the mortality risk on newly issued life insurance contracts in 2020.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR. The amounts recoverable from reinsurers were $18.8 billion and $19.2 billion as of December 31, 2020 and 2019, respectively.

Protective represents our largest reinsurance exposure following the sale of the Liberty Life Business as discussed in Note 3, which resulted in amounts recoverable from Protective of $11.3 billion and $11.8 billion as of December 31, 2020 and 2019, respectively. Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $15.2 billion and $14.7 billion as of December 31, 2020 and 2019, respectively.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.2 billion and $1.3 billion as of December 31, 2020 and 2019, respectively. Swiss Re has funded a trust, with a balance of $1.2 billion as of December 31, 2020, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our liabilities for funds withheld and embedded derivatives as of December 31, 2020, included $151 million and $35 million, respectively, related to the business sold to Swiss Re. In addition, the amounts recoverable from LNBAR were $2.7 billion and $2.4 billion as of December 31, 2020 and 2019, respectively. LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $3.2 billion as of December 31, 2020.

Adoption of ASU 2016-13

In 2020, we adopted ASU 2016-13, which resulted in a new recognition and measurement of credit losses on most financial assets. We established a credit loss allowance of $190 million as of January 1, 2020, for reinsurance-related assets for the risk of credit losses inherent in reinsurance transactions. During 2020, there have not been any changes to the credit loss allowance that would be material to our financial statements. See Note 2 for additional information. See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our reinsurance-related assets.

Modco Agreements

Some portions of our annuity business have been reinsured on a Modco basis with other companies. In a Modco agreement, we as the ceding company retain the reserves, as well as the assets backing those reserves, and the reinsurer shares proportionally in all financial terms of the reinsured policies based on their respective percentage of the risk. Effective October 1, 2018, we entered into one such Modco agreement with Athene to reinsure fixed and fixed indexed annuity products, which resulted in a deposit asset of $5.8 billion and $6.6 billion as of December 31, 2020 and 2019, respectively, within other assets on our Consolidated Balance Sheets. We held assets in support of reserves associated with the transaction in a Modco investment portfolio, which consisted of the following (in millions):

	As of	As of
	December 31,	December 31,
	2020	2019
Fixed maturity AFS securities	$1,531	$2,308
Trading securities	3,357	3,534
Equity securities	17	14
Mortgage loans on real estate	832	698
Derivative investments	103	130
Other investments	167	94
Cash and invested cash	92	62
Accrued investment income	42	57
Other assets	3	-
Total	$6,144	$6,897

In addition, the portfolio was supported by $185 million of over-collateralization and a $170 million letter of credit as of December 31, 2020. As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $29 million, $30 million and $8 million of the gain during 2020, 2019 and 2018, respectively.

See “Realized Gain (Loss)” in Note 16 for information on reinsurance related embedded derivatives.

10. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2020
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	684	-	-	-	684
Total goodwill	$3,930	$(2,152)	$-	$-	$1,778

	For the Year Ended December 31, 2019
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	688	-	(4)	-	684
Total goodwill	$3,934	$(2,152)	$(4)	$-	$1,778

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2020 and 2019, we performed our annual quantitative goodwill impairment test for our reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2020		As of December 31, 2019
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	59	100	55
Group Protection:
VOCRA	576	55	576	25
VODA	31	5	31	2
Insurance licenses (1)	3	-	3	-
Total	$715	$119	$715	$82

(1)No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2020, was as follows:

2021	$37
2022	37
2023	37
2024	37
2025	37
Thereafter	403

11. Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2020 (1)	2019 (1)
Return of Net Deposits
Total account value	$109,856	$101,601
Net amount at risk (2)	72	71
Average attained age of contract holders	66 years	65 years

Minimum Return
Total account value	$100	$92
Net amount at risk (2)	12	13
Average attained age of contract holders	78 years	77 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$27,650	$25,763
Net amount at risk (2)	390	384
Average attained age of contract holders	72 years	71 years

(1)Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$117	$161	$100
Changes in reserves	30	(24)	77
Benefits paid	(26)	(20)	(16)
Balance as of end-of-year	$121	$117	$161

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2020	2019
Asset Type
Domestic equity	$70,362	$64,093
International equity	20,855	19,852
Fixed income	43,521	41,405
Total	$134,738	$125,350

Percent of total variable annuity separate account values	98%	98%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment. Reserves on UL and VUL products with secondary guarantees represented 37% and 35% of total life insurance in-force reserves as of December 31, 2020 and 2019, respectively. UL and VUL products with secondary guarantees represented 31%, 27% and 36% of total life insurance sales for the years ended December 31, 2020, 2019 and 2018, respectively.

12. Liability for Unpaid Claims

The liability for unpaid claims consists primarily of long-term disability claims and is reported in future contract benefits on our Consolidated Balance Sheets. Changes in the liability for unpaid claims (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$5,552	$5,335	$2,222
Reinsurance recoverable	152	143	57
Net balance as of beginning-of-year	5,400	5,192	2,165
Business acquired (1)	-	-	2,842
Incurred related to:
Current year	3,517	3,193	2,531
Prior years:
Interest	148	151	120
All other incurred (2)	(209)	(308)	(208)
Total incurred	3,456	3,036	2,443
Paid related to:
Current year	(1,707)	(1,518)	(1,197)
Prior years	(1,366)	(1,310)	(1,061)
Total paid	(3,073)	(2,828)	(2,258)
Net balance as of end-of-year	5,783	5,400	5,192
Reinsurance recoverable	151	152	143
Balance as of end-of-year	$5,934	$5,552	$5,335

(1)Represents acquired group life and disability reserves, net, as of May 1, 2018. See Note 3 for additional information.

(2)All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims. Interest accrued on prior years’ reserves has been calculated on the opening reserve balance less one-half of the prior years’ incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods. As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates. Long-term disability reserves are discounted using rates ranging from 2.75% to 5%. The discount rates vary by year of claim incurral.

13. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2020	2019
Short-Term Debt
Short-term debt (1)	$497	$609

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	611	613
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	254	284
4.225% surplus note, due 2037	28	28
4.00% surplus note, due 2037	30	-
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,412	$2,414

(1)The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2020, were as follows:

2021	$-
2022	-
2023	-
2024	50
2025	-
Thereafter	2,362
Total	$2,412

We issued a surplus note of $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC. The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million. The outstanding principal amount as of December 31, 2020, was $611 million. The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC. The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC. The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC. The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps. On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest. The outstanding principal amount as of December 31, 2020, was $254 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC. The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2019, we issued a surplus note of $28 million to LNC. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On March 31, 2020, we issued a surplus note of $30 million to LNC. The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.00%. Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), (in millions) were as follows:

		As of December 31, 2020
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	July 31, 2024	$2,250	$213
LOC facility (1)	August 26, 2031	990	943
LOC facility (1)	October 1, 2031	954	954
Total		$4,194	$2,110

(1)Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On July 31, 2019, LNC refinanced its existing credit facility with a syndicate of banks. This facility (the “credit facility”) allows for the issuance of LOCs and borrowing of up to $2.25 billion. The credit facility is unsecured and has a commitment termination date of July 31, 2024. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement governing the credit facility contains or includes:

●Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;

●Financial covenants including maintenance by LNC of a minimum consolidated net worth (as defined in the credit agreement) equal to the sum of $10.6 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries as set forth in the credit agreement; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00;

●A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the credit agreement; and

●Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2020, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets. Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid. Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults. Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable. As of December 31, 2020, we were in compliance with all such covenants.

14. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2020. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2020, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $90 million. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term agreements. We are disputing the requested rate increases under these agreements. We will initiate arbitration proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have initiated, and may in the future initiate, arbitration proceedings against us. We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition. For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed Plaintiff’s complaint in its entirety. In response, Plaintiff filed a motion for leave to amend the complaint, which we have opposed.

Hanks v. Lincoln Life & Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016. Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result. Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf. On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case. In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the defense of this case. On September 30, 2020, the court denied plaintiff’s motion for summary judgment and granted in part Voya’s motion for summary judgment. The court has not yet set a trial date, and we continue to vigorously defend this action.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017. Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016. We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018. Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL). Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017. Plaintiffs seek to represent classes of policyholders and seek damages on their behalf. We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018.

Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018. Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL). Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017. We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies. Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.” Plaintiff seeks damages on behalf of the policyholder class and sub-class. We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. We are vigorously defending this matter.

Commitments

Leases

As of December 31, 2020 and 2019, we recognized operating lease ROU assets of $162 million and $202 million, respectively, and associated lease liabilities of $170 million and $208 million, respectively. The weighted-average discount rate and remaining lease term were 3.1% and six years, respectively, as of December 31, 2020, and 3.2% and six years, respectively, as of December 31, 2019. Operating lease expense for the years ended December 31, 2020, 2019 and 2018, was $42 million, $46 million and $43 million, respectively, and reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2020 and 2019, the net book value of assets recorded as finance leases was $75 million and $128 million, respectively, and the associated accumulated amortization was $398 million and $345 million, respectively. These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives. The weighted-average discount rate and remaining lease term were 2.2% and two years, respectively, as of December 31, 2020 and 2019.

Finance lease expense (in millions) was as follows:

	For the Years Ended
	December 31,
	2020	2019
Amortization of ROU assets (1)	$53	$67
Interest on lease liabilities (2)	6	13
Total	$59	$80

(1)Amortization of ROU assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

(2)Interest on lease liabilities is reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

	For the Years Ended
	December 31,
	2020	2019
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$43	$47
Financing cash flows from finance leases	53	96

Supplemental Non-cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$10	$78

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2020, were as follows:

	Operating	Finance
	Leases	Leases
2021	$42	$62
2022	37	72
2023	33	79
2024	27	17
2025	22	7
Thereafter	47	4
Total future minimum lease payments	208	241
Less: Amount representing interest	38	7
Present value of minimum lease payments	$170	$234

As of December 31, 2020, we had no leases that had not yet commenced.

Vulnerability from Concentrations

As of December 31, 2020, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 5 and 9, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(9) million and $(13) million as of December 31, 2020 and 2019, respectively.

15. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$5,637	$536	$3,283
Cumulative effect from adoption of new accounting standards	40	-	634
Unrealized holding gains (losses) arising during the year	7,585	8,856	(5,995)
Change in foreign currency exchange rate adjustment	180	46	(107)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(3,559)	(2,460)	1,748
Income tax benefit (expense)	(901)	(1,370)	923
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(52)	(26)	(44)
Associated amortization of DAC, VOBA, DSI and DFEL	38	(11)	(19)
Income tax benefit (expense)	3	8	13
Balance as of end-of-year	$8,993	$5,637	$536
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$40	$29	$39
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	(40)	-	9
Gross OTTI recognized in OCI during the year	-	(14)	-
Change in DAC, VOBA, DSI and DFEL	-	1	-
Income tax benefit (expense)	-	3	-
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	-	30	(18)
Change in DAC, VOBA, DSI and DFEL	-	(2)	(5)
Income tax benefit (expense)	-	(7)	4
Balance as of end-of-year	$-	$40	$29
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$181	$119	$27
Cumulative effect from adoption of new accounting standard	-	-	6
Unrealized holding gains (losses) arising during the year	77	181	40
Change in foreign currency exchange rate adjustment	(174)	(52)	111
Change in DAC, VOBA, DSI and DFEL	(23)	(5)	(14)
Income tax benefit (expense)	26	(26)	(29)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	64	47	31
Associated amortization of DAC, VOBA, DSI and DFEL	(7)	(2)	(3)
Income tax benefit (expense)	(12)	(9)	(6)
Balance as of end-of-year	$42	$181	$119
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(22)	$(25)	$(22)
Cumulative effect from adoption of new accounting standard	-	-	(5)
Adjustment arising during the year	10	4	3
Income tax benefit (expense)	(2)	(1)	(1)
Balance as of end-of-year	$(14)	$(22)	$(25)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(52)	$(26)	$(44)	Realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	38	(11)	(19)	Realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(14)	(37)	(63)	operations before taxes
Income tax benefit (expense)	3	8	13	Federal income tax expense (benefit)
Reclassification, net of income tax	$(11)	$(29)	$(50)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$-	$4	$7	Realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	-	Realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	-	4	7	operations before taxes
Income tax benefit (expense)	-	(1)	(1)	Federal income tax expense (benefit)
Reclassification, net of income tax	$-	$3	$6	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$2	$3	$4	Net investment income
Foreign currency contracts	56	35	27	Net investment income
Foreign currency contracts	6	9	-	Realized gain (loss)
Total gross reclassifications	64	47	31
Associated amortization of DAC,
VOBA, DSI and DFEL	(7)	(2)	(3)	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	57	45	28	operations before taxes
Income tax benefit (expense)	(12)	(9)	(6)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$45	$36	$22	Net income (loss)

16. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Fixed maturity AFS securities:
Gross gains	$26	$44	$36
Gross losses	(78)	(70)	(80)
Credit loss benefit (expense) (1)	(25)	-	-
Gross OTTI	-	(15)	(7)
Realized gain (loss) on equity securities (2)	8	(4)	(17)
Credit loss benefit (expense) on mortgage loans on real estate	(117)	(2)	2
Other gain (loss) on investments	(7)	(9)	-
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	31	(13)	(22)
Total realized gain (loss) related to certain financial assets	(162)	(69)	(88)
Realized gain (loss) on the mark-to-market on certain instruments (3)(4)	(142)	(426)	251
Indexed annuity and IUL contracts net derivatives results: (5)
Gross gain (loss)	38	(80)	(51)
Associated amortization of DAC, VOBA, DSI and DFEL	(26)	2	12
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(205)	(223)	(184)
Associated amortization of DAC, VOBA, DSI and DFEL	(29)	(32)	(32)
Total realized gain (loss)	$(526)	$(828)	$(92)

(1)Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.

(2)Includes market adjustments on equity securities still held of $8 million and $(4) million for the years ended December 31, 2020 and 2019, respectively.

(3)Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts, net derivatives results), reinsurance related embedded derivatives and trading securities. See Notes 1 and 9 for information regarding Modco.

(4)Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $(24) million for the year ended December 31, 2020.

(5)Represents the net difference between the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

17. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Commissions	$2,193	$2,566	$2,271
General and administrative expenses	2,014	2,152	1,910
Expenses associated with reserve financing and LOCs	55	52	64
DAC and VOBA deferrals and interest, net of amortization	(144)	(586)	(436)
Broker-dealer expenses	378	372	358
Specifically identifiable intangible asset amortization	37	26	9
Taxes, licenses and fees	336	353	322
Acquisition and integration costs related to mergers and acquisitions	20	130	85
Total	$4,889	$5,065	$4,583

18. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions for the years ended December 31, 2020 and 2019. We do not expect to be required to make any contributions to these pension plans in 2021. We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents. Total net periodic cost (recovery) for these plans was $4 million, $6 million and $6 million during 2020, 2019 and 2018, respectively. In 2021, we expect the plans to make benefit payments of approximately $11 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2020	2019	2020	2019

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$115	$109	$8	$9
Projected benefit obligation	116	115	10	10
Funded status	$(1)	$(6)	$(2)	$(1)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$-	$-	$-
Other liabilities	(1)	(6)	(2)	(1)
Net amount recognized	$(1)	$(6)	$(2)	$(1)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	2.95%	3.50%	2.96%	3.50%
Net periodic benefit cost:
Weighted-average discount rate	3.50%	4.50%	3.50%	4.50%
Expected return on plan assets	4.25%	4.50%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2020, and projected benefit obligation cash flows. The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation. We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2020	2019

Fixed maturity securities:
Corporate bonds	$12	$-
U.S. government bonds	67	83
Cash and invested cash	36	26
Other investments	8	9
Total	$123	$118

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy. See “Financial Instruments Carried at Fair Value” in Note 21 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits. We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. Our expense (benefit) for these plans was $(9) million, $10 million and $(4) million for the years ended December 31, 2020, 2019 and 2018, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $97 million, $101 million and $90 million, for the years ended December 31, 2020, 2019 and 2018, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $35 million, $22 million and $12 million for the years ended December 31, 2020, 2019 and 2018, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2020	2019
Total liabilities (1)	$673	$579
Investments dedicated to fund liabilities (2)	229	202

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19. Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, and restricted stock units (“RSUs”), among other types of awards. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Stock options	$9	$8	$5
Performance shares	5	16	14
RSUs	34	35	30
Total	$48	$59	$49

Recognized tax benefit	$10	$12	$10

20. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities: LNL, LLANY, LLACB, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2020	2019
U.S. capital and surplus	$8,783	$8,425

	For the Years Ended December 31,
	2020	2019	2018
U.S. net gain (loss) from operations, after-tax	$(247)	$379	$686
U.S. net income (loss)	53	359	1,013
U.S. dividends to LNC holding company	660	600	910

Comparison of 2020 to 2019

Statutory net income (loss) decreased due primarily to increases in benefits and unfavorable reserve strain on certain products, partially offset by favorable equity markets.

Comparison of 2019 to 2018

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, unfavorable reserve strain on certain products, and integration costs incurred as part of the acquisition of Liberty Life. See Note 3 for information regarding the acquisition.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York and use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves as prescribed by the state of New York.  The statutory permitted practice allows accounting for certain call option derivative assets at amortized cost and allows determining certain indexed annuity and indexed life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2020 and 2019. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2020 and 2019. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2020 and 2019. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2020	2019
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$14	$24
Conservative valuation rate on certain annuities	(44)	(49)
Calculation of reserves using continuous CARVM	(1)	-
State Permitted Practice
Derivative instruments and equity indexed reserves	(100)	-
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,897	1,947
LLC notes and variable value surplus notes	1,640	1,648
Excess of loss reinsurance agreements	452	419

(1)These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48 or are compliant under AG48 requirements.

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2020, the Company’s RBC ratio was in excess of four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiaries, LLANY, a New York-domiciled insurance company, and LLACB, a New Hampshire-domiciled company, are bound by similar restrictions, under the laws of New York and New Hampshire, respectively. Under both New York and New Hampshire law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $850 million in 2021 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21. Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2020		As of December 31, 2019
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$121,111	$121,111	$103,773	$103,773
Trading securities	4,442	4,442	4,602	4,602
Equity securities	127	127	103	103
Mortgage loans on real estate	16,681	18,129	16,244	16,774
Derivative investments (1)	3,109	3,109	1,911	1,911
Other investments	3,015	3,015	2,554	2,554
Cash and invested cash	1,462	1,462	1,879	1,879
Other assets:
GLB direct embedded derivatives	450	450	450	450
GLB ceded embedded derivatives	82	82	60	60
Indexed annuity ceded embedded derivatives	550	550	927	927
Separate account assets	167,965	167,965	153,571	153,571

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(3,594)	(3,594)	(2,585)	(2,585)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(1,854)	(1,854)	(1,900)	(1,900)
Account values of certain investment contracts	(40,917)	(49,709)	(38,606)	(46,781)
Short-term debt	(497)	(497)	(609)	(609)
Long-term debt	(2,412)	(2,834)	(2,414)	(2,714)
Reinsurance related embedded derivatives	(540)	(540)	(375)	(375)
Other liabilities:
Derivative liabilities (1)	(353)	(353)	(238)	(238)
GLB ceded embedded derivatives	(531)	(531)	(510)	(510)
Benefit Plans’ Assets (2)	123	123	118	118

(1)We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.

(2)Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 1 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting. The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value. The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2020 and 2019, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on our Consolidated Balance Sheets, includes commercial mortgage loans for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with Modco agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on our Consolidated Statement of Comprehensive Income (Loss) for commercial mortgage loans. Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Due to lack of observable inputs as a result of a change to a third-party pricing source, certain mortgage loans electing the fair value option were categorized as Level 3 as of December 31, 2020.

The fair value and aggregate contractual principal for mortgage loans where the fair value option was elected (in millions) was as follows:

As of
December 31,
2020
Commercial mortgage loans: (1)
Fair value	$832
Aggregate contractual principal	839
-

(1)As of December 31, 2020, no loans for which the fair value option has been elected were in non-accrual status and none were more than 90 days past due and still accruing interest.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2020 or 2019.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2020
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$93,663	$7,761	$101,424
U.S. government bonds	438	6	5	449
State and municipal bonds	-	6,662	-	6,662
Foreign government bonds	-	391	74	465
RMBS	-	2,836	2	2,838
CMBS	-	1,494	1	1,495
ABS	-	6,608	570	7,178
Hybrid and redeemable preferred securities	53	444	103	600
Mortgage loans on real estate	-	-	832	832
Trading securities	5	3,794	643	4,442
Equity securities	22	48	57	127
Derivative investments (1)	-	1,733	3,575	5,308
Cash and invested cash	-	1,462	-	1,462
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	82	82
Indexed annuity ceded embedded derivatives	-	-	550	550
Separate account assets	606	167,351	-	167,957
Total assets	$1,124	$286,492	$14,705	$302,321

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(3,594)	$(3,594)
Reinsurance related embedded derivatives	-	(540)	-	(540)
Other liabilities:
Derivative liabilities (1)	-	(519)	(2,033)	(2,552)
GLB ceded embedded derivatives	-	-	(531)	(531)
Total liabilities	$-	$(1,059)	$(6,158)	$(7,217)

Benefit Plans’ Assets	$-	$123	$-	$123

	As of December 31, 2019
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$80,801	$6,978	$87,779
U.S. government bonds	391	7	5	403
State and municipal bonds	-	5,685	-	5,685
Foreign government bonds	-	298	90	388
RMBS	-	2,997	11	3,008
CMBS	-	1,082	1	1,083
ABS	-	4,615	268	4,883
Hybrid and redeemable preferred securities	77	389	78	544
Trading securities	50	3,886	666	4,602
Equity securities	25	48	30	103
Derivative investments (1)	-	1,089	1,735	2,824
Cash and invested cash	-	1,879	-	1,879
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	60	60
Indexed annuity ceded embedded derivatives	-	-	927	927
Separate account assets	644	152,916	-	153,560
Total assets	$1,187	$255,692	$11,299	$268,178

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2,585)	$(2,585)
Reinsurance related embedded derivatives	-	(375)	-	(375)
Other liabilities:
Derivative liabilities (1)	-	(284)	(867)	(1,151)
GLB ceded embedded derivatives	-	-	(510)	(510)
Total liabilities	$-	$(659)	$(3,962)	$(4,621)

Benefit Plans’ Assets	$-	$118	$-	$118

(1)Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2020
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$6,978	$(7)	$281	$435	$74	$7,761
U.S. government bonds	5	-	-	-	-	5
Foreign government bonds	90	-	3	(19)	-	74
RMBS	11	-	-	-	(9)	2
CMBS	1	-	-	-	-	1
ABS	268	-	10	495	(203)	570
Hybrid and redeemable
preferred securities	78	-	(2)	9	18	103
Mortgage loans on real estate	-	(1)	(10)	56	787	832
Trading securities	666	10	-	(32)	(1)	643
Equity securities	30	4	-	18	5	57
Derivative investments	868	986	267	(363)	(216)	1,542
Other assets: (6)
GLB direct embedded derivatives	450	-	-	-	-	450
GLB ceded embedded derivatives	60	22	-	-	-	82
Indexed annuity ceded embedded derivatives	927	538	-	(915)	-	550
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(2,585)	(1,009)	-	-	-	(3,594)
Other liabilities – GLB ceded embedded
derivatives (6)	(510)	(21)	-	-	-	(531)
Total, net	$7,337	$522	$549	$(316)	$455	$8,547

	For the Year Ended December 31, 2019
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,652	$3	$177	$1,195	$(49)	$6,978
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	109	-	6	(25)	-	90
RMBS	7	-	-	21	(17)	11
CMBS	2	1	-	5	(7)	1
ABS	134	-	1	619	(486)	268
Hybrid and redeemable
preferred securities	75	-	3	-	-	78
Trading securities	67	17	-	850	(268)	666
Equity securities	25	(12)	-	17	-	30
Derivative investments	533	9	164	162	-	868
Other assets: (6)
GLB direct embedded derivatives	123	327	-	-	-	450
GLB ceded embedded derivatives	72	(12)	-	-	-	60
Indexed annuity ceded embedded derivatives	902	158	-	(133)	-	927
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,305)	(900)	-	(380)	-	(2,585)
Other liabilities – GLB ceded embedded
derivatives (6)	(196)	(314)	-	-	-	(510)
Total, net	$6,200	$(723)	$351	$2,331	$(822)	$7,337

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net (2)	Net (3)(4)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,350	$10	$(198)	$542	$(52)	$5,652
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	110	-	(1)	-	-	109
RMBS	12	-	-	7	(12)	7
CMBS	6	-	-	35	(39)	2
ABS	117	-	-	223	(206)	134
Hybrid and redeemable
preferred securities	76	-	(1)	-	-	75
Equity AFS securities	161	-	-	-	(161)	-
Trading securities	49	(5)	-	30	(7)	67
Equity securities	-	(1)	-	-	26	25
Derivative investments	30	168	(74)	409	-	533
Other assets: (6)
GLB direct embedded derivatives	903	(780)	-	-	-	123
GLB ceded embedded derivatives	51	21	-	-	-	72
Indexed annuity ceded embedded derivatives	11	(117)	-	1,008	-	902
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,418)	198	-	(85)	-	(1,305)
Other liabilities – GLB ceded embedded
derivatives (6)	(954)	758	-	-	-	(196)
Total, net	$4,509	$252	$(274)	$2,164	$(451)	$6,200

(1)The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).

(2)Issuances, sales, maturities, settlements, calls, net, includes financial instruments acquired in the Liberty Life transaction as follows: corporate bonds of $67 million and ABS of $17 million.

(3)Transfers into or out of Level 3 for fixed maturity AFS and trading securities are reported at amortized cost as of the beginning-of-year. For fixed maturity AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(4)Transfers into or out of Level 3 for FHLB stock between equity securities and other investments are reported at cost on our Consolidated Balance Sheets.

(5)Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(6)Gains (losses) from the changes in fair value are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2020
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,123	$(318)	$(43)	$(195)	$(132)	$435
Foreign government bonds	-	-	(19)	-	-	(19)
ABS	571	-	-	(76)	-	495
Hybrid and redeemable
preferred securities	13	(4)	-	-	-	9
Mortgage loans on real estate	71	(15)	-	-	-	56
Trading securities	300	(126)	(40)	(166)	-	(32)
Equity securities	20	(2)	-	-	-	18
Derivative investments	520	(412)	(471)	-	-	(363)
Other assets – indexed annuity ceded
embedded derivatives	25	-	-	(940)	-	(915)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	284	-	-
Total, net	$2,359	$(877)	$(573)	$(1,093)	$(132)	$(316)

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,502	$(45)	$(78)	$(154)	$(30)	$1,195
Foreign government bonds	-	-	(25)	-	-	(25)
RMBS	21	-	-	-	-	21
CMBS	7	-	-	(2)	-	5
ABS	646	(8)	-	(19)	-	619
Trading securities	872	-	-	(22)	-	850
Equity securities	50	(33)	-	-	-	17
Derivative investments	555	(61)	(332)	-	-	162
Other assets – indexed annuity ceded
embedded derivatives	56	-	-	(189)	-	(133)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(591)	-	-	211	-	(380)
Total, net	$3,118	$(147)	$(435)	$(175)	$(30)	$2,331

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,068	$(171)	$(3)	$(275)	$(77)	$542
U.S. government bonds	-	(5)	-	-	-	(5)
RMBS	7	-	-	-	-	7
CMBS	39	-	-	(4)	-	35
ABS	240	(17)	-	-	-	223
Trading securities	54	(24)	-	-	-	30
Equity securities	1	(1)	-	-		-
Derivative investments	365	465	(421)	-	-	409
Other assets – indexed annuity ceded
embedded derivatives	1,030	-	-	(22)	-	1,008
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	199	-	(85)
Total, net	$2,520	$247	$(424)	$(102)	$(77)	$2,164

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Derivative investments	$536	$168	$90
Embedded derivatives:
Indexed annuity and IUL contracts	634	(97)	(38)
Other assets – GLB direct and ceded	671	1,015	(75)
Other liabilities – GLB direct and ceded	(671)	(1,015)	75
Total, net (1)	$1,170	$71	$52

(1)Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

For the
Year Ended
December 31,
2020
Fixed maturity AFS securities:
Corporate bonds	$60
Foreign government bonds	4
ABS	5
Hybrid and redeemable preferred securities	(3)
Total, net	$66

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

1
	For the Year Ended December 31, 2020
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$290	$(216)	$74
RMBS	1	(10)	(9)
ABS	-	(203)	(203)
Hybrid and redeemable preferred
securities	18	-	18
Mortgage loans on real estate	787	-	787
Trading securities	1	(2)	(1)
Equity securities	5	-	5
Derivative investments	-	(216)	(216)
Total, net	$1,102	$(647)	$455

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$173	$(222)	$(49)
U.S. government bonds	5	-	5
RMBS	-	(17)	(17)
CMBS	-	(7)	(7)
ABS	9	(495)	(486)
Trading securities	5	(273)	(268)
Total, net	$192	$(1,014)	$(822)

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$78	$(130)	$(52)
RMBS	-	(12)	(12)
CMBS	1	(40)	(39)
ABS	-	(206)	(206)
Equity AFS securities	-	(161)	(161)
Trading securities	-	(7)	(7)
Equity securities	26	-	26
Total, net	$105	$(556)	$(451)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2020, 2019 and 2018, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available. In 2020, transfers into Level 3 included certain commercial mortgage loans electing the fair value option. The transfers were due to a lack of observable valuation inputs used by a third-party pricing source. In 2018, transfers into or out of Level 3 also included FHLB stock between equity securities and other investments at cost on our Consolidated Balance Sheets.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2020:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS and
trading securities:
Corporate bonds	$3,370	Discounted cash flow	Liquidity/duration adjustment (2)	0.2%	-	19.9%	1.8%
Foreign government
bonds	29	Discounted cash flow	Liquidity/duration adjustment (2)	6.0%	-	6.0%	6.0%
ABS	20	Discounted cash flow	Liquidity/duration adjustment (2)	3.5%	-	3.5%	3.5%
Equity securities	22	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	-	6.0%	5.6%
Other assets –
GLB direct and ceded
embedded derivatives	532	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.06%	-	1.35%	0.95%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.53%

Indexed annuity ceded
embedded derivatives	550	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Liabilities
Future contract benefits –
indexed annuity and IUL
contracts embedded
derivatives	$(3,594)	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Other liabilities –
GLB ceded embedded
derivatives	(531)	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.06%	-	1.35%	0.95%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.53%

(1)Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.

(2)The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(3)The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(4)The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.

(5)The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(6)

The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The NPR input was weighted by the absolute value of the sensitivity of the reserve to the NPR assumption.

(7)The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.

(8)The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account value assigned to each index.

(9)The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

(10)A weighted average input range is not a meaningful measurement for lapse rate, utilization factors or mortality rate.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

●Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.

●Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would have resulted in a decrease in the fair value measurement.

●GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would have resulted in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

22. Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. As discussed in Note 3, we completed the acquisition of Liberty Life during the second quarter of 2018. Related results are included within the Group Protection segment. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL and bank-owned UL and VUL products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

●Realized gains and losses associated with the following (“excluded realized gain (loss)”):

◾Sales or disposals and impairments of financial assets;

◾Changes in the fair value of equity securities;

◾Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);

◾GLB rider fees ceded to LNBAR;

◾The net valuation premium of the GLB attributed rider fees; and

◾Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”);

●Changes in reserves resulting from benefit ratio unlocking on our GLB riders;

●Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;

●Gains (losses) on early extinguishment of debt;

●Losses from the impairment of intangible assets;

●Income (loss) from discontinued operations;

●Acquisition and integration costs related to mergers and acquisitions; and

●Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

●Excluded realized gain (loss);

●Revenue adjustments from the initial adoption of new accounting standards;

●Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and

●Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Revenues
Operating revenues:
Annuities	$4,067	$4,240	$4,025
Retirement Plan Services	1,197	1,186	1,164
Life Insurance	7,086	6,999	6,489
Group Protection	4,792	4,587	3,756
Other Operations	166	199	209
Excluded realized gain (loss), pre-tax	(742)	(1,019)	(285)
Total revenues	$16,566	$16,192	$15,358

	For the Years Ended December 31,
	2020	2019	2018
Net Income (Loss)
Income (loss) from operations:
Annuities	$1,125	$987	$1,122
Retirement Plan Services	157	162	160
Life Insurance	(12)	267	530
Group Protection	42	237	186
Other Operations	(161)	(148)	(130)
Excluded realized gain (loss), after-tax	(586)	(804)	(225)
Benefit ratio unlocking, after-tax	4	-	-
Net impact from the Tax Cuts and Jobs Act	37	16	(3)
Acquisition and integration costs related to mergers and acquisitions, after-tax	(15)	(103)	(67)
Net income (loss)	$591	$614	$1,573

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Net Investment Income
Annuities	$1,192	$1,070	$947
Retirement Plan Services	924	917	892
Life Insurance	2,689	2,494	2,546
Group Protection	329	306	259
Other Operations	130	175	200
Total net investment income	$5,264	$4,962	$4,844

	For the Years Ended December 31,
	2020	2019	2018
Amortization of DAC and VOBA, Net of Interest
Annuities	$376	$427	$347
Retirement Plan Services	28	25	27
Life Insurance	768	757	701
Group Protection	114	111	92
Total amortization of DAC and VOBA, net of interest	$1,286	$1,320	$1,167

	For the Years Ended December 31,
	2020	2019	2018
Federal Income Tax Expense (Benefit)
Annuities	$187	$148	$187
Retirement Plan Services	21	21	28
Life Insurance	(28)	50	116
Group Protection	11	63	50
Other Operations	(51)	(61)	(48)
Excluded realized gain (loss)	(155)	(215)	(61)
Benefit ratio unlocking	1	-	-
Net impact from the Tax Cuts and Jobs Act	(37)	(16)	3
Acquisition and integration costs related to
mergers and acquisitions	(5)	(27)	(18)
Total federal income tax expense (benefit)	$(56)	$(37)	$257

	As of December 31,
	2020	2019
Assets
Annuities	$183,721	$166,639
Retirement Plan Services	45,379	40,190
Life Insurance	102,806	93,327
Group Protection	10,201	9,468
Other Operations	26,212	26,392
Total assets	$368,319	$336,016

23. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Interest paid	$127	$152	$154
Income taxes paid (received)	78	245	192
Significant non-cash investing and financing transactions:
Equity securities received in exchange of
fixed maturity AFS securities	17	-	-
Acquisition of note receivable from affiliate	45	392	31
Reduction of other assets in connection with
the expiration of an affiliate repurchase agreement	-	(150)	-
Investments received in financing transactions	-	-	263
Exchange of surplus note for promissory note with affiliate:
Carrying value of net asset	13	40	58
Carrying value of net liability	(13)	(40)	(58)

24. Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
2020
Total revenues	$4,241	$3,531	$4,571	$4,223
Total expenses	3,640	3,757	5,029	3,605
Net income (loss)	502	(145)	(327)	561

2019
Total revenues	$3,764	$3,928	$4,227	$4,273
Total expenses	3,646	3,686	4,526	3,757
Net income (loss)	133	222	(201)	460

25. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2020	2019
Assets with affiliates:
Inter-company notes	$1,514	$1,557	Fixed maturity AFS securities
Ceded reinsurance contracts	(141)	(115)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	4	6	Accrued investment income
Ceded reinsurance contracts	2,701	2,473	Reinsurance recoverables, net of allowance
			for credit losses
Ceded reinsurance contracts	221	228	Other assets
Cash management agreement	2,568	1,227	Other assets
Service agreement receivable	34	6	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	26	26	Future contract benefits
Assumed reinsurance contracts	387	390	Other contract holder funds
Ceded reinsurance contracts	(34)	(38)	Other contract holder funds
Inter-company short-term debt	497	609	Short-term debt
Inter-company long-term debt	2,412	2,414	Long-term debt
Ceded reinsurance contracts	145	46	Reinsurance related embedded derivatives
Ceded reinsurance contracts	5,233	3,757	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	(287)	497	Other liabilities
Accrued inter-company interest payable	4	5	Other liabilities
Service agreement payable	28	22	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2020	2019	2018
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(439)	$(407)	$(404)	Insurance premiums
Fees for management of general account	(140)	(133)	(106)	Net investment income
Net investment income on ceded funds withheld treaties	(119)	(139)	(123)	Net investment income
Net investment income on inter-company notes	40	53	49	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(30)	(305)	709	Realized gain (loss)
Other gains (losses)	(175)	(301)	237	Realized gain (loss)
Reinsurance related settlements	193	472	(1,189)	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance
contracts	3	(4)	(5)	Amortization of deferred gain
				on business sold through
				reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts	45	60	57	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(585)	(254)	(610)	Benefits
Ceded reinsurance contracts	(1)	(19)	(8)	Commissions and other
				expenses
Service agreement payments (receipts)	(17)	15	3	Commissions and other
				expenses
Interest expense on inter-company debt	116	130	126	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2020.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to LNBAR. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $1 million and $115 million as of December 31, 2020 and 2019, respectively. The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	$11,265,264	$11,265,264	$11,265,264
AB VPS Growth and Income Portfolio - Class A	11,673,274	11,673,274	11,673,274
AB VPS International Value Portfolio - Class A	3,766,206	3,766,206	3,766,206
AB VPS Large Cap Growth Portfolio - Class A	5,179,889	5,179,889	5,179,889
AB VPS Small/Mid Cap Value Portfolio - Class A	31,481,745	31,481,745	31,481,745
American Century VP Balanced Fund - Class I	19,271,734	19,271,734	19,271,734
American Century VP Inflation Protection Fund - Class I	7,238,533	7,238,533	7,238,533
American Funds Global Growth Fund - Class 2	89,700,945	89,700,945	89,700,945
American Funds Global Small Capitalization Fund - Class 2	40,940,345	40,940,345	40,940,345
American Funds Growth Fund - Class 2	243,006,838	243,006,838	243,006,838
American Funds Growth-Income Fund - Class 2	222,708,535	222,708,535	222,708,535
American Funds International Fund - Class 2	107,832,467	107,832,467	107,832,467
BlackRock Global Allocation V.I. Fund - Class I	132,032,000	132,032,000	132,032,000
ClearBridge Variable Mid Cap Portfolio - Class I	16,004,299	16,004,299	16,004,299
Delaware VIP® Diversified Income Series - Standard Class	48,469,172	48,469,172	48,469,172
Delaware VIP® Emerging Markets Series - Standard Class	78,146,821	78,146,821	78,146,821
Delaware VIP® High Yield Series - Standard Class	11,764,146	11,764,146	11,764,146
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	37,796,733	37,796,733	37,796,733
Delaware VIP® REIT Series - Standard Class	37,984,505	37,984,505	37,984,505
Delaware VIP® Small Cap Value Series - Standard Class	54,089,496	54,089,496	54,089,496
Delaware VIP® Smid Cap Core Series - Standard Class	54,674,939	54,674,939	54,674,939
Delaware VIP® U.S. Growth Series - Standard Class	13,627,746	13,627,746	13,627,746
Delaware VIP® Value Series - Standard Class	57,237,292	57,237,292	57,237,292
DWS Alternative Asset Allocation VIP Portfolio - Class A	5,415,531	5,415,531	5,415,531
DWS Equity 500 Index VIP Portfolio - Class A	72,594,125	72,594,125	72,594,125
DWS Small Cap Index VIP Portfolio - Class A	9,202,393	9,202,393	9,202,393
Fidelity® VIP Asset Manager Portfolio - Initial Class	594,542	594,542	594,542
Fidelity® VIP Contrafund® Portfolio - Service Class	132,602,730	132,602,730	132,602,730
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,587,588	2,587,588	2,587,588
Fidelity® VIP Equity-Income Portfolio - Service Class	2,345,452	2,345,452	2,345,452
Fidelity® VIP Growth Opportunities Portfolio - Service Class	6,748,664	6,748,664	6,748,664
Fidelity® VIP Growth Portfolio - Service Class	69,168,094	69,168,094	69,168,094
Fidelity® VIP High Income Portfolio - Service Class	2,243,550	2,243,550	2,243,550
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1,456,626	1,456,626	1,456,626
Fidelity® VIP Mid Cap Portfolio - Service Class	64,215,273	64,215,273	64,215,273
Fidelity® VIP Overseas Portfolio - Service Class	5,170,341	5,170,341	5,170,341
Franklin Income VIP Fund - Class 1	41,520,855	41,520,855	41,520,855
Franklin Mutual Shares VIP Fund - Class 1	19,730,552	19,730,552	19,730,552
Franklin Small-Mid Cap Growth VIP Fund - Class 1	9,584,259	9,584,259	9,584,259
Invesco V.I. American Franchise Fund - Series I Shares	17,243,436	17,243,436	17,243,436
Invesco V.I. Core Equity Fund - Series I Shares	15,088,321	15,088,321	15,088,321
Invesco V.I. Core Plus Bond Fund - Series I Shares	676,512	676,512	676,512
Invesco V.I. International Growth Fund - Series I Shares	21,416,217	21,416,217	21,416,217
Janus Henderson Balanced Portfolio - Institutional Shares	11,962,337	11,962,337	11,962,337
Janus Henderson Balanced Portfolio - Service Shares	3,940,160	3,940,160	3,940,160
Janus Henderson Enterprise Portfolio - Service Shares	4,040,458	4,040,458	4,040,458
Janus Henderson Global Research Portfolio - Institutional Shares	12,798,614	12,798,614	12,798,614
Janus Henderson Global Research Portfolio - Service Shares	3,054,653	3,054,653	3,054,653
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	12,092,161	12,092,161	12,092,161
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	10,678,777	10,678,777	10,678,777
LVIP Baron Growth Opportunities Fund - Service Class	36,762,826	36,762,826	36,762,826
LVIP Baron Growth Opportunities Fund - Standard Class	687,985	687,985	687,985
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	35,582,620	35,582,620	35,582,620
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	10,714,675	10,714,675	10,714,675
LVIP BlackRock Global Real Estate Fund - Standard Class	15,755,611	15,755,611	15,755,611
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	18,644,846	18,644,846	18,644,846
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	4,280,616	4,280,616	4,280,616
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	6,105,082	6,105,082	6,105,082
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	6,762,091	6,762,091	6,762,091
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	142,839	142,839	142,839
LVIP Delaware Bond Fund - Standard Class	114,805,294	114,805,294	114,805,294

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities (continued)

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
LVIP Delaware Diversified Floating Rate Fund - Standard Class	$14,029,129	$14,029,129	$14,029,129
LVIP Delaware Mid Cap Value Fund - Standard Class	13,962,979	13,962,979	13,962,979
LVIP Delaware Social Awareness Fund - Standard Class	6,947,190	6,947,190	6,947,190
LVIP Delaware Wealth Builder Fund - Standard Class	4,017,849	4,017,849	4,017,849
LVIP Dimensional International Core Equity Fund - Standard Class	12,680,635	12,680,635	12,680,635
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	5,261,544	5,261,544	5,261,544
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	13,461,546	13,461,546	13,461,546
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	9,512,805	9,512,805	9,512,805
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	8,936,982	8,936,982	8,936,982
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	46,457,276	46,457,276	46,457,276
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	6,355,013	6,355,013	6,355,013
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	11,858,579	11,858,579	11,858,579
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	61,679,363	61,679,363	61,679,363
LVIP Global Income Fund - Standard Class	6,222,649	6,222,649	6,222,649
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	48,960,707	48,960,707	48,960,707
LVIP Government Money Market Fund - Standard Class	50,822,461	50,822,461	50,822,461
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	611,017	611,017	611,017
LVIP JPMorgan High Yield Fund - Standard Class	26,538,680	26,538,680	26,538,680
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	9,863,495	9,863,495	9,863,495
LVIP MFS International Growth Fund - Standard Class	49,892,279	49,892,279	49,892,279
LVIP MFS Value Fund - Standard Class	69,013,034	69,013,034	69,013,034
LVIP Mondrian International Value Fund - Standard Class	18,980,192	18,980,192	18,980,192
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	509,331	509,331	509,331
LVIP SSGA Bond Index Fund - Standard Class	36,545,246	36,545,246	36,545,246
LVIP SSGA Conservative Index Allocation Fund - Standard Class	11,923,448	11,923,448	11,923,448
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	3,501,036	3,501,036	3,501,036
LVIP SSGA Developed International 150 Fund - Standard Class	52,848,880	52,848,880	52,848,880
LVIP SSGA Emerging Markets 100 Fund - Standard Class	38,101,542	38,101,542	38,101,542
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	7,977,189	7,977,189	7,977,189
LVIP SSGA International Index Fund - Standard Class	90,137,051	90,137,051	90,137,051
LVIP SSGA International Managed Volatility Fund - Standard Class	8,497,397	8,497,397	8,497,397
LVIP SSGA Large Cap 100 Fund - Standard Class	29,941,421	29,941,421	29,941,421
LVIP SSGA Moderate Index Allocation Fund - Standard Class	79,551,600	79,551,600	79,551,600
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	38,911,386	38,911,386	38,911,386
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	74,593,472	74,593,472	74,593,472
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	35,541,047	35,541,047	35,541,047
LVIP SSGA S&P 500 Index Fund - Standard Class	694,157,703	694,157,703	694,157,703
LVIP SSGA Small-Cap Index Fund - Standard Class	84,993,539	84,993,539	84,993,539
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	53,775,478	53,775,478	53,775,478
LVIP T. Rowe Price 2010 Fund - Standard Class	389,935	389,935	389,935
LVIP T. Rowe Price 2020 Fund - Standard Class	1,982,111	1,982,111	1,982,111
LVIP T. Rowe Price 2030 Fund - Standard Class	1,275,308	1,275,308	1,275,308
LVIP T. Rowe Price 2040 Fund - Standard Class	1,416,362	1,416,362	1,416,362
LVIP T. Rowe Price Growth Stock Fund - Standard Class	62,302,865	62,302,865	62,302,865
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	49,148,748	49,148,748	49,148,748
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	3,317,416	3,317,416	3,317,416
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	159,210,159	159,210,159	159,210,159
LVIP Vanguard International Equity ETF Fund - Standard Class	67,816,354	67,816,354	67,816,354
LVIP Wellington Capital Growth Fund - Standard Class	28,116,473	28,116,473	28,116,473
LVIP Wellington Mid-Cap Value Fund - Standard Class	12,990,443	12,990,443	12,990,443
M Capital Appreciation Fund	1,588,347	1,588,347	1,588,347
M International Equity Fund	1,432,371	1,432,371	1,432,371
M Large Cap Growth Fund	781,653	781,653	781,653
M Large Cap Value Fund	449,109	449,109	449,109
MFS® VIT Growth Series - Initial Class	46,384,551	46,384,551	46,384,551
MFS® VIT Total Return Series - Initial Class	29,316,390	29,316,390	29,316,390
MFS® VIT Utilities Series - Initial Class	28,169,163	28,169,163	28,169,163
MFS® VIT II Core Equity Portfolio - Initial Class	3,699,946	3,699,946	3,699,946
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	26,919,560	26,919,560	26,919,560
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2,654,503	2,654,503	2,654,503
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2,422,414	2,422,414	2,422,414

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities (continued)

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	$16,353,312	$16,353,312	$16,353,312
Putnam VT Equity Income Fund - Class IB	1,074,158	1,074,158	1,074,158
Putnam VT Global Health Care Fund - Class IB	2,602,643	2,602,643	2,602,643
Templeton Foreign VIP Fund - Class 1	1,736,964	1,736,964	1,736,964
Templeton Foreign VIP Fund - Class 2	3,115,067	3,115,067	3,115,067
Templeton Global Bond VIP Fund - Class 1	23,252,086	23,252,086	23,252,086
Templeton Growth VIP Fund - Class 1	3,298,474	3,298,474	3,298,474
Templeton Growth VIP Fund - Class 2	1,083,065	1,083,065	1,083,065
TOPS® Balanced ETF Portfolio - Class 2 Shares	1,864,309	1,864,309	1,864,309
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	1,776,510	1,776,510	1,776,510

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on investments
AB VPS Global Thematic Growth Portfolio - Class A	$57,295	$(56,471)	$824	$461,567
AB VPS Growth and Income Portfolio - Class A	155,508	(58,861)	96,647	(10,397)
AB VPS International Value Portfolio - Class A	59,360	(10,193)	49,167	(26,396)
AB VPS Large Cap Growth Portfolio - Class A	—	(38,391)	(38,391)	330,722
AB VPS Small/Mid Cap Value Portfolio - Class A	285,953	(156,619)	129,334	(1,196,638)
American Century VP Balanced Fund - Class I	193,822	(117,694)	76,128	32,576
American Century VP Inflation Protection Fund - Class I	109,352	(40,359)	68,993	1,402
American Funds Global Growth Fund - Class 2	257,456	(446,193)	(188,737)	1,383,770
American Funds Global Small Capitalization Fund - Class 2	53,506	(194,067)	(140,561)	633,347
American Funds Growth Fund - Class 2	599,552	(1,258,123)	(658,571)	5,906,289
American Funds Growth-Income Fund - Class 2	2,662,013	(1,206,887)	1,455,126	780,491
American Funds International Fund - Class 2	610,262	(553,245)	57,017	321,223
BlackRock Global Allocation V.I. Fund - Class I	1,514,681	(666,400)	848,281	539,163
ClearBridge Variable Mid Cap Portfolio - Class I	37,359	(80,094)	(42,735)	194,676
Delaware VIP® Diversified Income Series - Standard Class	1,150,814	(278,541)	872,273	431,226
Delaware VIP® Emerging Markets Series - Standard Class	485,491	(388,993)	96,498	1,354,459
Delaware VIP® High Yield Series - Standard Class	653,639	(72,655)	580,984	(209,923)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	516,545	(193,263)	323,282	28,809
Delaware VIP® REIT Series - Standard Class	650,749	(218,731)	432,018	(106,789)
Delaware VIP® Small Cap Value Series - Standard Class	578,032	(289,497)	288,535	(572,123)
Delaware VIP® Smid Cap Core Series - Standard Class	240,040	(315,642)	(75,602)	(785,476)
Delaware VIP® U.S. Growth Series - Standard Class	—	(52,930)	(52,930)	117,967
Delaware VIP® Value Series - Standard Class	1,022,431	(310,094)	712,337	(506,368)
DWS Alternative Asset Allocation VIP Portfolio - Class A	126,049	(28,411)	97,638	(99,454)
DWS Equity 500 Index VIP Portfolio - Class A	1,064,225	(483,418)	580,807	2,367,409
DWS Small Cap Index VIP Portfolio - Class A	79,084	(49,579)	29,505	66,748
Fidelity® VIP Asset Manager Portfolio - Initial Class	8,087	(4,158)	3,929	1,433
Fidelity® VIP Contrafund® Portfolio - Service Class	167,938	(729,303)	(561,365)	2,893,512
Fidelity® VIP Equity-Income Portfolio - Initial Class	42,030	(18,589)	23,441	14,893
Fidelity® VIP Equity-Income Portfolio - Service Class	35,873	(16,006)	19,867	(430)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	304	(38,880)	(38,576)	309,174
Fidelity® VIP Growth Portfolio - Service Class	33,558	(375,421)	(341,863)	1,844,905
Fidelity® VIP High Income Portfolio - Service Class	101,589	(16,497)	85,092	(9,222)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	31,318	(11,216)	20,102	11,388
Fidelity® VIP Mid Cap Portfolio - Service Class	281,456	(311,942)	(30,486)	68,446
Fidelity® VIP Overseas Portfolio - Service Class	15,773	(27,174)	(11,401)	86,681
Franklin Income VIP Fund - Class 1	2,010,361	(203,063)	1,807,298	(253,869)
Franklin Mutual Shares VIP Fund - Class 1	537,544	(72,638)	464,906	(245,306)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(43,659)	(43,659)	145,801
Invesco V.I. American Franchise Fund - Series I Shares	10,326	(114,851)	(104,525)	672,683
Invesco V.I. Core Equity Fund - Series I Shares	187,711	(110,569)	77,142	143,937
Invesco V.I. Core Plus Bond Fund - Series I Shares	12,126	(5,034)	7,092	3,748
Invesco V.I. International Growth Fund - Series I Shares	443,107	(122,508)	320,599	286,840
Janus Henderson Balanced Portfolio - Institutional Shares	192,137	(83,240)	108,897	258,151
Janus Henderson Balanced Portfolio - Service Shares	52,903	(26,988)	25,915	35,240
Janus Henderson Enterprise Portfolio - Service Shares	—	(27,761)	(27,761)	253,026
Janus Henderson Global Research Portfolio - Institutional Shares	82,608	(90,247)	(7,639)	506,709
Janus Henderson Global Research Portfolio - Service Shares	13,964	(20,196)	(6,232)	33,924
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	—	(76,801)	(76,801)	574,540
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	167,884	(52,258)	115,626	13,665
LVIP Baron Growth Opportunities Fund - Service Class	—	(202,664)	(202,664)	1,517,821
LVIP Baron Growth Opportunities Fund - Standard Class	—	(3,764)	(3,764)	24,235
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	689,328	(184,892)	504,436	166,342
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	157,070	(75,007)	82,063	14,347
LVIP BlackRock Global Real Estate Fund - Standard Class	764,810	(79,958)	684,852	(113,037)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	28,083	(101,311)	(73,228)	(43,675)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class A	$804,528	$1,266,095	$1,656,188	$2,923,107
AB VPS Growth and Income Portfolio - Class A	522,575	512,178	(236,745)	372,080
AB VPS International Value Portfolio - Class A	—	(26,396)	166,951	189,722
AB VPS Large Cap Growth Portfolio - Class A	376,399	707,121	780,261	1,448,991
AB VPS Small/Mid Cap Value Portfolio - Class A	1,308,937	112,299	1,796,805	2,038,438
American Century VP Balanced Fund - Class I	518,526	551,102	1,229,392	1,856,622
American Century VP Inflation Protection Fund - Class I	—	1,402	513,860	584,255
American Funds Global Growth Fund - Class 2	1,977,672	3,361,442	17,197,999	20,370,704
American Funds Global Small Capitalization Fund - Class 2	1,997,780	2,631,127	7,219,278	9,709,844
American Funds Growth Fund - Class 2	4,439,533	10,345,822	72,740,698	82,427,949
American Funds Growth-Income Fund - Class 2	4,963,312	5,743,803	18,146,508	25,345,437
American Funds International Fund - Class 2	—	321,223	13,181,299	13,559,539
BlackRock Global Allocation V.I. Fund - Class I	6,129,270	6,668,433	14,516,638	22,033,352
ClearBridge Variable Mid Cap Portfolio - Class I	173,431	368,107	2,282,409	2,607,781
Delaware VIP® Diversified Income Series - Standard Class	—	431,226	2,866,769	4,170,268
Delaware VIP® Emerging Markets Series - Standard Class	1,124,853	2,479,312	13,345,874	15,921,684
Delaware VIP® High Yield Series - Standard Class	—	(209,923)	291,119	662,180
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	—	28,809	571,778	923,869
Delaware VIP® REIT Series - Standard Class	1,717,978	1,611,189	(5,271,361)	(3,228,154)
Delaware VIP® Small Cap Value Series - Standard Class	2,507,597	1,935,474	(743,855)	1,480,154
Delaware VIP® Smid Cap Core Series - Standard Class	1,025,435	239,959	5,992,538	6,156,895
Delaware VIP® U.S. Growth Series - Standard Class	536,119	654,086	3,319,237	3,920,393
Delaware VIP® Value Series - Standard Class	2,360,821	1,854,453	(2,118,396)	448,394
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	(99,454)	169,029	167,213
DWS Equity 500 Index VIP Portfolio - Class A	3,733,763	6,101,172	4,342,052	11,024,031
DWS Small Cap Index VIP Portfolio - Class A	731,847	798,595	927,384	1,755,484
Fidelity® VIP Asset Manager Portfolio - Initial Class	6,800	8,233	65,579	77,741
Fidelity® VIP Contrafund® Portfolio - Service Class	579,352	3,472,864	27,675,933	30,587,432
Fidelity® VIP Equity-Income Portfolio - Initial Class	106,176	121,069	(9,991)	134,519
Fidelity® VIP Equity-Income Portfolio - Service Class	94,980	94,550	14,797	129,214
Fidelity® VIP Growth Opportunities Portfolio - Service Class	260,484	569,658	2,148,661	2,679,743
Fidelity® VIP Growth Portfolio - Service Class	5,205,695	7,050,600	13,605,925	20,314,662
Fidelity® VIP High Income Portfolio - Service Class	—	(9,222)	(40,261)	35,609
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	523	11,911	82,008	114,021
Fidelity® VIP Mid Cap Portfolio - Service Class	—	68,446	11,766,761	11,804,721
Fidelity® VIP Overseas Portfolio - Service Class	17,831	104,512	555,385	648,496
Franklin Income VIP Fund - Class 1	27,125	(226,744)	(959,252)	621,302
Franklin Mutual Shares VIP Fund - Class 1	673,636	428,330	(1,372,060)	(478,824)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	794,861	940,662	2,379,971	3,276,974
Invesco V.I. American Franchise Fund - Series I Shares	1,077,383	1,750,066	3,541,145	5,186,686
Invesco V.I. Core Equity Fund - Series I Shares	3,238,122	3,382,059	(1,692,056)	1,767,145
Invesco V.I. Core Plus Bond Fund - Series I Shares	3,456	7,204	38,442	52,738
Invesco V.I. International Growth Fund - Series I Shares	426,900	713,740	1,595,607	2,629,946
Janus Henderson Balanced Portfolio - Institutional Shares	165,248	423,399	833,042	1,365,338
Janus Henderson Balanced Portfolio - Service Shares	52,034	87,274	336,476	449,665
Janus Henderson Enterprise Portfolio - Service Shares	273,963	526,989	144,174	643,402
Janus Henderson Global Research Portfolio - Institutional Shares	602,430	1,109,139	1,004,179	2,105,679
Janus Henderson Global Research Portfolio - Service Shares	133,927	167,851	312,131	473,750
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	850,646	1,425,186	2,683,767	4,032,152
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	78,896	92,561	1,241,083	1,449,270
LVIP Baron Growth Opportunities Fund - Service Class	653,551	2,171,372	7,674,283	9,642,991
LVIP Baron Growth Opportunities Fund - Standard Class	12,099	36,334	145,286	177,856
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	75,862	242,204	(200,316)	546,324
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	—	14,347	127,072	223,482
LVIP BlackRock Global Real Estate Fund - Standard Class	484,402	371,365	(1,124,033)	(67,816)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(43,675)	852,213	735,310

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations (continued)

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on investments
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	$57,592	$(28,427)	$29,165	$11,521
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	19,931	(32,732)	(12,801)	239,966
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(30,807)	(30,807)	196,654
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	1,167	(524)	643	657
LVIP Delaware Bond Fund - Standard Class	2,562,589	(680,100)	1,882,489	567,551
LVIP Delaware Diversified Floating Rate Fund - Standard Class	208,431	(88,510)	119,921	(55,284)
LVIP Delaware Mid Cap Value Fund - Standard Class	334,611	(79,240)	255,371	(267,263)
LVIP Delaware Social Awareness Fund - Standard Class	80,153	(34,334)	45,819	16,012
LVIP Delaware Wealth Builder Fund - Standard Class	75,868	(20,852)	55,016	(26,228)
LVIP Dimensional International Core Equity Fund - Standard Class	197,904	(65,535)	132,369	5,408
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	84,864	(24,721)	60,143	(32,428)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	180,638	(74,563)	106,075	62,027
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	113,636	(38,794)	74,842	212,107
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	88,896	(45,586)	43,310	120,829
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	668,717	(234,952)	433,765	158,820
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	61,479	(29,899)	31,580	15,522
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	245,333	(67,419)	177,914	40,752
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,279,010	(272,455)	1,006,555	355,763
LVIP Global Income Fund - Standard Class	97,940	(29,718)	68,222	91,391
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	965,015	(214,374)	750,641	280,295
LVIP Government Money Market Fund - Standard Class	185,184	(343,147)	(157,963)	6
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	9,232	(3,441)	5,791	1,735
LVIP JPMorgan High Yield Fund - Standard Class	1,208,290	(139,578)	1,068,712	(216,298)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	105,032	(44,844)	60,188	(1,873)
LVIP MFS International Growth Fund - Standard Class	412,782	(248,908)	163,874	647,170
LVIP MFS Value Fund - Standard Class	1,047,163	(346,444)	700,719	451,683
LVIP Mondrian International Value Fund - Standard Class	414,501	(103,773)	310,728	(606,225)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	10,445	(3,135)	7,310	1,155
LVIP SSGA Bond Index Fund - Standard Class	745,977	(223,704)	522,273	300,882
LVIP SSGA Conservative Index Allocation Fund - Standard Class	232,398	(67,358)	165,040	(1,955)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	69,499	(18,468)	51,031	334
LVIP SSGA Developed International 150 Fund - Standard Class	1,267,049	(325,833)	941,216	(210,927)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	1,179,266	(225,911)	953,355	(319,619)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	138,643	(35,176)	103,467	(3,461)
LVIP SSGA International Index Fund - Standard Class	1,950,543	(514,382)	1,436,161	6,390
LVIP SSGA International Managed Volatility Fund - Standard Class	151,173	(41,755)	109,418	(21,033)
LVIP SSGA Large Cap 100 Fund - Standard Class	724,177	(156,718)	567,459	(516,494)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,584,854	(533,035)	1,051,819	1,523,170
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	885,883	(196,993)	688,890	(66,755)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,621,712	(440,477)	1,181,235	393,003
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	820,452	(148,780)	671,672	71,828
LVIP SSGA S&P 500 Index Fund - Standard Class	9,753,833	(4,046,222)	5,707,611	7,101,551
LVIP SSGA Small-Cap Index Fund - Standard Class	756,982	(471,398)	285,584	1,515,818
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	1,273,765	(319,158)	954,607	(312,135)
LVIP T. Rowe Price 2010 Fund - Standard Class	7,934	(925)	7,009	(785)
LVIP T. Rowe Price 2020 Fund - Standard Class	43,774	(11,017)	32,757	(983)
LVIP T. Rowe Price 2030 Fund - Standard Class	24,997	(7,805)	17,192	6,698
LVIP T. Rowe Price 2040 Fund - Standard Class	25,950	(10,048)	15,902	(58,358)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	(323,151)	(323,151)	2,363,649
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	(235,859)	(235,859)	1,289,817
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	54,472	(22,341)	32,131	8,547
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,962,132	(972,822)	989,310	1,416,013
LVIP Vanguard International Equity ETF Fund - Standard Class	1,304,955	(365,649)	939,306	240,602
LVIP Wellington Capital Growth Fund - Standard Class	—	(101,866)	(101,866)	922,332
LVIP Wellington Mid-Cap Value Fund - Standard Class	103,451	(63,154)	40,297	23,303
M Capital Appreciation Fund	—	(7,242)	(7,242)	(14,326)
M International Equity Fund	20,605	(7,094)	13,511	(20,750)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	$—	$11,521	$115,904	$156,590
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	86,722	326,688	853,203	1,167,090
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	196,654	1,234,908	1,400,755
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	4,599	5,256	12,275	18,174
LVIP Delaware Bond Fund - Standard Class	2,260,093	2,827,644	3,960,990	8,671,123
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	(55,284)	(16,601)	48,036
LVIP Delaware Mid Cap Value Fund - Standard Class	155,580	(111,683)	700,444	844,132
LVIP Delaware Social Awareness Fund - Standard Class	373,483	389,495	652,125	1,087,439
LVIP Delaware Wealth Builder Fund - Standard Class	40,347	14,119	118,358	187,493
LVIP Dimensional International Core Equity Fund - Standard Class	—	5,408	877,538	1,015,315
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	—	(32,428)	(154,707)	(126,992)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	460,970	522,997	1,330,491	1,959,563
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	—	212,107	1,051,896	1,338,845
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	—	120,829	999,774	1,163,913
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	30,832	189,652	1,330,533	1,953,950
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	15,522	620,375	667,477
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	214,425	255,177	338,942	772,033
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	487,214	842,977	1,403,821	3,253,353
LVIP Global Income Fund - Standard Class	8,208	99,599	178,309	346,130
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	628,090	908,385	908,156	2,567,182
LVIP Government Money Market Fund - Standard Class	1,966	1,972	(6)	(155,997)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	10,791	12,526	27,527	45,844
LVIP JPMorgan High Yield Fund - Standard Class	—	(216,298)	344,951	1,197,365
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	(1,873)	274,404	332,719
LVIP MFS International Growth Fund - Standard Class	253,968	901,138	5,085,639	6,150,651
LVIP MFS Value Fund - Standard Class	10,432	462,115	2,304,953	3,467,787
LVIP Mondrian International Value Fund - Standard Class	444,890	(161,335)	(1,139,751)	(990,358)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	—	1,155	52,376	60,841
LVIP SSGA Bond Index Fund - Standard Class	—	300,882	1,228,677	2,051,832
LVIP SSGA Conservative Index Allocation Fund - Standard Class	110,790	108,835	719,319	993,194
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	69,471	69,805	148,434	269,270
LVIP SSGA Developed International 150 Fund - Standard Class	—	(210,927)	(276,620)	453,669
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	(319,619)	1,113,687	1,747,423
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	253,575	250,114	123,932	477,513
LVIP SSGA International Index Fund - Standard Class	—	6,390	5,983,291	7,425,842
LVIP SSGA International Managed Volatility Fund - Standard Class	—	(21,033)	(62,515)	25,870
LVIP SSGA Large Cap 100 Fund - Standard Class	516,496	2	907,992	1,475,453
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,049,490	2,572,660	7,235,206	10,859,685
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	875,596	808,841	1,781,259	3,278,990
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,026,117	1,419,120	6,222,835	8,823,190
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	681,446	753,274	1,101,151	2,526,097
LVIP SSGA S&P 500 Index Fund - Standard Class	8,420,688	15,522,239	80,483,862	101,713,712
LVIP SSGA Small-Cap Index Fund - Standard Class	3,011,260	4,527,078	11,842,473	16,655,135
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	—	(312,135)	6,416,993	7,059,465
LVIP T. Rowe Price 2010 Fund - Standard Class	7,496	6,711	27,253	40,973
LVIP T. Rowe Price 2020 Fund - Standard Class	38,148	37,165	151,319	221,241
LVIP T. Rowe Price 2030 Fund - Standard Class	20,211	26,909	166,333	210,434
LVIP T. Rowe Price 2040 Fund - Standard Class	18,776	(39,582)	158,313	134,633
LVIP T. Rowe Price Growth Stock Fund - Standard Class	2,098,223	4,461,872	12,028,331	16,167,052
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2,555,432	3,845,249	8,097,112	11,706,502
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	16,230	24,777	172,310	229,218
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	422,721	1,838,734	22,722,225	25,550,269
LVIP Vanguard International Equity ETF Fund - Standard Class	—	240,602	6,072,526	7,252,434
LVIP Wellington Capital Growth Fund - Standard Class	1,909,268	2,831,600	4,859,221	7,588,955
LVIP Wellington Mid-Cap Value Fund - Standard Class	730,196	753,499	(92,965)	700,831
M Capital Appreciation Fund	31,250	16,924	255,905	265,587
M International Equity Fund	—	(20,750)	123,559	116,320

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations (continued)

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on investments
M Large Cap Growth Fund	$—	$(4,244)	$(4,244)	$43,606
M Large Cap Value Fund	8,067	(2,338)	5,729	(30,984)
MFS® VIT Growth Series - Initial Class	—	(265,989)	(265,989)	1,866,462
MFS® VIT Total Return Series - Initial Class	590,217	(169,464)	420,753	204,813
MFS® VIT Utilities Series - Initial Class	618,055	(166,889)	451,166	372,165
MFS® VIT II Core Equity Portfolio - Initial Class	19,813	(19,786)	27	28,969
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(166,880)	(166,880)	562,503
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	27,477	(17,169)	10,308	(51,887)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	12,721	(16,638)	(3,917)	2,469
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	868,921	(83,922)	784,999	(871,118)
Putnam VT Equity Income Fund - Class IB	13,705	(6,660)	7,045	(18,125)
Putnam VT Global Health Care Fund - Class IB	11,708	(19,365)	(7,657)	23,464
Templeton Foreign VIP Fund - Class 1	53,450	(11,851)	41,599	(21,243)
Templeton Foreign VIP Fund - Class 2	93,173	(22,296)	70,877	(29,845)
Templeton Global Bond VIP Fund - Class 1	1,706,819	(133,757)	1,573,062	(389,908)
Templeton Growth VIP Fund - Class 1	93,276	(17,800)	75,476	(116,153)
Templeton Growth VIP Fund - Class 2	34,529	(9,133)	25,396	(32,881)
TOPS® Balanced ETF Portfolio - Class 2 Shares	21,114	(4,633)	16,481	562
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	22,500	(11,616)	10,884	(1,675)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
M Large Cap Growth Fund	$88,302	$131,908	$20,258	$147,922
M Large Cap Value Fund	4,629	(26,355)	(29,821)	(50,447)
MFS® VIT Growth Series - Initial Class	2,601,254	4,467,716	6,752,449	10,954,176
MFS® VIT Total Return Series - Initial Class	683,956	888,769	1,003,565	2,313,087
MFS® VIT Utilities Series - Initial Class	644,480	1,016,645	123,526	1,591,337
MFS® VIT II Core Equity Portfolio - Initial Class	136,897	165,866	315,666	481,559
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	1,089,932	1,652,435	6,123,909	7,609,464
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	(51,887)	(12,037)	(53,616)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	87,382	89,851	292,409	378,343
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	—	(871,118)	445,622	359,503
Putnam VT Equity Income Fund - Class IB	55,182	37,057	2,683	46,785
Putnam VT Global Health Care Fund - Class IB	220,610	244,074	122,996	359,413
Templeton Foreign VIP Fund - Class 1	—	(21,243)	(36,916)	(16,560)
Templeton Foreign VIP Fund - Class 2	—	(29,845)	(66,127)	(25,095)
Templeton Global Bond VIP Fund - Class 1	—	(389,908)	(2,427,077)	(1,243,923)
Templeton Growth VIP Fund - Class 1	—	(116,153)	170,996	130,319
Templeton Growth VIP Fund - Class 2	—	(32,881)	66,212	58,727
TOPS® Balanced ETF Portfolio - Class 2 Shares	481	1,043	210,970	228,494
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	2,871	1,196	147,269	159,349

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets

Years Ended December 31, 2019 and 2020

	AB VPS Global Thematic Growth Portfolio - Class A Subaccount	AB VPS Growth and Income Portfolio - Class A Subaccount	AB VPS International Value Portfolio - Class A Subaccount	AB VPS Large Cap Growth Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Balanced Fund - Class I Subaccount	American Century VP Inflation Protection Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2019	$5,559,287	$9,260,238	$2,637,300	$4,654,698	$22,440,201	$8,059,880	$6,048,384
Changes From Operations:
• Net investment income (loss)	(12,862)	60,419	16,048	(36,663)	(621)	95,278	124,998
• Net realized gain (loss) on investments	489,226	1,383,446	(52,075)	1,039,085	2,801,913	254,302	(53,773)
• Net change in unrealized appreciation or depreciation on investments	1,166,960	641,937	480,191	368,809	1,672,508	1,444,189	448,414
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,643,324	2,085,802	444,164	1,371,231	4,473,800	1,793,769	519,639
Changes From Unit Transactions:
• Net unit transactions	260,244	(930,389)	(69,840)	(1,389,221)	1,250,430	5,325,986	42,383
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	260,244	(930,389)	(69,840)	(1,389,221)	1,250,430	5,325,986	42,383
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,903,568	1,155,413	374,324	(17,990)	5,724,230	7,119,755	562,022
NET ASSETS AT DECEMBER 31, 2019	7,462,855	10,415,651	3,011,624	4,636,708	28,164,431	15,179,635	6,610,406
Changes From Operations:
• Net investment income (loss)	824	96,647	49,167	(38,391)	129,334	76,128	68,993
• Net realized gain (loss) on investments	1,266,095	512,178	(26,396)	707,121	112,299	551,102	1,402
• Net change in unrealized appreciation or depreciation on investments	1,656,188	(236,745)	166,951	780,261	1,796,805	1,229,392	513,860
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,923,107	372,080	189,722	1,448,991	2,038,438	1,856,622	584,255
Changes From Unit Transactions:
• Net unit transactions	879,302	885,543	564,860	(905,810)	1,278,876	2,235,477	43,872
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	879,302	885,543	564,860	(905,810)	1,278,876	2,235,477	43,872
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,802,409	1,257,623	754,582	543,181	3,317,314	4,092,099	628,127
NET ASSETS AT DECEMBER 31, 2020	$11,265,264	$11,673,274	$3,766,206	$5,179,889	$31,481,745	$19,271,734	$7,238,533

See accompanying notes.

	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth- Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2019	$44,593,177	$22,436,249	$123,839,024	$136,819,261	$77,784,771	$88,415,216
Changes From Operations:
• Net investment income (loss)	325,646	(115,349)	175,147	1,857,267	759,564	711,460
• Net realized gain (loss) on investments	3,509,034	1,865,364	16,891,439	17,339,869	2,467,940	3,493,222
• Net change in unrealized appreciation or depreciation on investments	12,217,790	5,229,228	21,119,088	16,914,170	13,887,271	10,881,372
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	16,052,470	6,979,243	38,185,674	36,111,306	17,114,775	15,086,054
Changes From Unit Transactions:
• Net unit transactions	5,699,685	1,443,194	9,212,763	16,883,045	(7,320)	1,347,521
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,699,685	1,443,194	9,212,763	16,883,045	(7,320)	1,347,521
TOTAL INCREASE (DECREASE) IN NET ASSETS	21,752,155	8,422,437	47,398,437	52,994,351	17,107,455	16,433,575
NET ASSETS AT DECEMBER 31, 2019	66,345,332	30,858,686	171,237,461	189,813,612	94,892,226	104,848,791
Changes From Operations:
• Net investment income (loss)	(188,737)	(140,561)	(658,571)	1,455,126	57,017	848,281
• Net realized gain (loss) on investments	3,361,442	2,631,127	10,345,822	5,743,803	321,223	6,668,433
• Net change in unrealized appreciation or depreciation on investments	17,197,999	7,219,278	72,740,698	18,146,508	13,181,299	14,516,638
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,370,704	9,709,844	82,427,949	25,345,437	13,559,539	22,033,352
Changes From Unit Transactions:
• Net unit transactions	2,984,909	371,815	(10,658,572)	7,549,486	(619,298)	5,149,857
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,984,909	371,815	(10,658,572)	7,549,486	(619,298)	5,149,857
TOTAL INCREASE (DECREASE) IN NET ASSETS	23,355,613	10,081,659	71,769,377	32,894,923	12,940,241	27,183,209
NET ASSETS AT DECEMBER 31, 2020	$89,700,945	$40,940,345	$243,006,838	$222,708,535	$107,832,467	$132,032,000

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Standard Class Subaccount	Delaware VIP® REIT Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$7,317,669	$36,401,331	$44,870,938	$11,132,014	$18,190,004	$28,316,210	$36,308,370
Changes From Operations:
• Net investment income (loss)	1,592	883,125	35,247	706,191	422,012	494,454	160,343
• Net realized gain (loss) on investments	170,487	15,780	1,544,303	(147,496)	(10,672)	149,384	3,581,623
• Net change in unrealized appreciation or depreciation on investments	2,285,820	2,698,575	9,090,806	1,133,056	461,584	6,726,555	6,313,190
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,457,899	3,597,480	10,670,356	1,691,751	872,924	7,370,393	10,055,156
Changes From Unit Transactions:
• Net unit transactions	1,293,563	1,487,247	6,507,459	(1,054,269)	3,557,040	405,512	1,695,786
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,293,563	1,487,247	6,507,459	(1,054,269)	3,557,040	405,512	1,695,786
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,751,462	5,084,727	17,177,815	637,482	4,429,964	7,775,905	11,750,942
NET ASSETS AT DECEMBER 31, 2019	11,069,131	41,486,058	62,048,753	11,769,496	22,619,968	36,092,115	48,059,312
Changes From Operations:
• Net investment income (loss)	(42,735)	872,273	96,498	580,984	323,282	432,018	288,535
• Net realized gain (loss) on investments	368,107	431,226	2,479,312	(209,923)	28,809	1,611,189	1,935,474
• Net change in unrealized appreciation or depreciation on investments	2,282,409	2,866,769	13,345,874	291,119	571,778	(5,271,361)	(743,855)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,607,781	4,170,268	15,921,684	662,180	923,869	(3,228,154)	1,480,154
Changes From Unit Transactions:
• Net unit transactions	2,327,387	2,812,846	176,384	(667,530)	14,252,896	5,120,544	4,550,030
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,327,387	2,812,846	176,384	(667,530)	14,252,896	5,120,544	4,550,030
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,935,168	6,983,114	16,098,068	(5,350)	15,176,765	1,892,390	6,030,184
NET ASSETS AT DECEMBER 31, 2020	$16,004,299	$48,469,172	$78,146,821	$11,764,146	$37,796,733	$37,984,505	$54,089,496

See accompanying notes.

	Delaware VIP® Smid Cap Core Series - Standard Class Subaccount	Delaware VIP® U.S. Growth Series - Standard Class Subaccount	Delaware VIP® Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount
NET ASSETS AT JANUARY 1, 2019	$36,215,723	$8,155,689	$40,504,720	$3,878,846	$55,769,032	$6,693,013
Changes From Operations:
• Net investment income (loss)	(66,007)	(47,512)	508,636	169,002	736,986	23,933
• Net realized gain (loss) on investments	1,551,209	1,369,000	3,529,323	(11,175)	4,477,533	790,454
• Net change in unrealized appreciation or depreciation on investments	9,061,277	798,874	4,096,963	466,085	10,925,006	758,494
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,546,479	2,120,362	8,134,922	623,912	16,139,525	1,572,881
Changes From Unit Transactions:
• Net unit transactions	219,095	(932,887)	4,760,708	1,036,473	(4,668,539)	(865,642)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	219,095	(932,887)	4,760,708	1,036,473	(4,668,539)	(865,642)
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,765,574	1,187,475	12,895,630	1,660,385	11,470,986	707,239
NET ASSETS AT DECEMBER 31, 2019	46,981,297	9,343,164	53,400,350	5,539,231	67,240,018	7,400,252
Changes From Operations:
• Net investment income (loss)	(75,602)	(52,930)	712,337	97,638	580,807	29,505
• Net realized gain (loss) on investments	239,959	654,086	1,854,453	(99,454)	6,101,172	798,595
• Net change in unrealized appreciation or depreciation on investments	5,992,538	3,319,237	(2,118,396)	169,029	4,342,052	927,384
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,156,895	3,920,393	448,394	167,213	11,024,031	1,755,484
Changes From Unit Transactions:
• Net unit transactions	1,536,747	364,189	3,388,548	(290,913)	(5,669,924)	46,657
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,536,747	364,189	3,388,548	(290,913)	(5,669,924)	46,657
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,693,642	4,284,582	3,836,942	(123,700)	5,354,107	1,802,141
NET ASSETS AT DECEMBER 31, 2020	$54,674,939	$13,627,746	$57,237,292	$5,415,531	$72,594,125	$9,202,393

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Fidelity® VIP Asset Manager Portfolio - Initial Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount	Fidelity® VIP Equity- Income Portfolio - Initial Class Subaccount	Fidelity® VIP Equity- Income Portfolio - Service Class Subaccount	Fidelity® VIP Growth Opportunities Portfolio - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP High Income Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$486,941	$81,100,299	$2,385,887	$1,860,235	$2,849,326	$32,889,096	$2,049,745
Changes From Operations:
• Net investment income (loss)	4,499	(252,409)	31,620	24,214	(26,197)	(205,544)	91,628
• Net realized gain (loss) on investments	14,740	11,129,031	174,508	131,917	527,296	2,775,118	(4,122)
• Net change in unrealized appreciation or depreciation on investments	55,377	14,006,071	406,101	322,807	614,864	8,713,790	192,438
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	74,616	24,882,693	612,229	478,938	1,115,963	11,283,364	279,944
Changes From Unit Transactions:
• Net unit transactions	(81,772)	124,786	(202,445)	(73,339)	(227,568)	5,858,270	(151,512)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(81,772)	124,786	(202,445)	(73,339)	(227,568)	5,858,270	(151,512)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,156)	25,007,479	409,784	405,599	888,395	17,141,634	128,432
NET ASSETS AT DECEMBER 31, 2019	479,785	106,107,778	2,795,671	2,265,834	3,737,721	50,030,730	2,178,177
Changes From Operations:
• Net investment income (loss)	3,929	(561,365)	23,441	19,867	(38,576)	(341,863)	85,092
• Net realized gain (loss) on investments	8,233	3,472,864	121,069	94,550	569,658	7,050,600	(9,222)
• Net change in unrealized appreciation or depreciation on investments	65,579	27,675,933	(9,991)	14,797	2,148,661	13,605,925	(40,261)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	77,741	30,587,432	134,519	129,214	2,679,743	20,314,662	35,609
Changes From Unit Transactions:
• Net unit transactions	37,016	(4,092,480)	(342,602)	(49,596)	331,200	(1,177,298)	29,764
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	37,016	(4,092,480)	(342,602)	(49,596)	331,200	(1,177,298)	29,764
TOTAL INCREASE (DECREASE) IN NET ASSETS	114,757	26,494,952	(208,083)	79,618	3,010,943	19,137,364	65,373
NET ASSETS AT DECEMBER 31, 2020	$594,542	$132,602,730	$2,587,588	$2,345,452	$6,748,664	$69,168,094	$2,243,550

See accompanying notes.

	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class Subaccount	Fidelity® VIP Overseas Portfolio - Service Class Subaccount	Franklin Income VIP Fund - Class 1 Subaccount	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,674,322	$34,485,343	$3,275,930	$25,853,470	$13,802,971	$5,349,867
Changes From Operations:
• Net investment income (loss)	26,326	98,703	40,351	1,412,552	276,163	(39,431)
• Net realized gain (loss) on investments	5,833	3,950,985	211,696	521,694	1,559,784	742,875
• Net change in unrealized appreciation or depreciation on investments	97,323	4,006,387	618,959	2,360,810	1,361,794	920,500
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	129,482	8,056,075	871,006	4,295,056	3,197,741	1,623,944
Changes From Unit Transactions:
• Net unit transactions	(424,548)	4,522,073	(31,815)	5,123,738	1,121,114	(561,350)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(424,548)	4,522,073	(31,815)	5,123,738	1,121,114	(561,350)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(295,066)	12,578,148	839,191	9,418,794	4,318,855	1,062,594
NET ASSETS AT DECEMBER 31, 2019	1,379,256	47,063,491	4,115,121	35,272,264	18,121,826	6,412,461
Changes From Operations:
• Net investment income (loss)	20,102	(30,486)	(11,401)	1,807,298	464,906	(43,659)
• Net realized gain (loss) on investments	11,911	68,446	104,512	(226,744)	428,330	940,662
• Net change in unrealized appreciation or depreciation on investments	82,008	11,766,761	555,385	(959,252)	(1,372,060)	2,379,971
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	114,021	11,804,721	648,496	621,302	(478,824)	3,276,974
Changes From Unit Transactions:
• Net unit transactions	(36,651)	5,347,061	406,724	5,627,289	2,087,550	(105,176)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(36,651)	5,347,061	406,724	5,627,289	2,087,550	(105,176)
TOTAL INCREASE (DECREASE) IN NET ASSETS	77,370	17,151,782	1,055,220	6,248,591	1,608,726	3,171,798
NET ASSETS AT DECEMBER 31, 2020	$1,456,626	$64,215,273	$5,170,341	$41,520,855	$19,730,552	$9,584,259

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Invesco V.I. American Franchise Fund - Series I Shares Subaccount	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. Core Plus Bond Fund - Series I Shares Subaccount	Invesco V.I. International Growth Fund - Series I Shares Subaccount	Janus Henderson Balanced Portfolio - Institutional Shares Subaccount	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2019	$10,691,587	$12,207,325	$514,601	$16,212,844	$9,469,106	$2,745,641	$3,263,738
Changes From Operations:
• Net investment income (loss)	(98,114)	21,354	12,445	169,671	110,132	27,226	(27,099)
• Net realized gain (loss) on investments	2,167,819	1,801,230	1,527	1,405,662	582,684	117,994	552,973
• Net change in unrealized appreciation or depreciation on investments	1,622,368	1,493,703	44,790	2,810,504	1,267,826	432,597	527,925
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,692,073	3,316,287	58,762	4,385,837	1,960,642	577,817	1,053,799
Changes From Unit Transactions:
• Net unit transactions	(936,121)	(880,126)	34,673	(863,629)	(931,962)	138,763	(265,229)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(936,121)	(880,126)	34,673	(863,629)	(931,962)	138,763	(265,229)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,755,952	2,436,161	93,435	3,522,208	1,028,680	716,580	788,570
NET ASSETS AT DECEMBER 31, 2019	13,447,539	14,643,486	608,036	19,735,052	10,497,786	3,462,221	4,052,308
Changes From Operations:
• Net investment income (loss)	(104,525)	77,142	7,092	320,599	108,897	25,915	(27,761)
• Net realized gain (loss) on investments	1,750,066	3,382,059	7,204	713,740	423,399	87,274	526,989
• Net change in unrealized appreciation or depreciation on investments	3,541,145	(1,692,056)	38,442	1,595,607	833,042	336,476	144,174
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,186,686	1,767,145	52,738	2,629,946	1,365,338	449,665	643,402
Changes From Unit Transactions:
• Net unit transactions	(1,390,789)	(1,322,310)	15,738	(948,781)	99,213	28,274	(655,252)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,390,789)	(1,322,310)	15,738	(948,781)	99,213	28,274	(655,252)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,795,897	444,835	68,476	1,681,165	1,464,551	477,939	(11,850)
NET ASSETS AT DECEMBER 31, 2020	$17,243,436	$15,088,321	$676,512	$21,416,217	$11,962,337	$3,940,160	$4,040,458

See accompanying notes.

	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	Janus Henderson Global Research Portfolio - Service Shares Subaccount	Janus Henderson Global Technology and Innovation Portfolio - Service Shares Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1 Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$9,176,871	$1,954,799	$6,937,842	$4,961,606	$20,555,020	$476,778
Changes From Operations:
• Net investment income (loss)	22,146	1,927	(64,188)	123,941	(168,847)	(3,638)
• Net realized gain (loss) on investments	884,122	280,381	1,137,218	(1,164)	1,471,214	53,139
• Net change in unrealized appreciation or depreciation on investments	1,654,465	252,855	1,743,423	867,221	5,996,847	108,484
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,560,733	535,163	2,816,453	989,998	7,299,214	157,985
Changes From Unit Transactions:
• Net unit transactions	(140,854)	59,361	(931,477)	2,358,788	28,976	(109,311)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(140,854)	59,361	(931,477)	2,358,788	28,976	(109,311)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,419,879	594,524	1,884,976	3,348,786	7,328,190	48,674
NET ASSETS AT DECEMBER 31, 2019	11,596,750	2,549,323	8,822,818	8,310,392	27,883,210	525,452
Changes From Operations:
• Net investment income (loss)	(7,639)	(6,232)	(76,801)	115,626	(202,664)	(3,764)
• Net realized gain (loss) on investments	1,109,139	167,851	1,425,186	92,561	2,171,372	36,334
• Net change in unrealized appreciation or depreciation on investments	1,004,179	312,131	2,683,767	1,241,083	7,674,283	145,286
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,105,679	473,750	4,032,152	1,449,270	9,642,991	177,856
Changes From Unit Transactions:
• Net unit transactions	(903,815)	31,580	(762,809)	919,115	(763,375)	(15,323)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(903,815)	31,580	(762,809)	919,115	(763,375)	(15,323)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,201,864	505,330	3,269,343	2,368,385	8,879,616	162,533
NET ASSETS AT DECEMBER 31, 2020	$12,798,614	$3,054,653	$12,092,161	$10,678,777	$36,762,826	$687,985

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class Subaccount	LVIP BlackRock Global Real Estate Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$27,008,239	$5,431,810	$10,083,245	$11,343,030	$1,667,580	$4,714,931	$4,632,033
Changes From Operations:
• Net investment income (loss)	416,910	92,416	368,689	282,051	29,181	7,004	(28,670)
• Net realized gain (loss) on investments	1,633,431	41,306	635,663	(26,226)	45,831	296,476	568,789
• Net change in unrealized appreciation or depreciation on investments	2,977,460	935,503	1,511,774	404,906	284,762	634,044	567,040
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,027,801	1,069,225	2,516,126	660,731	359,774	937,524	1,107,159
Changes From Unit Transactions:
• Net unit transactions	1,457,242	1,673,245	795,450	4,448,974	971,948	286,653	(206,245)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,457,242	1,673,245	795,450	4,448,974	971,948	286,653	(206,245)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,485,043	2,742,470	3,311,576	5,109,705	1,331,722	1,224,177	900,914
NET ASSETS AT DECEMBER 31, 2019	33,493,282	8,174,280	13,394,821	16,452,735	2,999,302	5,939,108	5,532,947
Changes From Operations:
• Net investment income (loss)	504,436	82,063	684,852	(73,228)	29,165	(12,801)	(30,807)
• Net realized gain (loss) on investments	242,204	14,347	371,365	(43,675)	11,521	326,688	196,654
• Net change in unrealized appreciation or depreciation on investments	(200,316)	127,072	(1,124,033)	852,213	115,904	853,203	1,234,908
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	546,324	223,482	(67,816)	735,310	156,590	1,167,090	1,400,755
Changes From Unit Transactions:
• Net unit transactions	1,543,014	2,316,913	2,428,606	1,456,801	1,124,724	(1,001,116)	(171,611)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,543,014	2,316,913	2,428,606	1,456,801	1,124,724	(1,001,116)	(171,611)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,089,338	2,540,395	2,360,790	2,192,111	1,281,314	165,974	1,229,144
NET ASSETS AT DECEMBER 31, 2020	$35,582,620	$10,714,675	$15,755,611	$18,644,846	$4,280,616	$6,105,082	$6,762,091

See accompanying notes.

	LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount	LVIP Delaware Mid Cap Value Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$88,661	$—	$78,693,754	$16,963,433	$9,637,913	$4,233,135
Changes From Operations:
• Net investment income (loss)	(84)	1,369	2,318,688	303,817	72,360	74,864
• Net realized gain (loss) on investments	5,206	2,616	980,726	15,376	1,027,576	244,140
• Net change in unrealized appreciation or depreciation on investments	(1,290)	8,579	3,670,219	330,398	1,691,484	998,717
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,832	12,564	6,969,633	649,591	2,791,420	1,317,721
Changes From Unit Transactions:
• Net unit transactions	(92,493)	104,727	10,345,874	(2,305,921)	172,723	(3,443)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(92,493)	104,727	10,345,874	(2,305,921)	172,723	(3,443)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(88,661)	117,291	17,315,507	(1,656,330)	2,964,143	1,314,278
NET ASSETS AT DECEMBER 31, 2019	—	117,291	96,009,261	15,307,103	12,602,056	5,547,413
Changes From Operations:
• Net investment income (loss)	—	643	1,882,489	119,921	255,371	45,819
• Net realized gain (loss) on investments	—	5,256	2,827,644	(55,284)	(111,683)	389,495
• Net change in unrealized appreciation or depreciation on investments	—	12,275	3,960,990	(16,601)	700,444	652,125
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	18,174	8,671,123	48,036	844,132	1,087,439
Changes From Unit Transactions:
• Net unit transactions	—	7,374	10,124,910	(1,326,010)	516,791	312,338
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	7,374	10,124,910	(1,326,010)	516,791	312,338
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	25,548	18,796,033	(1,277,974)	1,360,923	1,399,777
NET ASSETS AT DECEMBER 31, 2020	$—	$142,839	$114,805,294	$14,029,129	$13,962,979	$6,947,190

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional International Core Equity Fund - Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$3,114,953	$6,099,126	$4,191,662	$6,436,593	$4,819,455	$6,656,991	$29,949,183
Changes From Operations:
• Net investment income (loss)	80,127	163,051	84,661	114,389	58,035	46,106	738,714
• Net realized gain (loss) on investments	161,716	3,445	3,329	469,703	71,329	64,399	39,245
• Net change in unrealized appreciation or depreciation on investments	235,145	1,313,178	577,882	1,441,147	1,369,526	1,151,260	1,439,279
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	476,988	1,479,674	665,872	2,025,239	1,498,890	1,261,765	2,217,238
Changes From Unit Transactions:
• Net unit transactions	23,982	2,350,668	(523,437)	1,425,450	1,299,229	13,667	6,053,459
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	23,982	2,350,668	(523,437)	1,425,450	1,299,229	13,667	6,053,459
TOTAL INCREASE (DECREASE) IN NET ASSETS	500,970	3,830,342	142,435	3,450,689	2,798,119	1,275,432	8,270,697
NET ASSETS AT DECEMBER 31, 2019	3,615,923	9,929,468	4,334,097	9,887,282	7,617,574	7,932,423	38,219,880
Changes From Operations:
• Net investment income (loss)	55,016	132,369	60,143	106,075	74,842	43,310	433,765
• Net realized gain (loss) on investments	14,119	5,408	(32,428)	522,997	212,107	120,829	189,652
• Net change in unrealized appreciation or depreciation on investments	118,358	877,538	(154,707)	1,330,491	1,051,896	999,774	1,330,533
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	187,493	1,015,315	(126,992)	1,959,563	1,338,845	1,163,913	1,953,950
Changes From Unit Transactions:
• Net unit transactions	214,433	1,735,852	1,054,439	1,614,701	556,386	(159,354)	6,283,446
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	214,433	1,735,852	1,054,439	1,614,701	556,386	(159,354)	6,283,446
TOTAL INCREASE (DECREASE) IN NET ASSETS	401,926	2,751,167	927,447	3,574,264	1,895,231	1,004,559	8,237,396
NET ASSETS AT DECEMBER 31, 2020	$4,017,849	$12,680,635	$5,261,544	$13,461,546	$9,512,805	$8,936,982	$46,457,276

See accompanying notes.

	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$4,463,267	$8,312,194	$48,622,603	$5,718,099	$42,993,903	$75,049,476
Changes From Operations:
• Net investment income (loss)	67,491	212,327	1,039,452	145,264	896,571	809,322
• Net realized gain (loss) on investments	53,014	486,810	2,992,315	22,404	2,541,490	215
• Net change in unrealized appreciation or depreciation on investments	447,737	630,400	3,639,373	236,063	2,807,068	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	568,242	1,329,537	7,671,140	403,731	6,245,129	809,537
Changes From Unit Transactions:
• Net unit transactions	375,661	1,328,848	2,355,607	637,922	(135,044)	7,973,961
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	375,661	1,328,848	2,355,607	637,922	(135,044)	7,973,961
TOTAL INCREASE (DECREASE) IN NET ASSETS	943,903	2,658,385	10,026,747	1,041,653	6,110,085	8,783,498
NET ASSETS AT DECEMBER 31, 2019	5,407,170	10,970,579	58,649,350	6,759,752	49,103,988	83,832,974
Changes From Operations:
• Net investment income (loss)	31,580	177,914	1,006,555	68,222	750,641	(157,963)
• Net realized gain (loss) on investments	15,522	255,177	842,977	99,599	908,385	1,972
• Net change in unrealized appreciation or depreciation on investments	620,375	338,942	1,403,821	178,309	908,156	(6)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	667,477	772,033	3,253,353	346,130	2,567,182	(155,997)
Changes From Unit Transactions:
• Net unit transactions	280,366	115,967	(223,340)	(883,233)	(2,710,463)	(32,854,516)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	280,366	115,967	(223,340)	(883,233)	(2,710,463)	(32,854,516)
TOTAL INCREASE (DECREASE) IN NET ASSETS	947,843	888,000	3,030,013	(537,103)	(143,281)	(33,010,513)
NET ASSETS AT DECEMBER 31, 2020	$6,355,013	$11,858,579	$61,679,363	$6,222,649	$48,960,707	$50,822,461

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class Subaccount	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$418,907	$—	$16,945,266	$6,857,074	$19,438,406	$42,803,541	$16,077,312
Changes From Operations:
• Net investment income (loss)	(1,214)	5,895	1,111,407	57,869	334,393	582,487	582,215
• Net realized gain (loss) on investments	18,734	1,133	(42,189)	131,365	1,608,988	1,394,355	327,042
• Net change in unrealized appreciation or depreciation on investments	23,581	42,124	1,101,545	915,124	4,403,024	10,522,138	1,968,588
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	41,101	49,152	2,170,763	1,104,358	6,346,405	12,498,980	2,877,845
Changes From Unit Transactions:
• Net unit transactions	(460,008)	453,899	3,516,107	511,752	10,014,452	2,059,896	504,049
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(460,008)	453,899	3,516,107	511,752	10,014,452	2,059,896	504,049
TOTAL INCREASE (DECREASE) IN NET ASSETS	(418,907)	503,051	5,686,870	1,616,110	16,360,857	14,558,876	3,381,894
NET ASSETS AT DECEMBER 31, 2019	—	503,051	22,632,136	8,473,184	35,799,263	57,362,417	19,459,206
Changes From Operations:
• Net investment income (loss)	—	5,791	1,068,712	60,188	163,874	700,719	310,728
• Net realized gain (loss) on investments	—	12,526	(216,298)	(1,873)	901,138	462,115	(161,335)
• Net change in unrealized appreciation or depreciation on investments	—	27,527	344,951	274,404	5,085,639	2,304,953	(1,139,751)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	45,844	1,197,365	332,719	6,150,651	3,467,787	(990,358)
Changes From Unit Transactions:
• Net unit transactions	—	62,122	2,709,179	1,057,592	7,942,365	8,182,830	511,344
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	62,122	2,709,179	1,057,592	7,942,365	8,182,830	511,344
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	107,966	3,906,544	1,390,311	14,093,016	11,650,617	(479,014)
NET ASSETS AT DECEMBER 31, 2020	$—	$611,017	$26,538,680	$9,863,495	$49,892,279	$69,013,034	$18,980,192

See accompanying notes.

	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$392,051	$21,601,152	$9,819,057	$2,615,663	$26,989,585	$24,210,529
Changes From Operations:
• Net investment income (loss)	548	605,397	198,855	62,988	1,401,416	959,265
• Net realized gain (loss) on investments	3,940	21,946	144,632	43,170	337,897	(101,497)
• Net change in unrealized appreciation or depreciation on investments	72,774	1,136,143	1,071,757	232,242	2,917,847	1,169,777
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	77,262	1,763,486	1,415,244	338,400	4,657,160	2,027,545
Changes From Unit Transactions:
• Net unit transactions	40,581	6,736,406	531,037	69,926	10,493,486	5,528,966
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	40,581	6,736,406	531,037	69,926	10,493,486	5,528,966
TOTAL INCREASE (DECREASE) IN NET ASSETS	117,843	8,499,892	1,946,281	408,326	15,150,646	7,556,511
NET ASSETS AT DECEMBER 31, 2019	509,894	30,101,044	11,765,338	3,023,989	42,140,231	31,767,040
Changes From Operations:
• Net investment income (loss)	7,310	522,273	165,040	51,031	941,216	953,355
• Net realized gain (loss) on investments	1,155	300,882	108,835	69,805	(210,927)	(319,619)
• Net change in unrealized appreciation or depreciation on investments	52,376	1,228,677	719,319	148,434	(276,620)	1,113,687
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	60,841	2,051,832	993,194	269,270	453,669	1,747,423
Changes From Unit Transactions:
• Net unit transactions	(61,404)	4,392,370	(835,084)	207,777	10,254,980	4,587,079
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(61,404)	4,392,370	(835,084)	207,777	10,254,980	4,587,079
TOTAL INCREASE (DECREASE) IN NET ASSETS	(563)	6,444,202	158,110	477,047	10,708,649	6,334,502
NET ASSETS AT DECEMBER 31, 2020	$509,331	$36,545,246	$11,923,448	$3,501,036	$52,848,880	$38,101,542

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund - Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$6,746,494	$47,654,739	$6,484,874	$19,245,194	$49,089,404	$27,567,271	$46,836,313
Changes From Operations:
• Net investment income (loss)	150,230	1,313,077	131,873	515,932	1,041,603	749,432	1,001,387
• Net realized gain (loss) on investments	141,454	120,608	85,868	1,606,982	597,179	644,854	735,412
• Net change in unrealized appreciation or depreciation on investments	718,545	9,368,946	969,561	3,244,211	7,317,962	3,130,244	7,817,012
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,010,229	10,802,631	1,187,302	5,367,125	8,956,744	4,524,530	9,553,811
Changes From Unit Transactions:
• Net unit transactions	(216,627)	12,317,443	(72,027)	2,451,116	8,278,985	2,090,109	7,536,250
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(216,627)	12,317,443	(72,027)	2,451,116	8,278,985	2,090,109	7,536,250
TOTAL INCREASE (DECREASE) IN NET ASSETS	793,602	23,120,074	1,115,275	7,818,241	17,235,729	6,614,639	17,090,061
NET ASSETS AT DECEMBER 31, 2019	7,540,096	70,774,813	7,600,149	27,063,435	66,325,133	34,181,910	63,926,374
Changes From Operations:
• Net investment income (loss)	103,467	1,436,161	109,418	567,459	1,051,819	688,890	1,181,235
• Net realized gain (loss) on investments	250,114	6,390	(21,033)	2	2,572,660	808,841	1,419,120
• Net change in unrealized appreciation or depreciation on investments	123,932	5,983,291	(62,515)	907,992	7,235,206	1,781,259	6,222,835
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	477,513	7,425,842	25,870	1,475,453	10,859,685	3,278,990	8,823,190
Changes From Unit Transactions:
• Net unit transactions	(40,420)	11,936,396	871,378	1,402,533	2,366,782	1,450,486	1,843,908
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(40,420)	11,936,396	871,378	1,402,533	2,366,782	1,450,486	1,843,908
TOTAL INCREASE (DECREASE) IN NET ASSETS	437,093	19,362,238	897,248	2,877,986	13,226,467	4,729,476	10,667,098
NET ASSETS AT DECEMBER 31, 2020	$7,977,189	$90,137,051	$8,497,397	$29,941,421	$79,551,600	$38,911,386	$74,593,472

See accompanying notes.

	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$17,177,284	$317,335,827	$42,891,929	$26,698,615	$243,189	$1,389,233
Changes From Operations:
• Net investment income (loss)	563,912	5,053,637	230,585	550,819	7,625	37,552
• Net realized gain (loss) on investments	377,947	21,470,762	3,083,891	301,886	47,214	266,730
• Net change in unrealized appreciation or depreciation on investments	2,152,676	79,778,778	8,062,903	5,109,819	(17,047)	(48,789)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,094,535	106,303,177	11,377,379	5,962,524	37,792	255,493
Changes From Unit Transactions:
• Net unit transactions	4,647,245	94,637,133	12,261,974	9,905,404	4,190	67,280
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,647,245	94,637,133	12,261,974	9,905,404	4,190	67,280
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,741,780	200,940,310	23,639,353	15,867,928	41,982	322,773
NET ASSETS AT DECEMBER 31, 2019	24,919,064	518,276,137	66,531,282	42,566,543	285,171	1,712,006
Changes From Operations:
• Net investment income (loss)	671,672	5,707,611	285,584	954,607	7,009	32,757
• Net realized gain (loss) on investments	753,274	15,522,239	4,527,078	(312,135)	6,711	37,165
• Net change in unrealized appreciation or depreciation on investments	1,101,151	80,483,862	11,842,473	6,416,993	27,253	151,319
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,526,097	101,713,712	16,655,135	7,059,465	40,973	221,241
Changes From Unit Transactions:
• Net unit transactions	8,095,886	74,167,854	1,807,122	4,149,470	63,791	48,864
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,095,886	74,167,854	1,807,122	4,149,470	63,791	48,864
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,621,983	175,881,566	18,462,257	11,208,935	104,764	270,105
NET ASSETS AT DECEMBER 31, 2020	$35,541,047	$694,157,703	$84,993,539	$53,775,478	$389,935	$1,982,111

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$1,490,986	$1,503,223	$33,334,483	$16,985,324	$2,137,219	$68,762,212	$36,668,186
Changes From Operations:
• Net investment income (loss)	10,803	23,561	(216,716)	(104,611)	28,018	1,061,752	1,193,640
• Net realized gain (loss) on investments	161,726	251,882	3,252,467	2,234,549	114,241	1,921,482	61,145
• Net change in unrealized appreciation or depreciation on investments	82,937	67,243	7,115,481	4,571,105	244,529	20,012,296	7,333,877
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	255,466	342,686	10,151,232	6,701,043	386,788	22,995,530	8,588,662
Changes From Unit Transactions:
• Net unit transactions	(1,026,735)	(152,134)	1,366,535	5,170,138	561,589	28,119,079	7,750,303
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,026,735)	(152,134)	1,366,535	5,170,138	561,589	28,119,079	7,750,303
TOTAL INCREASE (DECREASE) IN NET ASSETS	(771,269)	190,552	11,517,767	11,871,181	948,377	51,114,609	16,338,965
NET ASSETS AT DECEMBER 31, 2019	719,717	1,693,775	44,852,250	28,856,505	3,085,596	119,876,821	53,007,151
Changes From Operations:
• Net investment income (loss)	17,192	15,902	(323,151)	(235,859)	32,131	989,310	939,306
• Net realized gain (loss) on investments	26,909	(39,582)	4,461,872	3,845,249	24,777	1,838,734	240,602
• Net change in unrealized appreciation or depreciation on investments	166,333	158,313	12,028,331	8,097,112	172,310	22,722,225	6,072,526
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	210,434	134,633	16,167,052	11,706,502	229,218	25,550,269	7,252,434
Changes From Unit Transactions:
• Net unit transactions	345,157	(412,046)	1,283,563	8,585,741	2,602	13,783,069	7,556,769
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	345,157	(412,046)	1,283,563	8,585,741	2,602	13,783,069	7,556,769
TOTAL INCREASE (DECREASE) IN NET ASSETS	555,591	(277,413)	17,450,615	20,292,243	231,820	39,333,338	14,809,203
NET ASSETS AT DECEMBER 31, 2020	$1,275,308	$1,416,362	$62,302,865	$49,148,748	$3,317,416	$159,210,159	$67,816,354

See accompanying notes.

	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Standard Class Subaccount	M Capital Appreciation Fund Subaccount	M International Equity Fund Subaccount	M Large Cap Growth Fund Subaccount	M Large Cap Value Fund Subaccount
NET ASSETS AT JANUARY 1, 2019	$8,800,228	$7,869,990	$1,040,358	$986,349	$724,190	$508,774
Changes From Operations:
• Net investment income (loss)	(54,805)	48,059	(3,659)	26,611	(4,715)	6,286
• Net realized gain (loss) on investments	1,314,274	817,770	93,240	(2,277)	93,032	22,029
• Net change in unrealized appreciation or depreciation on investments	2,562,061	1,593,348	199,534	179,678	158,907	74,819
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,821,530	2,459,177	289,115	204,012	247,224	103,134
Changes From Unit Transactions:
• Net unit transactions	1,810,518	958,451	(86,068)	92,796	(135,634)	(52,391)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,810,518	958,451	(86,068)	92,796	(135,634)	(52,391)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,632,048	3,417,628	203,047	296,808	111,590	50,743
NET ASSETS AT DECEMBER 31, 2019	14,432,276	11,287,618	1,243,405	1,283,157	835,780	559,517
Changes From Operations:
• Net investment income (loss)	(101,866)	40,297	(7,242)	13,511	(4,244)	5,729
• Net realized gain (loss) on investments	2,831,600	753,499	16,924	(20,750)	131,908	(26,355)
• Net change in unrealized appreciation or depreciation on investments	4,859,221	(92,965)	255,905	123,559	20,258	(29,821)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,588,955	700,831	265,587	116,320	147,922	(50,447)
Changes From Unit Transactions:
• Net unit transactions	6,095,242	1,001,994	79,355	32,894	(202,049)	(59,961)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,095,242	1,001,994	79,355	32,894	(202,049)	(59,961)
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,684,197	1,702,825	344,942	149,214	(54,127)	(110,408)
NET ASSETS AT DECEMBER 31, 2020	$28,116,473	$12,990,443	$1,588,347	$1,432,371	$781,653	$449,109

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT II Core Equity Portfolio - Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$26,284,159	$19,501,582	$20,003,839	$1,467,322	$1,874,313	$16,708,513	$2,394,873
Changes From Operations:
• Net investment income (loss)	(215,560)	399,920	758,190	2,476	34,891	(150,069)	(1,057)
• Net realized gain (loss) on investments	4,109,219	953,667	430,392	301,184	259,318	1,821,167	337,158
• Net change in unrealized appreciation or depreciation on investments	5,851,912	2,676,719	3,601,581	231,821	(71,882)	3,558,605	40,805
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,745,571	4,030,306	4,790,163	535,481	222,327	5,229,703	376,906
Changes From Unit Transactions:
• Net unit transactions	(148,801)	2,817,919	275,206	375,601	(2,096,640)	(1,161,258)	(70,848)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(148,801)	2,817,919	275,206	375,601	(2,096,640)	(1,161,258)	(70,848)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,596,770	6,848,225	5,065,369	911,082	(1,874,313)	4,068,445	306,058
NET ASSETS AT DECEMBER 31, 2019	35,880,929	26,349,807	25,069,208	2,378,404	—	20,776,958	2,700,931
Changes From Operations:
• Net investment income (loss)	(265,989)	420,753	451,166	27	—	(166,880)	10,308
• Net realized gain (loss) on investments	4,467,716	888,769	1,016,645	165,866	—	1,652,435	(51,887)
• Net change in unrealized appreciation or depreciation on investments	6,752,449	1,003,565	123,526	315,666	—	6,123,909	(12,037)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,954,176	2,313,087	1,591,337	481,559	—	7,609,464	(53,616)
Changes From Unit Transactions:
• Net unit transactions	(450,554)	653,496	1,508,618	839,983	—	(1,466,862)	7,188
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(450,554)	653,496	1,508,618	839,983	—	(1,466,862)	7,188
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,503,622	2,966,583	3,099,955	1,321,542	—	6,142,602	(46,428)
NET ASSETS AT DECEMBER 31, 2020	$46,384,551	$29,316,390	$28,169,163	$3,699,946	$—	$26,919,560	$2,654,503

See accompanying notes.

	Neuberger Berman AMT Sustainable Equity Portfolio - I Class Subaccount	PIMCO VIT Commodity RealReturn® Strategy Portfolio - Administrative Class Subaccount	Putnam VT Equity Income Fund - Class IB Subaccount	Putnam VT Global Health Care Fund - Class IB Subaccount	Templeton Foreign VIP Fund - Class 1 Subaccount	Templeton Foreign VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$—	$10,793,390	$1,151,431	$2,033,981	$1,543,111	$2,743,435
Changes From Operations:
• Net investment income (loss)	(2,557)	527,474	18,121	(17,966)	18,682	26,700
• Net realized gain (loss) on investments	111,242	(638,058)	114,920	96,041	384	16,745
• Net change in unrealized appreciation or depreciation on investments	68,414	1,367,472	135,307	512,263	163,519	276,936
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	177,099	1,256,888	268,348	590,338	182,585	320,381
Changes From Unit Transactions:
• Net unit transactions	2,019,297	2,933,743	(532,795)	(36,062)	(58,195)	47,012
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,019,297	2,933,743	(532,795)	(36,062)	(58,195)	47,012
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,196,396	4,190,631	(264,447)	554,276	124,390	367,393
NET ASSETS AT DECEMBER 31, 2019	2,196,396	14,984,021	886,984	2,588,257	1,667,501	3,110,828
Changes From Operations:
• Net investment income (loss)	(3,917)	784,999	7,045	(7,657)	41,599	70,877
• Net realized gain (loss) on investments	89,851	(871,118)	37,057	244,074	(21,243)	(29,845)
• Net change in unrealized appreciation or depreciation on investments	292,409	445,622	2,683	122,996	(36,916)	(66,127)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	378,343	359,503	46,785	359,413	(16,560)	(25,095)
Changes From Unit Transactions:
• Net unit transactions	(152,325)	1,009,788	140,389	(345,027)	86,023	29,334
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(152,325)	1,009,788	140,389	(345,027)	86,023	29,334
TOTAL INCREASE (DECREASE) IN NET ASSETS	226,018	1,369,291	187,174	14,386	69,463	4,239
NET ASSETS AT DECEMBER 31, 2020	$2,422,414	$16,353,312	$1,074,158	$2,602,643	$1,736,964	$3,115,067

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Templeton Global Bond VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$17,895,202	$3,076,128	$1,147,303
Changes From Operations:
• Net investment income	1,278,867	78,708	23,167
• Net realized gain (loss) on investments	(21,200)	565,968	218,534
• Net change in unrealized appreciation or depreciation on investments	(975,301)	(186,120)	(83,112)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	282,366	458,556	158,589
Changes From Unit Transactions:
• Net unit transactions	3,534,836	(192,682)	(44,593)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,534,836	(192,682)	(44,593)
TOTAL INCREASE IN NET ASSETS	3,817,202	265,874	113,996
NET ASSETS AT DECEMBER 31, 2019	21,712,404	3,342,002	1,261,299
Changes From Operations:
• Net investment income	1,573,062	75,476	25,396
• Net realized gain (loss) on investments	(389,908)	(116,153)	(32,881)
• Net change in unrealized appreciation or depreciation on investments	(2,427,077)	170,996	66,212
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,243,923)	130,319	58,727
Changes From Unit Transactions:
• Net unit transactions	2,783,605	(173,847)	(236,961)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,783,605	(173,847)	(236,961)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,539,682	(43,528)	(178,234)
NET ASSETS AT DECEMBER 31, 2020	$23,252,086	$3,298,474	$1,083,065

See accompanying notes.

	TOPS® Balanced ETF Portfolio - Class 2 Shares Subaccount	TOPS® Moderate Growth ETF Portfolio - Class 2 Shares Subaccount
NET ASSETS AT JANUARY 1, 2019	$—	$—
Changes From Operations:
• Net investment income	341	32
• Net realized gain (loss) on investments	657	62
• Net change in unrealized appreciation or depreciation on investments	6,136	123
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	7,134	217
Changes From Unit Transactions:
• Net unit transactions	349,805	4,728
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	349,805	4,728
TOTAL INCREASE IN NET ASSETS	356,939	4,945
NET ASSETS AT DECEMBER 31, 2019	356,939	4,945
Changes From Operations:
• Net investment income	16,481	10,884
• Net realized gain (loss) on investments	1,043	1,196
• Net change in unrealized appreciation or depreciation on investments	210,970	147,269
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	228,494	159,349
Changes From Unit Transactions:
• Net unit transactions	1,278,876	1,612,216
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,278,876	1,612,216
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,507,370	1,771,565
NET ASSETS AT DECEMBER 31, 2020	$1,864,309	$1,776,510

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements

December 31, 2020

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of thirteen products as follows:

• Lincoln SVUL • Lincoln SVUL-I • Lincoln SVUL-II • Lincoln SVUL-III • Lincoln SVUL-IV • Lincoln SVULONE • Lincoln Momentum SVULONE	• Lincoln SVULONE 2007 • Lincoln Momentum SVULONE 2007 • Lincoln PreservationEdge SVUL • Lincoln SVULONE 2013 • Lincoln SVULONE 2016 • Lincoln SVULONE 2019

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirty-two mutual funds (the Funds) of twenty-one open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. American Franchise Fund - Series I Shares

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. Core Plus Bond Fund - Series I Shares

Invesco V.I. International Growth Fund - Series I Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class A

AB VPS Growth and Income Portfolio - Class A

AB VPS International Value Portfolio - Class A

AB VPS Large Cap Growth Portfolio - Class A

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Century VP Inflation Protection Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Global Small Capitalization Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® Limited-Term Diversified Income Series - Standard Class

Delaware VIP® REIT Series - Standard Class

Delaware VIP® Small Cap Value Series - Standard Class

Delaware VIP® Smid Cap Core Series - Standard Class

Delaware VIP® U.S. Growth Series - Standard Class

Delaware VIP® Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Equity-Income Portfolio - Initial Class

Fidelity® VIP Equity-Income Portfolio - Service Class

Fidelity® VIP Growth Opportunities Portfolio - Service Class

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP High Income Portfolio - Service Class

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class

Fidelity® VIP Overseas Portfolio - Service Class

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 1

Franklin Mutual Shares VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 1

Templeton Growth VIP Fund - Class 1

Templeton Growth VIP Fund - Class 2

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Institutional Shares

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Institutional Shares

Janus Henderson Global Research Portfolio - Service Shares

Janus Henderson Global Technology and Innovation Portfolio - Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Portfolio - Class I

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class

LVIP BlackRock Global Real Estate Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Mid Cap Value Fund - Standard Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Core Equity Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Dimensional/Vanguard Total Bond Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class

LVIP SSGA Conservative Structured Allocation Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSGA Moderate Structured Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

LVIP T. Rowe Price 2010 Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington Mid-Cap Value Fund - Standard Class

M Fund, Inc.:

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Neuberger Berman AMT Sustainable Equity Portfolio - I Class

Northern Lights Variable Trust:

TOPS® Balanced ETF Portfolio - Class 2 Shares

TOPS® Moderate Growth ETF Portfolio - Class 2 Shares

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Equity Income Fund - Class IB

Putnam VT Global Health Care Fund - Class IB

*  Denotes an affiliate of the Company

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2020. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2019, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2019, the 2019 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2019:

Neuberger Berman AMT Sustainable Equity Portfolio - I Class	TOPS® Moderate Growth ETF Portfolio - Class 2 Shares
TOPS® Balanced ETF Portfolio - Class 2 Shares

Also during 2019, the LVIP Clarion Global Real Estate Fund - Standard Class fund changed its name to LVIP BlackRock Global Real Estate Fund - Standard Class.

Also during 2019, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class	LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class

Also during 2019, the Neuberger Berman AMT Large Cap Value Portfolio - I Class fund ceased to be available as investment option to Variable Account contract owners.

During 2020, the following funds changed their names:

Previous Fund Name	New Fund Name
Janus Henderson Global Technology Portfolio - Service Shares	Janus Henderson Global Technology and Innovation Portfolio - Service Shares
LVIP Delaware Special Opportunities Fund - Standard Class	LVIP Delaware Mid Cap Value Fund - Standard Class

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in , among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the thirteen policy types within the Variable Account:

•  Lincoln SVUL - annual rate of .80%.

•  Lincoln SVUL-I - annual rate of .80%.

•  Lincoln SVUL-II - annual rate of .80%.

•  Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.

•  Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.

•  Lincoln SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln Momentum SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln Momentum SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and .00% thereafter.

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln SVULONE 2013 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln SVULONE 2016 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

•  Lincoln SVULONE 2019 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and .00% thereafter.

The Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2020 and 2019, amounted to $31,381,945 and $46,486,021 respectively.

The Company charges a monthly administrative fee which varies by product. Refer to the product prospectus for the administrative fee rate. The administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2020 and 2019, amounted to $79,473,151 and $69,780,239, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2020 and 2019, amounted to $46,376,342 and $39,730,672, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee which varies by product, refer to the product prospectus for the transfer fee charge. For the years ended December 31, 2020 and 2019, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge assessed, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVULONE, Lincoln Momentum SVULONE, Lincoln SVULONE 2007, Lincoln Momentum SVULONE 2007, Lincoln PreservationEdge SVUL, Lincoln SVULONE 2013, Lincoln SVULONE 2016 and Lincoln SVULONE 2020. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. The full surrender charges and partial surrender administrative charges for the years ended December 31, 2020 and 2019, amounted to $2,755,114 and $1,296,938, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2020, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class A
	2020		0.10%	0.90%	$22.45	$52.98	417,316	$11,265,264	38.16%	39.27%	0.68%
	2019		0.10%	0.90%	16.25	38.04	383,651	7,462,855	28.99%	30.03%	0.43%
	2018		0.10%	0.90%	12.60	29.26	366,303	5,559,287	-10.60%	-9.89%	0.00%
	2017		0.10%	0.90%	14.25	32.47	244,417	4,602,732	35.58%	36.53%	0.44%
	2016		0.10%	0.80%	11.73	23.78	207,702	2,734,853	-1.42%	-0.72%	0.00%
AB VPS Growth and Income Portfolio - Class A
	2020		0.10%	0.80%	13.86	46.98	412,189	11,673,274	1.90%	2.62%	1.61%
	2019		0.10%	0.80%	13.52	45.78	372,540	10,415,651	22.93%	23.79%	1.22%
	2018		0.10%	0.80%	12.42	36.98	383,977	9,260,238	-6.36%	-5.70%	1.00%
	2017		0.10%	0.80%	13.18	39.22	398,188	10,161,539	17.98%	18.81%	1.44%
	2016		0.10%	0.80%	15.64	33.01	411,193	8,950,535	10.41%	11.19%	0.94%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS International Value Portfolio - Class A
	2020		0.10%	0.80%	$7.55	$22.67	349,001	$3,766,206	1.65%	2.36%	2.06%
	2019		0.10%	0.80%	7.41	22.14	282,948	3,011,624	16.20%	17.02%	0.94%
	2018		0.10%	0.80%	6.37	18.92	299,689	2,637,300	-23.40%	-22.87%	1.57%
	2017		0.10%	0.80%	8.29	24.53	282,428	3,060,364	24.42%	25.29%	2.25%
	2016		0.10%	0.80%	6.65	19.58	304,408	2,559,703	-1.29%	-0.60%	1.23%
AB VPS Large Cap Growth Portfolio - Class A
	2020		0.60%	0.80%	52.54	61.56	96,766	5,179,889	34.41%	34.67%	0.00%
	2019		0.60%	0.80%	39.09	45.80	116,610	4,636,708	33.62%	33.89%	0.00%
	2018		0.60%	0.80%	29.26	34.28	156,071	4,654,698	1.76%	1.96%	0.00%
	2017		0.60%	0.80%	28.75	33.68	159,005	4,682,569	30.93%	31.20%	0.00%
	2016		0.60%	0.80%	21.96	25.73	140,317	3,151,972	1.81%	2.01%	0.00%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2020		0.10%	0.90%	11.50	53.00	1,474,590	31,481,745	2.44%	3.27%	1.10%
	2019		0.10%	0.90%	11.15	51.33	1,294,878	28,164,431	19.02%	19.98%	0.60%
	2018		0.10%	0.90%	11.38	42.78	1,183,838	22,440,201	-15.79%	-15.11%	0.47%
	2017		0.10%	0.90%	13.52	50.40	1,032,732	25,143,704	12.13%	13.03%	0.46%
	2016		0.10%	0.90%	13.85	44.59	897,789	20,607,812	24.09%	24.96%	0.57%
American Century VP Balanced Fund - Class I
	2020		0.10%	0.90%	14.91	15.47	1,283,314	19,271,734	11.52%	12.41%	1.21%
	2019		0.10%	0.90%	13.37	13.76	1,128,916	15,179,635	18.78%	19.73%	1.60%
	2018		0.10%	0.90%	11.25	11.49	713,225	8,059,880	-4.69%	-3.93%	1.61%
	2017		0.10%	0.90%	11.81	11.96	276,314	3,281,393	12.89%	13.80%	1.59%
	2016	6/20/16	0.10%	0.90%	10.46	10.51	192,829	2,021,755	0.17%	3.92%	0.87%
American Century VP Inflation Protection Fund - Class I
	2020		0.10%	0.80%	11.95	17.54	460,879	7,238,533	8.93%	9.70%	1.62%
	2019		0.10%	0.80%	10.90	16.07	454,411	6,610,406	8.29%	9.05%	2.57%
	2018		0.10%	0.80%	10.14	14.81	431,173	6,048,384	-3.35%	-2.67%	3.08%
	2017		0.10%	0.80%	10.43	15.32	486,964	7,240,118	3.10%	3.82%	2.74%
	2016		0.10%	0.80%	13.35	14.86	533,513	7,772,428	3.87%	4.60%	1.96%
American Funds Global Growth Fund - Class 2
	2020		0.10%	0.90%	19.81	60.42	3,197,742	89,700,945	29.30%	30.33%	0.36%
	2019		0.10%	0.90%	15.22	46.35	2,914,449	66,345,332	34.06%	35.14%	1.19%
	2018		0.10%	0.90%	11.27	34.30	2,517,633	44,593,177	-9.86%	-9.13%	0.72%
	2017		0.10%	0.90%	13.62	37.75	1,963,991	41,070,048	30.29%	31.34%	0.72%
	2016		0.10%	0.90%	12.13	28.74	1,395,197	24,776,261	-0.18%	0.52%	0.90%
American Funds Global Small Capitalization Fund - Class 2
	2020		0.10%	0.90%	17.75	65.66	1,527,277	40,940,345	28.56%	29.59%	0.17%
	2019		0.10%	0.90%	13.71	51.02	1,421,666	30,858,686	30.34%	31.39%	0.16%
	2018		0.10%	0.90%	11.82	39.10	1,310,026	22,436,249	-11.35%	-10.64%	0.08%
	2017		0.10%	0.90%	13.33	44.07	1,117,196	23,163,593	24.77%	25.77%	0.43%
	2016		0.10%	0.90%	11.18	35.28	989,819	16,677,900	1.28%	2.00%	0.23%
American Funds Growth Fund - Class 2
	2020		0.10%	0.90%	23.64	88.59	6,221,359	243,006,838	50.72%	51.93%	0.32%
	2019		0.10%	0.90%	15.58	58.31	6,557,052	171,237,461	29.60%	30.64%	0.78%
	2018		0.10%	0.90%	11.94	44.63	5,927,402	123,839,024	-1.14%	-0.35%	0.44%
	2017		0.10%	0.90%	14.05	44.79	5,419,860	121,196,430	27.14%	28.16%	0.52%
	2016		0.10%	0.90%	13.93	34.95	4,750,233	89,540,765	8.62%	9.38%	0.75%
American Funds Growth-Income Fund - Class 2
	2020		0.10%	0.90%	16.23	55.71	8,378,684	222,708,535	12.53%	13.43%	1.40%
	2019		0.10%	0.90%	14.32	49.11	7,840,183	189,813,612	25.01%	26.01%	1.76%
	2018		0.10%	0.90%	13.00	38.98	6,698,223	136,819,261	-2.67%	-1.88%	1.42%
	2017		0.10%	0.90%	13.36	39.72	6,556,821	140,750,162	21.29%	22.26%	1.47%
	2016		0.10%	0.90%	13.78	32.49	5,618,261	104,014,425	10.63%	11.41%	1.52%
American Funds International Fund - Class 2
	2020		0.10%	0.90%	15.01	39.50	5,396,740	107,832,467	12.95%	13.86%	0.67%
	2019		0.10%	0.90%	13.20	34.93	5,247,506	94,892,226	21.78%	22.76%	1.48%
	2018		0.10%	0.90%	11.94	28.66	5,228,274	77,784,771	-13.91%	-13.22%	1.81%
	2017		0.10%	0.90%	13.87	33.25	4,346,140	77,727,236	30.96%	32.01%	1.33%
	2016		0.10%	0.90%	10.57	25.37	3,836,855	53,203,204	2.71%	3.43%	1.37%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
BlackRock Global Allocation V.I. Fund - Class I
	2020		0.10%	0.90%	$14.50	$24.74	7,430,741	$132,032,000	19.92%	20.89%	1.38%
	2019		0.10%	0.90%	12.01	20.46	6,941,493	104,848,791	16.93%	17.87%	1.35%
	2018		0.10%	0.90%	10.20	17.36	6,807,983	88,415,216	-8.17%	-7.43%	1.03%
	2017		0.10%	0.90%	11.75	18.75	5,896,469	85,071,265	12.84%	13.74%	1.39%
	2016		0.10%	0.90%	10.97	16.49	5,238,239	67,726,697	3.28%	4.01%	1.40%
ClearBridge Variable Mid Cap Portfolio - Class I
	2020		0.10%	0.90%	14.32	17.94	941,525	16,004,299	14.32%	15.24%	0.31%
	2019		0.10%	0.90%	12.44	15.57	744,043	11,069,131	31.75%	32.81%	0.66%
	2018		0.10%	0.90%	10.85	11.72	648,086	7,317,669	-13.30%	-12.61%	0.52%
	2017		0.10%	0.90%	12.51	13.41	580,701	7,583,994	11.79%	12.68%	0.50%
	2016		0.10%	0.90%	11.69	11.90	394,079	4,626,308	8.47%	9.23%	0.87%
Delaware VIP® Diversified Income Series - Standard Class
	2020		0.10%	0.90%	12.11	22.73	3,215,175	48,469,172	10.04%	10.93%	2.63%
	2019		0.10%	0.90%	11.01	20.59	2,879,106	41,486,058	9.44%	10.32%	2.87%
	2018		0.10%	0.90%	10.06	18.76	2,703,951	36,401,331	-3.00%	-2.22%	3.11%
	2017		0.10%	0.90%	10.37	19.28	1,971,120	29,360,863	4.28%	5.12%	2.73%
	2016		0.10%	0.90%	10.71	18.44	1,677,486	25,767,706	2.70%	3.42%	3.04%
Delaware VIP® Emerging Markets Series - Standard Class
	2020		0.10%	0.90%	16.27	74.47	3,469,338	78,146,821	23.96%	24.96%	0.78%
	2019		0.10%	0.90%	13.03	60.01	3,347,333	62,048,753	21.53%	22.51%	0.68%
	2018		0.10%	0.90%	10.65	49.33	2,880,092	44,870,938	-16.56%	-15.89%	3.25%
	2017		0.10%	0.90%	13.32	59.06	2,159,868	43,744,930	39.29%	40.41%	0.57%
	2016		0.10%	0.90%	9.53	42.36	2,035,658	29,655,529	13.03%	13.82%	0.97%
Delaware VIP® High Yield Series - Standard Class
	2020		0.10%	0.80%	12.48	38.74	460,147	11,764,146	6.39%	7.13%	5.89%
	2019		0.10%	0.80%	11.66	36.41	489,368	11,769,496	15.50%	16.31%	6.69%
	2018		0.10%	0.80%	10.03	31.52	525,095	11,132,014	-5.23%	-4.57%	6.16%
	2017		0.10%	0.80%	11.64	33.27	805,282	18,796,679	6.63%	7.38%	5.93%
	2016		0.10%	0.80%	16.65	31.20	819,544	18,583,115	12.26%	13.05%	6.67%
Delaware VIP® Limited-Term Diversified Income Series - Standard Class
	2020		0.10%	0.90%	10.79	14.56	3,252,164	37,796,733	3.37%	4.20%	1.77%
	2019		0.10%	0.90%	10.44	14.04	1,896,331	22,619,968	4.26%	5.10%	2.70%
	2018		0.10%	0.90%	10.01	13.42	1,589,380	18,190,004	-0.65%	0.15%	2.69%
	2017		0.10%	0.90%	10.08	13.47	2,071,249	23,323,791	1.25%	2.07%	2.06%
	2016		0.10%	0.90%	10.31	13.27	1,738,318	20,599,284	1.28%	1.99%	1.50%
Delaware VIP® REIT Series - Standard Class
	2020		0.10%	0.90%	10.17	51.29	2,112,333	37,984,505	-11.21%	-10.50%	1.93%
	2019		0.10%	0.90%	11.46	57.70	1,639,595	36,092,115	25.67%	26.68%	2.11%
	2018		0.10%	0.90%	9.12	45.87	1,552,170	28,316,210	-8.05%	-7.31%	2.12%
	2017		0.10%	0.90%	9.92	49.84	1,310,033	28,142,378	0.63%	1.43%	1.55%
	2016		0.10%	0.90%	13.52	49.48	990,660	24,533,757	5.03%	5.76%	1.13%
Delaware VIP® Small Cap Value Series - Standard Class
	2020		0.10%	0.90%	11.31	60.50	2,382,632	54,089,496	-2.78%	-2.00%	1.32%
	2019		0.10%	0.90%	11.56	62.17	1,924,171	48,059,312	26.99%	28.01%	1.04%
	2018		0.10%	0.90%	9.04	48.90	1,745,117	36,308,370	-17.46%	-16.80%	0.84%
	2017		0.10%	0.90%	13.92	59.19	1,419,938	40,465,759	11.05%	11.94%	0.84%
	2016		0.10%	0.90%	14.09	53.25	1,282,316	35,303,901	30.36%	31.27%	0.88%
Delaware VIP® Smid Cap Core Series - Standard Class
	2020		0.10%	0.90%	14.28	72.81	2,321,847	54,674,939	10.09%	10.97%	0.54%
	2019		0.10%	0.90%	12.88	65.61	2,045,855	46,981,297	28.47%	29.50%	0.55%
	2018		0.10%	0.90%	9.96	50.67	1,971,970	36,215,723	-12.91%	-12.21%	0.18%
	2017		0.10%	0.90%	12.67	57.71	1,646,865	37,953,759	17.58%	18.53%	0.30%
	2016		0.10%	0.90%	13.28	48.69	1,487,766	30,942,191	7.43%	8.19%	0.21%
Delaware VIP® U.S. Growth Series - Standard Class
	2020		0.10%	0.90%	21.44	77.53	394,314	13,627,746	42.84%	43.99%	0.00%
	2019		0.10%	0.90%	14.91	53.84	373,282	9,343,164	26.11%	27.12%	0.00%
	2018		0.10%	0.90%	12.46	42.36	399,389	8,155,689	-3.87%	-3.10%	0.00%
	2017		0.10%	0.90%	12.96	43.71	401,067	8,860,701	27.13%	28.15%	0.00%
	2016		0.10%	0.90%	12.63	34.11	412,863	7,360,315	-5.92%	-5.26%	0.60%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® Value Series - Standard Class
	2020		0.10%	0.90%	$13.00	$46.64	2,766,258	$57,237,292	-0.49%	0.31%	2.07%
	2019		0.10%	0.90%	12.97	46.49	2,489,158	53,400,350	18.90%	19.85%	1.69%
	2018		0.10%	0.90%	11.88	38.79	2,183,438	40,504,720	-3.60%	-2.83%	1.64%
	2017		0.10%	0.90%	12.32	39.92	1,994,492	39,966,993	12.78%	13.68%	1.69%
	2016		0.10%	0.90%	13.88	35.12	1,642,620	33,730,523	13.73%	14.53%	1.78%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2020		0.10%	0.90%	11.54	16.79	419,842	5,415,531	4.76%	5.60%	2.53%
	2019		0.10%	0.90%	11.03	15.90	451,918	5,539,231	13.66%	14.57%	3.92%
	2018		0.10%	0.90%	9.70	13.88	357,666	3,878,846	-9.95%	-9.23%	2.07%
	2017		0.10%	0.90%	10.77	15.29	312,536	3,794,408	6.45%	7.30%	2.24%
	2016		0.10%	0.90%	10.21	14.25	273,714	3,152,190	4.46%	5.19%	1.97%
DWS Equity 500 Index VIP Portfolio - Class A
	2020		0.20%	0.80%	19.58	47.16	2,221,524	72,594,125	17.16%	17.86%	1.66%
	2019		0.20%	0.80%	16.61	40.26	2,374,791	67,240,018	30.14%	30.92%	1.95%
	2018		0.20%	0.80%	12.69	30.93	2,551,405	55,769,032	-5.41%	-4.84%	1.68%
	2017		0.20%	0.80%	13.33	32.70	2,651,968	61,579,679	20.57%	21.29%	1.76%
	2016		0.20%	0.80%	17.67	27.12	2,731,751	52,923,563	10.73%	11.06%	1.88%
DWS Small Cap Index VIP Portfolio - Class A
	2020		0.20%	0.80%	18.41	51.22	244,162	9,202,393	18.48%	19.19%	1.12%
	2019		0.20%	0.80%	15.44	43.23	233,317	7,400,252	24.23%	24.97%	1.04%
	2018		0.20%	0.80%	12.36	34.80	258,400	6,693,013	-11.94%	-11.41%	0.98%
	2017		0.20%	0.80%	13.95	39.52	284,940	8,475,797	13.42%	14.10%	0.96%
	2016		0.20%	0.80%	19.01	34.84	298,653	7,874,610	20.06%	20.42%	0.99%
Fidelity® VIP Asset Manager Portfolio - Initial Class
	2020		0.80%	0.80%	28.53	28.53	20,838	594,542	13.96%	13.96%	1.55%
	2019		0.80%	0.80%	25.04	25.04	19,163	479,785	17.31%	17.31%	1.77%
	2018		0.80%	0.80%	21.34	21.34	22,814	486,941	-6.10%	-6.10%	1.23%
	2017		0.80%	0.80%	22.73	22.73	34,442	782,915	13.20%	13.20%	1.85%
	2016		0.80%	0.80%	20.08	20.08	38,657	776,285	2.25%	2.25%	1.36%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2020		0.10%	0.90%	18.33	66.08	4,237,816	132,602,730	29.26%	30.30%	0.15%
	2019		0.10%	0.90%	14.08	50.71	4,305,609	106,107,778	30.27%	31.32%	0.37%
	2018		0.10%	0.90%	10.74	38.62	4,225,111	81,100,299	-7.32%	-6.58%	0.62%
	2017		0.10%	0.90%	13.05	41.34	3,819,172	84,196,487	20.67%	21.64%	0.91%
	2016		0.10%	0.90%	13.19	33.98	3,442,382	67,306,521	7.05%	7.80%	0.70%
Fidelity® VIP Equity-Income Portfolio - Initial Class
	2020		0.80%	0.80%	33.21	33.21	77,927	2,587,588	5.84%	5.84%	1.80%
	2019		0.80%	0.80%	31.37	31.37	89,114	2,795,671	26.43%	26.43%	1.99%
	2018		0.80%	0.80%	24.81	24.81	96,151	2,385,887	-9.02%	-9.02%	2.25%
	2017		0.80%	0.80%	27.27	27.27	103,660	2,827,328	11.99%	11.99%	1.70%
	2016		0.80%	0.80%	24.35	24.35	111,066	2,704,870	17.08%	17.08%	2.12%
Fidelity® VIP Equity-Income Portfolio - Service Class
	2020		0.60%	0.80%	28.85	33.77	74,842	2,345,452	5.70%	5.91%	1.73%
	2019		0.60%	0.80%	27.24	31.95	76,370	2,265,834	26.31%	26.56%	1.94%
	2018		0.60%	0.80%	21.52	25.30	79,112	1,860,235	-9.13%	-8.95%	2.18%
	2017		0.60%	0.80%	23.64	27.84	80,580	2,084,241	11.91%	12.13%	1.63%
	2016		0.60%	0.80%	21.08	24.88	84,633	1,961,790	16.96%	17.20%	2.13%
Fidelity® VIP Growth Opportunities Portfolio - Service Class
	2020		0.80%	0.80%	53.19	54.90	123,734	6,748,664	67.15%	67.15%	0.01%
	2019		0.80%	0.80%	31.82	32.84	114,700	3,737,721	39.58%	39.58%	0.05%
	2018		0.80%	0.80%	22.80	23.53	122,188	2,849,326	11.45%	11.45%	0.10%
	2017		0.80%	0.80%	20.46	21.11	117,255	2,453,569	33.33%	33.33%	0.20%
	2016		0.80%	0.80%	15.34	15.83	120,470	1,890,626	-0.55%	-0.55%	0.22%
Fidelity® VIP Growth Portfolio - Service Class
	2020		0.10%	0.90%	23.80	88.66	2,009,547	69,168,094	42.46%	43.61%	0.06%
	2019		0.10%	0.90%	16.59	61.74	2,032,075	50,030,730	32.98%	34.05%	0.17%
	2018		0.10%	0.90%	12.39	46.06	1,760,479	32,889,096	-1.17%	-0.37%	0.15%
	2017		0.10%	0.90%	13.98	46.23	1,546,979	30,099,413	33.79%	34.87%	0.12%
	2016		0.10%	0.90%	13.23	34.28	1,453,820	21,711,846	-0.09%	0.61%	0.00%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP High Income Portfolio - Service Class
	2020		0.80%	0.80%	$21.29	$21.30	105,348	$2,243,550	1.83%	1.83%	4.92%
	2019		0.80%	0.80%	20.91	20.91	104,151	2,178,177	14.00%	14.00%	5.06%
	2018		0.80%	0.80%	18.34	18.34	111,736	2,049,745	-4.37%	-4.37%	5.55%
	2017		0.80%	0.80%	19.18	19.18	112,501	2,158,065	6.22%	6.22%	5.26%
	2016		0.80%	0.80%	18.06	18.06	113,048	2,041,615	13.46%	13.46%	4.83%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
	2020		0.80%	0.80%	26.12	26.12	55,757	1,456,626	8.52%	8.52%	2.23%
	2019		0.80%	0.80%	24.07	24.07	57,295	1,379,256	8.79%	8.79%	2.56%
	2018		0.80%	0.80%	22.13	22.13	75,668	1,674,322	-1.32%	-1.32%	2.39%
	2017		0.80%	0.80%	22.42	22.42	83,912	1,881,625	3.39%	3.39%	2.34%
	2016		0.80%	0.80%	21.69	21.69	92,292	2,001,755	3.91%	3.91%	2.07%
Fidelity® VIP Mid Cap Portfolio - Service Class
	2020		0.10%	0.90%	14.16	48.85	3,258,246	64,215,273	16.98%	17.92%	0.56%
	2019		0.10%	0.90%	12.02	41.43	2,683,689	47,063,491	22.24%	23.22%	0.83%
	2018		0.10%	0.90%	9.76	33.62	2,368,467	34,485,343	-15.40%	-14.72%	0.58%
	2017		0.10%	0.90%	13.34	39.42	1,968,228	35,238,417	19.62%	20.58%	0.65%
	2016		0.10%	0.90%	12.82	32.69	1,702,458	26,492,841	11.22%	12.00%	0.48%
Fidelity® VIP Overseas Portfolio - Service Class
	2020		0.10%	0.80%	14.89	33.74	197,999	5,170,341	14.57%	15.38%	0.38%
	2019		0.10%	0.80%	12.97	29.24	183,584	4,115,121	26.66%	27.55%	1.74%
	2018		0.10%	0.80%	10.22	22.93	186,323	3,275,930	-15.56%	-14.97%	1.43%
	2017		0.10%	0.80%	12.08	26.96	196,104	4,124,627	29.07%	29.97%	1.33%
	2016		0.10%	0.80%	9.34	20.75	210,424	3,439,484	-5.88%	-5.22%	1.15%
Franklin Income VIP Fund - Class 1
	2020		0.10%	0.90%	12.01	30.12	2,588,854	41,520,855	0.07%	0.87%	5.71%
	2019		0.10%	0.90%	11.92	29.86	2,179,814	35,272,264	15.38%	16.30%	5.20%
	2018		0.10%	0.90%	11.50	25.67	1,794,543	25,853,470	-4.95%	-4.19%	4.91%
	2017		0.10%	0.90%	12.10	26.79	1,639,987	24,759,689	8.96%	9.83%	4.25%
	2016		0.10%	0.90%	11.57	24.39	1,448,554	21,003,563	13.42%	14.22%	4.67%
Franklin Mutual Shares VIP Fund - Class 1
	2020		0.10%	0.90%	11.13	32.40	1,133,846	19,730,552	-5.70%	-4.94%	3.24%
	2019		0.10%	0.90%	11.72	34.08	952,940	18,121,826	21.82%	22.80%	2.14%
	2018		0.10%	0.90%	11.12	27.75	877,527	13,802,971	-9.67%	-8.95%	2.72%
	2017		0.10%	0.90%	12.31	30.48	795,198	14,049,261	7.66%	8.53%	2.49%
	2016		0.10%	0.90%	12.61	28.09	596,911	10,556,651	15.43%	16.24%	2.11%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2020		0.10%	0.80%	22.05	77.46	207,730	9,584,259	54.29%	55.37%	0.00%
	2019		0.10%	0.80%	14.20	49.85	221,033	6,412,461	30.75%	31.67%	0.00%
	2018		0.10%	0.80%	10.80	37.86	223,032	5,349,867	-5.91%	-5.25%	0.00%
	2017		0.10%	0.80%	13.01	39.96	213,855	5,432,640	20.78%	21.62%	0.00%
	2016		0.10%	0.80%	16.10	32.86	216,679	4,757,994	3.57%	4.30%	0.00%
Invesco V.I. American Franchise Fund - Series I Shares
	2020		0.80%	0.80%	17.01	47.05	887,047	17,243,436	41.22%	41.22%	0.07%
	2019		0.80%	0.80%	12.05	33.31	976,564	13,447,539	35.67%	35.67%	0.00%
	2018		0.80%	0.80%	8.88	24.56	1,037,258	10,691,587	-4.39%	-4.39%	0.00%
	2017		0.80%	0.80%	9.29	25.68	1,108,562	12,067,739	26.33%	26.33%	0.08%
	2016		0.80%	0.80%	7.35	20.33	1,149,878	9,919,757	1.45%	1.45%	0.00%
Invesco V.I. Core Equity Fund - Series I Shares
	2020		0.80%	0.80%	17.76	33.67	753,038	15,088,321	12.94%	12.94%	1.36%
	2019		0.80%	0.80%	15.72	29.81	821,953	14,643,486	27.94%	27.94%	0.95%
	2018		0.80%	0.80%	12.29	23.30	875,852	12,207,325	-10.12%	-10.12%	0.89%
	2017		0.80%	0.80%	13.67	25.92	940,673	14,608,338	12.27%	12.27%	1.04%
	2016		0.80%	0.80%	12.18	23.09	964,146	13,383,357	9.39%	9.39%	0.70%
Invesco V.I. Core Plus Bond Fund - Series I Shares
	2020		0.80%	0.80%	19.42	19.42	34,829	676,512	8.85%	8.85%	1.93%
	2019		0.80%	0.80%	17.84	17.84	34,073	608,036	10.18%	10.18%	2.85%
	2018		0.80%	0.80%	16.20	16.20	31,773	514,601	-3.14%	-3.14%	3.68%
	2017		0.80%	0.80%	16.72	16.72	31,627	528,871	5.50%	5.50%	3.29%
	2016		0.80%	0.80%	15.85	15.85	36,258	574,732	5.81%	5.81%	3.81%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. International Growth Fund - Series I Shares
	2020		0.10%	0.90%	$13.93	$38.32	1,374,800	$21,416,217	12.97%	13.88%	2.36%
	2019		0.10%	0.90%	12.29	33.89	1,424,432	19,735,052	27.42%	28.44%	1.58%
	2018		0.10%	0.90%	9.62	26.57	1,489,018	16,212,844	-15.74%	-15.06%	2.09%
	2017		0.10%	0.90%	11.38	31.50	1,419,500	18,622,007	21.90%	22.88%	1.49%
	2016		0.10%	0.90%	9.31	25.82	1,308,595	14,517,294	-1.24%	-0.55%	1.39%
Janus Henderson Balanced Portfolio - Institutional Shares
	2020		0.80%	0.80%	36.52	41.67	319,398	11,962,337	13.40%	13.40%	1.84%
	2019		0.80%	0.80%	32.20	36.75	317,002	10,497,786	21.61%	21.61%	1.89%
	2018		0.80%	0.80%	26.48	30.22	348,005	9,469,106	-0.12%	-0.12%	2.15%
	2017		0.80%	0.80%	26.51	30.25	369,472	10,074,961	17.49%	17.49%	1.62%
	2016		0.80%	0.80%	22.57	25.75	428,628	10,130,931	3.77%	3.77%	2.03%
Janus Henderson Balanced Portfolio - Service Shares
	2020		0.60%	0.80%	37.92	40.09	100,571	3,940,160	13.12%	13.35%	1.51%
	2019		0.60%	0.80%	33.46	35.44	100,064	3,462,221	21.30%	21.54%	1.69%
	2018		0.60%	0.80%	27.53	29.22	96,078	2,745,641	-0.37%	-0.17%	1.78%
	2017		0.60%	0.80%	27.57	29.33	99,128	2,842,666	17.19%	17.43%	1.38%
	2016		0.60%	0.80%	23.48	25.03	103,205	2,525,046	3.49%	3.70%	1.79%
Janus Henderson Enterprise Portfolio - Service Shares
	2020		0.60%	0.80%	65.06	84.35	58,106	4,040,458	18.23%	18.47%	0.00%
	2019		0.60%	0.80%	55.03	71.34	68,296	4,052,308	34.08%	34.35%	0.05%
	2018		0.60%	0.80%	41.04	53.21	73,196	3,263,738	-1.46%	-1.26%	0.11%
	2017		0.60%	0.80%	41.65	53.99	78,147	3,526,126	26.07%	26.33%	0.14%
	2016		0.60%	0.80%	33.04	42.83	79,115	2,845,614	11.21%	11.43%	0.02%
Janus Henderson Global Research Portfolio - Institutional Shares
	2020		0.80%	0.80%	16.26	25.54	750,009	12,798,614	19.10%	19.10%	0.73%
	2019		0.80%	0.80%	13.65	21.44	800,946	11,596,750	28.02%	28.02%	1.01%
	2018		0.80%	0.80%	10.66	16.75	806,883	9,176,871	-7.61%	-7.61%	1.14%
	2017		0.80%	0.80%	11.54	18.13	817,656	10,164,903	26.02%	26.02%	0.82%
	2016		0.80%	0.80%	9.16	14.39	810,714	8,048,118	1.25%	1.25%	1.00%
Janus Henderson Global Research Portfolio - Service Shares
	2020		0.80%	0.80%	26.88	30.67	107,091	3,054,653	18.81%	18.81%	0.55%
	2019		0.80%	0.80%	22.63	25.81	106,178	2,549,323	27.69%	27.69%	0.89%
	2018		0.80%	0.80%	17.72	20.22	102,301	1,954,799	-7.82%	-7.82%	0.97%
	2017		0.80%	0.80%	19.22	21.93	114,753	2,379,062	25.67%	25.67%	0.69%
	2016		0.80%	0.80%	15.30	17.45	123,183	2,032,233	1.01%	1.01%	0.88%
Janus Henderson Global Technology and Innovation Portfolio - Service Shares
	2020		0.80%	0.80%	30.74	30.74	393,413	12,092,161	49.53%	49.53%	0.00%
	2019		0.80%	0.80%	20.56	20.56	429,217	8,822,818	43.67%	43.67%	0.00%
	2018		0.80%	0.80%	14.31	14.31	484,893	6,937,842	0.11%	0.11%	0.00%
	2017		0.80%	0.80%	14.29	14.29	554,158	7,920,542	43.76%	43.76%	0.00%
	2016		0.80%	0.80%	9.94	9.94	529,414	5,263,583	12.94%	12.94%	0.09%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1
	2020		0.10%	0.90%	14.41	15.11	716,482	10,678,777	14.65%	15.57%	1.87%
	2019		0.10%	0.90%	12.55	13.18	641,623	8,310,392	15.83%	16.76%	2.36%
	2018		0.10%	0.90%	10.83	11.38	448,566	4,961,606	-6.90%	-6.15%	0.00%
	2017		0.10%	0.90%	11.62	12.22	340,493	4,004,370	16.06%	16.99%	3.63%
	2016		0.10%	0.90%	10.03	10.03	65,562	658,169	5.50%	5.50%	4.47%
LVIP Baron Growth Opportunities Fund - Service Class
	2020		0.10%	0.90%	20.95	82.98	1,220,915	36,762,826	32.88%	33.95%	0.00%
	2019		0.10%	0.90%	15.65	61.95	1,201,017	27,883,210	35.16%	36.25%	0.00%
	2018		0.10%	0.90%	12.53	45.47	1,177,827	20,555,020	-4.79%	-4.03%	0.00%
	2017		0.10%	0.90%	13.16	47.38	1,060,823	20,716,653	26.10%	27.11%	0.00%
	2016		0.10%	0.90%	11.53	37.27	775,697	13,468,266	4.73%	5.46%	0.48%
LVIP Baron Growth Opportunities Fund - Standard Class
	2020		0.20%	0.80%	23.52	56.09	13,127	687,985	33.34%	34.15%	0.00%
	2019		0.20%	0.80%	17.53	41.98	12,724	525,452	35.64%	36.45%	0.00%
	2018		0.20%	0.80%	12.85	30.89	15,679	476,778	-4.46%	-3.89%	0.00%
	2017		0.20%	0.80%	31.46	32.27	15,766	501,003	26.54%	26.80%	0.00%
	2016		0.50%	0.80%	18.19	25.45	16,672	418,617	4.99%	5.30%	0.67%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2020		0.10%	0.80%	$12.45	$34.96	2,282,610	$35,582,620	0.31%	1.02%	2.26%
	2019		0.10%	0.80%	12.34	34.61	2,124,921	33,493,282	17.65%	18.47%	1.97%
	2018		0.10%	0.80%	12.27	29.21	2,034,991	27,008,239	-8.64%	-8.00%	2.22%
	2017		0.10%	0.80%	13.41	31.75	2,065,864	30,056,905	15.50%	16.31%	1.92%
	2016		0.10%	0.80%	11.58	27.30	2,038,267	25,628,035	11.07%	11.85%	1.94%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	4.19%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class
	2020		0.10%	0.90%	13.14	13.64	812,873	10,714,675	1.07%	1.88%	1.75%
	2019		0.10%	0.90%	13.00	13.39	626,904	8,174,280	17.00%	17.94%	2.13%
	2018		0.10%	0.90%	11.11	11.35	487,580	5,431,810	-3.88%	-3.10%	2.44%
	2017		0.10%	0.90%	11.56	11.72	277,070	3,210,338	13.33%	14.24%	1.95%
	2016	8/4/16	0.10%	0.90%	10.20	10.26	84,660	865,838	-0.84%	-0.10%	1.60%
LVIP BlackRock Global Real Estate Fund - Standard Class
	2020		0.10%	0.90%	11.31	38.38	1,210,724	15,755,611	-3.09%	-2.31%	5.85%
	2019		0.10%	0.90%	11.67	39.28	991,963	13,394,821	23.80%	24.79%	3.66%
	2018		0.10%	0.90%	9.43	31.48	911,720	10,083,245	-9.16%	-8.43%	3.71%
	2017		0.10%	0.90%	10.38	34.38	922,163	11,812,270	9.87%	10.75%	4.40%
	2016		0.10%	0.90%	9.72	31.04	874,911	10,153,977	0.38%	1.08%	4.54%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2020		0.10%	0.90%	11.06	13.11	1,607,896	18,644,846	4.33%	5.17%	0.17%
	2019		0.10%	0.90%	10.57	12.47	1,479,987	16,452,735	4.94%	5.79%	2.64%
	2018		0.10%	0.90%	10.04	11.78	1,064,594	11,343,030	-0.62%	0.18%	5.67%
	2017		0.10%	0.90%	10.07	11.76	730,106	7,931,987	1.27%	2.08%	1.73%
	2016		0.10%	0.90%	9.92	11.52	644,384	6,883,507	2.74%	3.47%	1.33%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
	2020		0.10%	0.90%	13.72	14.24	310,686	4,280,616	2.42%	3.24%	1.64%
	2019		0.10%	0.90%	13.40	13.80	222,958	2,999,302	17.83%	18.78%	2.09%
	2018		0.10%	0.90%	11.37	11.62	146,069	1,667,580	-3.61%	-2.84%	1.84%
	2017		0.10%	0.90%	11.80	11.86	103,292	1,222,691	12.47%	12.81%	1.66%
	2016	7/13/16	0.60%	0.90%	10.49	10.51	79,154	831,584	1.19%	2.13%	1.15%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Standard Class
	2016	2/29/16	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.79%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2020		0.10%	0.80%	16.67	44.40	298,057	6,105,082	22.83%	23.69%	0.35%
	2019		0.10%	0.80%	13.62	35.89	351,727	5,939,108	18.98%	19.81%	0.71%
	2018		0.10%	0.80%	11.45	29.96	332,295	4,714,931	-5.08%	-4.41%	0.68%
	2017		0.10%	0.80%	12.06	31.34	353,646	5,248,801	25.13%	26.01%	0.66%
	2016		0.10%	0.80%	9.64	24.87	334,257	4,234,590	-2.10%	-1.41%	0.43%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2020		0.10%	0.80%	18.66	48.26	323,169	6,762,091	26.69%	27.58%	0.00%
	2019		0.10%	0.80%	14.70	37.82	335,882	5,532,947	23.92%	24.79%	0.00%
	2018		0.10%	0.80%	11.84	30.31	349,111	4,632,033	-0.44%	0.26%	0.00%
	2017		0.10%	0.80%	11.87	30.23	374,457	5,005,046	24.56%	25.44%	0.00%
	2016		0.10%	0.80%	9.51	24.10	399,018	4,308,340	1.44%	2.16%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.10%
	2018		0.10%	0.60%	10.63	10.83	8,298	88,661	-6.11%	-5.63%	1.05%
	2017		0.10%	0.60%	11.32	11.47	8,174	92,861	17.33%	17.92%	1.09%
	2016		0.10%	0.60%	9.73	9.73	7,767	75,075	3.68%	3.68%	1.45%
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class
	2020		0.10%	0.60%	14.19	14.59	9,983	142,839	14.17%	14.75%	0.99%
	2019	5/24/19	0.10%	0.60%	12.42	12.71	9,370	117,291	12.13%	12.47%	1.55%
LVIP Delaware Bond Fund - Standard Class
	2020		0.10%	0.90%	11.85	27.22	6,994,116	114,805,294	8.88%	9.76%	2.49%
	2019		0.10%	0.90%	10.88	24.98	6,196,167	96,009,261	8.23%	9.10%	3.29%
	2018		0.10%	0.90%	10.06	23.06	5,343,488	78,693,754	-1.72%	-0.93%	3.37%
	2017		0.10%	0.90%	10.23	23.44	4,160,243	67,920,966	3.44%	4.27%	3.02%
	2016		0.10%	0.90%	10.79	22.63	3,581,182	59,390,926	1.90%	2.62%	2.65%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2020		0.10%	0.90%	$10.64	$11.73	1,296,282	$14,029,129	0.45%	1.26%	1.58%
	2019		0.10%	0.90%	10.59	11.58	1,422,818	15,307,103	3.67%	4.50%	2.49%
	2018		0.10%	0.90%	10.22	11.08	1,640,819	16,963,433	-0.63%	0.17%	4.22%
	2017		0.10%	0.90%	10.27	11.06	872,730	9,110,737	1.62%	2.44%	1.09%
	2016		0.10%	0.90%	10.07	10.80	908,168	9,307,860	1.43%	2.15%	0.00%
LVIP Delaware Mid Cap Value Fund - Standard Class
	2020		0.10%	0.90%	12.43	51.24	725,365	13,962,979	-0.39%	0.41%	2.65%
	2019		0.10%	0.90%	12.39	51.03	682,454	12,602,056	29.26%	30.30%	1.30%
	2018		0.10%	0.90%	11.39	39.17	656,776	9,637,913	-15.52%	-14.84%	1.39%
	2017		0.10%	0.90%	13.49	45.99	567,364	9,752,722	16.70%	17.63%	1.50%
	2016		0.10%	0.90%	14.15	39.10	392,507	6,055,598	19.45%	20.28%	1.73%
LVIP Delaware Social Awareness Fund - Standard Class
	2020		0.10%	0.90%	18.73	58.75	280,350	6,947,190	18.61%	19.57%	1.40%
	2019		0.10%	0.90%	15.79	49.14	271,053	5,547,413	30.79%	31.84%	2.13%
	2018		0.10%	0.90%	12.30	37.27	267,986	4,233,135	-5.32%	-4.66%	1.38%
	2017		0.10%	0.80%	12.92	39.09	259,953	4,371,686	19.24%	20.08%	1.34%
	2016		0.10%	0.80%	13.10	32.55	257,687	3,662,783	5.79%	6.54%	1.42%
LVIP Delaware Wealth Builder Fund - Standard Class
	2020		0.20%	0.80%	12.54	27.55	194,268	4,017,849	4.77%	5.40%	2.15%
	2019		0.20%	0.80%	11.89	26.29	179,591	3,615,923	14.98%	15.67%	2.93%
	2018		0.20%	0.80%	10.28	22.87	176,695	3,114,953	-5.97%	-5.41%	3.08%
	2017		0.20%	0.80%	11.84	24.32	163,561	3,283,857	11.39%	12.06%	2.30%
	2016		0.20%	0.80%	13.65	21.83	171,688	3,125,583	4.78%	5.09%	1.60%
LVIP Dimensional International Core Equity Fund - Standard Class
	2020		0.10%	0.90%	12.16	14.25	973,863	12,680,635	5.91%	6.76%	1.94%
	2019		0.10%	0.90%	11.47	13.36	811,841	9,929,468	19.76%	20.72%	2.59%
	2018		0.10%	0.90%	9.57	10.88	603,612	6,099,126	-18.29%	-17.64%	2.16%
	2017		0.10%	0.90%	11.76	11.92	367,628	4,393,018	26.60%	27.24%	1.55%
	2016		0.10%	0.60%	9.29	9.37	597,525	5,562,036	3.88%	4.40%	3.60%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2020		0.10%	0.80%	10.68	12.03	481,400	5,261,544	-7.17%	-6.51%	1.93%
	2019		0.10%	0.80%	11.48	12.88	367,696	4,334,097	15.88%	16.70%	2.47%
	2018		0.10%	0.80%	9.89	11.05	413,552	4,191,662	-16.75%	-16.17%	1.92%
	2017		0.10%	0.80%	11.86	13.19	388,669	4,728,806	25.16%	26.04%	2.29%
	2016		0.10%	0.80%	9.45	10.35	403,981	3,907,027	1.16%	1.87%	2.33%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2020		0.10%	0.90%	16.19	55.56	634,581	13,461,546	15.36%	16.28%	1.70%
	2019		0.10%	0.90%	13.94	47.78	533,468	9,887,282	28.94%	29.98%	2.07%
	2018		0.10%	0.90%	12.36	36.76	450,919	6,436,593	-8.12%	-7.39%	1.78%
	2017		0.10%	0.90%	13.52	39.69	271,785	4,503,142	19.91%	20.76%	1.79%
	2016		0.10%	0.80%	16.36	32.87	156,098	2,380,091	13.50%	14.30%	2.37%
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
	2020		0.10%	0.90%	16.83	18.12	553,170	9,512,805	14.31%	15.23%	1.45%
	2019		0.10%	0.90%	14.68	15.74	508,414	7,617,574	27.67%	28.69%	1.36%
	2018		0.10%	0.90%	11.46	12.02	413,892	4,819,455	-10.45%	-9.73%	1.16%
	2017		0.10%	0.90%	12.76	12.93	356,411	4,594,619	17.60%	18.19%	1.17%
	2016		0.10%	0.60%	10.85	10.94	386,030	4,209,227	16.06%	16.64%	1.70%
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2020		0.10%	0.80%	14.48	23.16	495,795	8,936,982	14.38%	15.18%	1.15%
	2019		0.10%	0.80%	12.58	20.11	502,680	7,932,423	18.62%	19.46%	1.20%
	2018		0.10%	0.80%	12.08	16.83	497,151	6,656,991	-8.52%	-7.88%	0.98%
	2017		0.10%	0.80%	13.12	18.28	520,975	7,670,207	18.22%	19.05%	1.20%
	2016		0.10%	0.80%	11.47	15.35	500,673	6,202,577	10.25%	11.02%	1.25%
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class
	2020		0.10%	0.90%	11.09	13.08	3,903,237	46,457,276	4.73%	5.58%	1.61%
	2019		0.10%	0.90%	10.59	12.39	3,355,854	38,219,880	6.51%	7.37%	2.72%
	2018		0.10%	0.90%	9.94	11.54	2,783,796	29,949,183	-1.04%	-0.25%	2.41%
	2017		0.10%	0.90%	10.04	11.57	2,313,840	25,255,277	2.02%	2.84%	2.09%
	2016		0.10%	0.90%	10.48	11.25	1,868,836	19,902,488	1.30%	2.01%	2.02%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2020		0.10%	0.80%	$13.29	$29.82	462,484	$6,355,013	11.77%	12.55%	1.17%
	2019		0.10%	0.80%	11.85	26.50	438,983	5,407,170	11.90%	12.68%	1.95%
	2018		0.10%	0.80%	10.53	23.51	405,593	4,463,267	-9.87%	-9.23%	1.44%
	2017		0.10%	0.80%	11.72	25.91	395,019	4,826,325	20.44%	21.28%	1.40%
	2016		0.10%	0.80%	9.71	21.36	413,441	4,179,669	1.60%	2.32%	1.58%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2020		0.10%	0.90%	12.93	25.64	700,281	11,858,579	6.12%	6.97%	2.29%
	2019		0.10%	0.90%	12.19	23.97	685,195	10,970,579	13.98%	14.90%	2.71%
	2018		0.10%	0.90%	10.69	20.86	555,337	8,312,194	-5.31%	-4.55%	2.59%
	2017		0.10%	0.90%	11.29	21.86	558,411	8,845,654	9.51%	10.38%	2.28%
	2016		0.10%	0.90%	11.17	19.80	551,498	8,164,651	4.18%	4.92%	2.21%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2020		0.10%	0.90%	12.77	28.27	3,827,663	61,679,363	4.91%	5.75%	2.26%
	2019		0.10%	0.90%	12.08	26.73	3,763,701	58,649,350	14.82%	15.74%	2.40%
	2018		0.10%	0.90%	10.45	23.10	3,524,681	48,622,603	-7.17%	-6.42%	2.43%
	2017		0.10%	0.90%	11.90	24.68	3,293,217	48,368,876	14.60%	15.52%	2.45%
	2016		0.10%	0.90%	10.85	21.37	3,069,934	39,993,893	3.91%	4.64%	1.83%
LVIP Global Income Fund - Standard Class
	2020		0.10%	0.90%	11.51	15.15	485,340	6,222,649	5.83%	6.68%	1.70%
	2019		0.10%	0.90%	10.88	14.20	549,921	6,759,752	5.78%	6.63%	2.69%
	2018		0.10%	0.90%	10.28	13.32	487,920	5,718,099	0.99%	1.80%	4.45%
	2017		0.10%	0.90%	10.31	13.08	369,415	4,323,368	4.21%	4.94%	0.00%
	2016		0.10%	0.80%	9.87	12.47	326,337	3,660,669	-0.29%	0.41%	0.00%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2020		0.10%	0.90%	12.72	26.88	2,911,883	48,960,707	5.15%	5.99%	2.08%
	2019		0.10%	0.90%	12.02	25.36	3,076,638	49,103,988	13.99%	14.90%	2.41%
	2018		0.10%	0.90%	10.47	22.07	3,001,861	42,993,903	-6.28%	-5.53%	2.41%
	2017		0.10%	0.90%	11.73	23.37	3,079,718	47,585,553	13.29%	14.20%	2.32%
	2016		0.10%	0.90%	10.90	20.46	2,944,651	41,478,491	3.51%	4.24%	1.75%
LVIP Government Money Market Fund - Standard Class
	2020		0.10%	0.90%	9.95	12.32	4,853,540	50,822,461	-0.62%	0.18%	0.31%
	2019		0.10%	0.90%	9.98	12.39	8,150,209	83,832,974	0.88%	1.69%	1.76%
	2018		0.10%	0.90%	9.87	12.27	7,329,454	75,049,476	0.49%	1.29%	1.42%
	2017		0.10%	0.90%	9.79	12.19	6,708,420	68,314,036	-0.49%	0.31%	0.40%
	2016		0.10%	0.90%	9.81	12.24	7,091,327	72,501,029	-0.77%	-0.07%	0.03%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class
	2018		0.10%	0.80%	10.73	11.09	38,822	418,907	-9.53%	-8.89%	1.86%
	2017		0.10%	0.80%	11.86	12.17	39,109	465,774	10.25%	10.99%	1.46%
	2016		0.10%	0.80%	10.81	10.96	35,195	379,591	10.48%	11.07%	1.21%
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class
	2020		0.10%	0.80%	13.85	14.52	43,752	611,017	6.46%	7.21%	1.81%
	2019	5/24/19	0.10%	0.80%	13.01	13.54	38,388	503,051	10.59%	11.05%	1.64%
LVIP JPMorgan High Yield Fund - Standard Class
	2020		0.10%	0.90%	12.01	18.84	1,838,046	26,538,680	4.61%	5.45%	5.22%
	2019		0.10%	0.90%	12.24	17.87	1,621,664	22,632,136	11.97%	12.86%	6.29%
	2018		0.10%	0.90%	10.93	15.83	1,349,144	16,945,266	-3.72%	-2.95%	6.13%
	2017		0.10%	0.90%	11.35	16.31	1,076,188	14,395,716	5.81%	6.66%	6.54%
	2016		0.10%	0.90%	11.33	15.29	830,302	10,626,159	12.36%	13.15%	5.75%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2020		0.10%	0.80%	11.47	36.22	673,925	9,863,495	1.13%	1.84%	1.28%
	2019		0.10%	0.80%	11.28	35.56	579,156	8,473,184	15.24%	16.05%	1.29%
	2018		0.10%	0.80%	9.73	30.65	541,651	6,857,074	-12.50%	-11.89%	1.29%
	2017		0.10%	0.80%	13.01	34.78	685,008	9,810,393	13.77%	14.57%	1.27%
	2016		0.10%	0.80%	11.41	30.36	555,288	7,115,920	9.13%	9.90%	0.73%
LVIP MFS International Growth Fund - Standard Class
	2020		0.10%	0.90%	16.77	37.72	2,740,393	49,892,279	13.51%	14.42%	1.07%
	2019		0.10%	0.90%	14.72	32.97	2,236,875	35,799,263	26.42%	27.44%	1.81%
	2018		0.10%	0.90%	11.56	25.87	1,544,179	19,438,406	-9.06%	-8.33%	1.45%
	2017		0.10%	0.90%	12.81	28.22	1,175,696	16,322,042	30.68%	31.73%	1.22%
	2016		0.10%	0.90%	9.79	21.42	939,685	9,991,111	0.85%	1.56%	1.63%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP MFS Value Fund - Standard Class
	2020		0.10%	0.90%	$13.67	$46.30	3,653,347	$69,013,034	2.73%	3.55%	1.82%
	2019		0.10%	0.90%	13.21	44.71	3,003,641	57,362,417	28.68%	29.71%	1.76%
	2018		0.10%	0.90%	11.32	34.47	2,873,721	42,803,541	-10.80%	-10.08%	1.85%
	2017		0.10%	0.90%	12.69	38.34	2,184,740	38,881,472	16.58%	17.51%	1.86%
	2016		0.10%	0.90%	13.52	32.62	1,985,804	30,683,259	13.15%	13.95%	2.14%
LVIP Mondrian International Value Fund - Standard Class
	2020		0.10%	0.90%	11.08	26.68	1,206,931	18,980,192	-5.82%	-5.06%	2.41%
	2019		0.10%	0.90%	11.73	28.30	1,162,178	19,459,206	17.19%	18.13%	3.90%
	2018		0.10%	0.90%	9.98	24.13	1,102,423	16,077,312	-12.27%	-11.56%	3.11%
	2017		0.10%	0.90%	11.34	27.47	1,056,554	17,202,647	20.25%	21.22%	3.36%
	2016		0.10%	0.90%	9.40	22.82	990,568	14,062,173	3.18%	3.91%	2.94%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	2020		0.10%	0.80%	14.23	14.90	35,549	509,331	14.55%	15.35%	2.28%
	2019		0.10%	0.80%	12.42	12.92	40,775	509,894	18.82%	19.65%	0.80%
	2018		0.10%	0.80%	10.45	10.80	37,300	392,051	-8.95%	-8.31%	0.65%
	2017		0.10%	0.80%	11.48	11.78	52,853	609,999	19.65%	20.49%	1.86%
	2016		0.10%	0.80%	9.59	9.77	43,278	416,764	5.06%	5.79%	1.68%
LVIP SSGA Bond Index Fund - Standard Class
	2020		0.10%	0.90%	11.32	15.54	2,992,787	36,545,246	6.52%	7.38%	2.27%
	2019		0.10%	0.90%	10.63	14.47	2,618,628	30,101,044	7.27%	8.13%	3.06%
	2018		0.10%	0.90%	9.91	13.38	1,992,559	21,601,152	-1.22%	-0.42%	3.12%
	2017		0.10%	0.90%	10.03	13.44	1,580,061	17,586,918	2.26%	3.08%	2.73%
	2016		0.10%	0.90%	10.63	13.04	1,129,679	12,441,584	1.46%	2.17%	2.40%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2020		0.10%	0.90%	13.44	18.73	786,891	11,923,448	11.18%	12.07%	2.19%
	2019		0.10%	0.90%	12.09	16.71	869,968	11,765,338	13.80%	14.72%	2.47%
	2018		0.10%	0.90%	10.62	14.57	825,998	9,819,057	-5.20%	-4.44%	2.49%
	2017		0.10%	0.90%	11.21	15.25	621,648	8,127,791	9.72%	10.61%	2.36%
	2016		0.10%	0.90%	11.04	13.78	494,982	5,898,075	4.17%	4.90%	2.20%
LVIP SSGA Conservative Structured Allocation Fund - Standard Class
	2020		0.10%	0.90%	13.00	17.97	229,763	3,501,036	8.70%	9.57%	2.25%
	2019		0.10%	0.90%	11.96	16.40	212,986	3,023,989	12.62%	13.53%	2.85%
	2018		0.10%	0.90%	10.62	14.45	208,417	2,615,663	-5.86%	-5.10%	2.94%
	2017		0.10%	0.90%	12.24	15.22	208,405	2,768,011	9.04%	9.61%	3.47%
	2016		0.10%	0.60%	11.22	13.89	203,110	2,486,958	6.20%	6.73%	2.08%
LVIP SSGA Developed International 150 Fund - Standard Class
	2020		0.10%	0.90%	10.96	29.17	4,146,591	52,848,880	-4.96%	-4.20%	3.01%
	2019		0.10%	0.90%	11.45	30.45	3,129,943	42,140,231	14.39%	15.31%	4.80%
	2018		0.10%	0.90%	10.51	26.41	2,292,860	26,989,585	-15.99%	-15.32%	4.13%
	2017		0.10%	0.90%	12.50	31.19	1,126,629	15,986,103	22.47%	23.45%	4.69%
	2016		0.10%	0.90%	10.20	25.26	870,605	10,120,346	8.85%	9.62%	4.27%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2020		0.10%	0.90%	10.72	29.64	2,932,567	38,101,542	1.73%	2.55%	3.83%
	2019		0.10%	0.90%	10.47	28.90	2,495,676	31,767,040	6.65%	7.50%	4.20%
	2018		0.10%	0.90%	10.56	26.88	2,040,714	24,210,529	-13.10%	-12.40%	5.35%
	2017		0.10%	0.90%	12.11	30.69	1,168,668	15,788,484	22.72%	23.71%	2.91%
	2016		0.10%	0.90%	9.84	24.81	1,092,937	11,976,982	14.52%	15.32%	3.00%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2020		0.10%	0.80%	12.57	27.32	536,704	7,977,189	6.17%	6.91%	1.93%
	2019		0.10%	0.80%	11.77	25.55	538,206	7,540,096	14.83%	15.64%	2.60%
	2018		0.10%	0.80%	10.71	22.09	557,367	6,746,494	-8.91%	-8.27%	2.90%
	2017		0.10%	0.80%	11.73	24.09	550,367	7,334,111	13.90%	14.70%	3.96%
	2016		0.10%	0.80%	10.28	21.00	612,901	7,127,985	4.75%	5.52%	1.84%
LVIP SSGA International Index Fund - Standard Class
	2020		0.10%	0.90%	11.95	28.63	6,415,834	90,137,051	6.88%	7.74%	2.71%
	2019		0.10%	0.90%	11.17	26.57	5,395,689	70,774,813	20.49%	21.46%	2.92%
	2018		0.10%	0.90%	9.26	21.88	4,421,246	47,654,739	-14.48%	-13.79%	2.94%
	2017		0.10%	0.90%	10.82	25.37	3,352,845	41,786,889	23.57%	24.57%	2.77%
	2016		0.10%	0.90%	8.75	20.37	2,971,157	29,892,602	0.19%	0.89%	3.42%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA International Managed Volatility Fund - Standard Class
	2020		0.10%	0.80%	$9.79	$11.05	781,542	$8,497,397	-1.76%	-1.07%	2.13%
	2019		0.10%	0.80%	9.96	11.23	689,877	7,600,149	17.84%	18.67%	2.43%
	2018		0.10%	0.80%	8.45	9.51	698,076	6,484,874	-12.90%	-12.29%	2.19%
	2017		0.10%	0.80%	9.71	10.89	784,255	8,382,122	23.28%	24.14%	2.26%
	2016	12/9/16	0.10%	0.80%	7.87	8.82	804,059	6,938,500	-0.42%	-0.38%	1.01%
LVIP SSGA Large Cap 100 Fund - Standard Class
	2020		0.10%	0.90%	13.12	59.06	1,515,868	29,941,421	2.06%	2.88%	2.87%
	2019		0.10%	0.90%	12.76	57.41	1,382,681	27,063,435	26.15%	27.17%	2.80%
	2018		0.10%	0.90%	12.34	45.14	1,225,274	19,245,194	-11.90%	-11.20%	2.17%
	2017		0.10%	0.90%	14.00	50.83	1,176,394	21,295,795	17.70%	18.64%	3.22%
	2016		0.10%	0.90%	14.56	42.85	760,433	11,926,391	20.56%	21.41%	2.87%
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2020		0.10%	0.90%	13.93	21.59	5,067,430	79,551,600	12.81%	13.72%	2.15%
	2019		0.10%	0.90%	12.26	18.98	4,780,335	66,325,133	17.18%	18.12%	2.51%
	2018		0.10%	0.90%	11.01	16.07	4,119,710	49,089,404	-7.11%	-6.37%	2.52%
	2017		0.10%	0.90%	11.86	17.16	2,953,312	38,542,125	13.53%	14.44%	2.57%
	2016		0.10%	0.90%	11.33	15.00	1,876,495	22,131,975	6.01%	6.54%	2.29%
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	2020		0.10%	0.90%	13.86	20.34	2,503,878	38,911,386	8.87%	9.75%	2.61%
	2019		0.10%	0.90%	12.73	18.53	2,318,456	34,181,910	15.53%	16.45%	2.98%
	2018		0.10%	0.90%	11.02	15.91	2,162,579	27,567,271	-7.96%	-7.22%	3.19%
	2017		0.10%	0.90%	11.97	17.15	1,915,073	26,763,036	12.13%	13.03%	4.43%
	2016		0.10%	0.90%	11.60	15.17	1,602,468	19,975,569	8.40%	9.16%	2.48%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	2020		0.10%	0.90%	15.08	22.65	4,444,072	74,593,472	13.26%	14.16%	2.54%
	2019		0.10%	0.90%	13.32	19.84	4,311,426	63,926,374	18.65%	19.61%	2.45%
	2018		0.10%	0.90%	11.22	16.59	3,690,881	46,836,313	-8.25%	-7.52%	2.28%
	2017		0.10%	0.90%	12.23	17.93	3,100,400	42,479,784	15.92%	16.85%	2.39%
	2016		0.10%	0.90%	11.40	15.35	2,571,724	30,901,566	6.72%	7.26%	2.22%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	2020		0.10%	0.90%	12.95	21.32	2,217,935	35,541,047	8.30%	9.17%	3.41%
	2019		0.10%	0.90%	13.06	19.53	1,609,280	24,919,064	16.38%	17.31%	3.34%
	2018		0.10%	0.90%	11.22	16.64	1,279,285	17,177,284	-9.02%	-8.29%	3.43%
	2017		0.10%	0.90%	12.33	18.15	1,055,052	15,799,634	13.87%	14.78%	4.35%
	2016		0.10%	0.90%	11.72	15.81	967,061	12,769,234	9.82%	10.37%	2.59%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2020		0.10%	0.90%	17.09	61.80	31,940,602	694,157,703	16.97%	17.91%	1.75%
	2019		0.10%	0.90%	14.51	52.41	27,346,624	518,276,137	30.02%	31.07%	1.90%
	2018		0.10%	0.90%	11.08	39.99	20,983,632	317,335,827	-5.50%	-4.74%	2.00%
	2017		0.10%	0.90%	13.20	41.98	16,022,769	268,261,643	20.49%	21.45%	2.03%
	2016		0.10%	0.90%	13.85	34.57	13,155,701	189,593,553	10.87%	11.64%	2.30%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2020		0.10%	0.90%	14.58	54.99	4,431,947	84,993,539	18.13%	19.08%	1.13%
	2019		0.10%	0.90%	12.26	46.18	4,053,741	66,531,282	23.91%	24.91%	1.09%
	2018		0.10%	0.90%	9.82	36.97	3,190,427	42,891,929	-12.16%	-11.46%	1.11%
	2017		0.10%	0.90%	13.75	41.75	2,338,841	37,074,535	13.19%	14.09%	1.07%
	2016		0.10%	0.90%	13.07	36.59	1,850,776	26,191,763	19.72%	20.56%	1.66%
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	2020		0.10%	0.90%	11.45	56.24	3,515,357	53,775,478	5.03%	5.88%	3.03%
	2019		0.10%	0.90%	10.83	53.12	2,925,202	42,566,543	18.75%	19.71%	2.33%
	2018		0.10%	0.90%	11.09	44.37	2,135,654	26,698,615	-14.23%	-13.55%	3.48%
	2017		0.10%	0.90%	12.93	51.32	1,098,438	17,595,265	5.38%	6.22%	2.37%
	2016		0.10%	0.90%	13.64	48.32	988,473	15,347,833	29.05%	29.96%	2.76%
LVIP T. Rowe Price 2010 Fund - Standard Class
	2020		0.20%	0.80%	13.28	18.06	27,848	389,935	11.62%	12.07%	2.43%
	2019		0.20%	0.60%	11.85	16.18	23,733	285,171	15.04%	15.50%	3.07%
	2018		0.20%	0.60%	14.06	14.06	23,344	243,189	-4.79%	-4.79%	2.17%
	2017		0.60%	0.80%	14.77	14.77	17,549	259,056	8.98%	8.98%	1.96%
	2016		0.60%	0.60%	13.55	13.55	17,019	230,643	3.81%	3.81%	1.53%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP T. Rowe Price 2020 Fund - Standard Class
	2020		0.20%	0.80%	$13.78	$18.09	113,247	$1,982,111	12.36%	13.04%	2.51%
	2019		0.20%	0.80%	12.93	16.06	110,021	1,712,006	17.98%	18.68%	3.04%
	2018		0.20%	0.80%	10.90	13.59	102,972	1,389,233	-6.33%	-5.78%	1.92%
	2017		0.20%	0.80%	14.17	14.48	103,313	1,485,882	11.13%	11.36%	2.35%
	2016		0.50%	0.80%	12.75	13.13	74,032	955,510	3.62%	3.92%	1.82%
LVIP T. Rowe Price 2030 Fund - Standard Class
	2020		0.60%	0.80%	17.80	18.29	71,478	1,275,308	14.33%	14.56%	2.47%
	2019		0.60%	0.80%	15.56	15.96	45,975	719,717	21.18%	21.42%	1.43%
	2018		0.20%	0.80%	10.79	13.15	128,472	1,490,986	-8.32%	-7.77%	1.72%
	2017		0.20%	0.80%	11.70	14.31	135,473	1,718,964	12.56%	13.24%	2.00%
	2016		0.20%	0.80%	12.45	12.69	139,438	1,570,785	2.89%	3.10%	1.88%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2020		0.20%	0.80%	14.62	17.74	82,601	1,416,362	15.69%	16.39%	1.95%
	2019		0.20%	0.80%	12.56	15.30	114,091	1,693,775	23.45%	24.19%	2.18%
	2018		0.20%	0.80%	12.09	12.37	124,966	1,503,223	-9.45%	-9.27%	1.56%
	2017		0.60%	0.80%	13.35	13.63	131,232	1,754,826	13.72%	13.94%	2.04%
	2016		0.60%	0.80%	11.74	11.97	131,728	1,548,722	2.98%	3.19%	1.81%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2020		0.10%	0.90%	21.73	82.52	2,002,216	62,302,865	35.25%	36.33%	0.00%
	2019		0.10%	0.90%	15.96	60.53	1,893,893	44,852,250	29.89%	30.93%	0.08%
	2018		0.10%	0.90%	13.92	46.23	1,808,375	33,334,483	-2.01%	-1.22%	0.19%
	2017		0.10%	0.90%	14.21	46.80	1,383,142	27,519,836	32.50%	33.56%	0.24%
	2016		0.10%	0.90%	14.04	35.04	1,402,765	21,261,005	0.59%	1.29%	0.11%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2020		0.10%	0.90%	20.49	84.47	1,628,581	49,148,748	30.51%	31.56%	0.00%
	2019		0.10%	0.90%	15.59	64.21	1,140,255	28,856,505	36.17%	37.26%	0.19%
	2018		0.10%	0.90%	12.79	46.78	897,330	16,985,324	-3.94%	-3.17%	0.41%
	2017		0.10%	0.90%	13.32	48.31	679,242	14,939,692	23.63%	24.62%	0.23%
	2016		0.10%	0.90%	13.27	38.77	500,705	9,400,474	6.70%	7.45%	0.31%
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	2020		0.10%	0.90%	13.55	14.00	240,989	3,317,416	7.53%	8.39%	1.81%
	2019		0.10%	0.90%	12.57	13.02	241,445	3,085,596	16.13%	17.06%	1.80%
	2018		0.10%	0.90%	10.79	11.21	195,592	2,137,219	-5.47%	-5.19%	1.95%
	2017		0.60%	0.90%	11.38	11.86	174,869	2,010,846	14.19%	14.53%	1.72%
	2016		0.60%	0.90%	9.94	9.94	166,539	1,670,010	3.46%	3.46%	2.48%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2020		0.10%	0.90%	17.00	31.51	7,740,372	159,210,159	18.75%	19.70%	1.53%
	2019		0.10%	0.90%	14.22	26.32	6,845,544	119,876,821	29.12%	30.16%	1.87%
	2018		0.10%	0.90%	12.31	20.22	4,971,265	68,762,212	-5.78%	-5.02%	1.77%
	2017		0.10%	0.90%	13.07	21.29	3,020,279	46,598,427	19.09%	20.05%	1.78%
	2016		0.10%	0.90%	13.46	17.74	1,972,475	27,304,212	11.25%	12.03%	1.86%
LVIP Vanguard International Equity ETF Fund - Standard Class
	2020		0.10%	0.90%	13.86	16.29	4,540,500	67,816,354	9.90%	10.78%	2.42%
	2019		0.10%	0.90%	12.53	14.71	3,904,646	53,007,151	21.10%	22.08%	3.32%
	2018		0.10%	0.90%	11.01	12.05	3,278,759	36,668,186	-15.47%	-14.79%	2.50%
	2017		0.10%	0.90%	12.98	14.14	2,465,589	32,429,006	27.16%	28.18%	2.27%
	2016		0.10%	0.90%	10.18	11.03	2,013,569	20,697,112	2.89%	3.61%	2.61%
LVIP Wellington Capital Growth Fund - Standard Class
	2020		0.10%	0.90%	25.68	89.27	711,137	28,116,473	41.75%	42.89%	0.00%
	2019		0.10%	0.90%	17.99	62.48	475,594	14,432,276	40.12%	41.24%	0.00%
	2018		0.10%	0.90%	13.67	44.23	399,919	8,800,228	0.44%	1.25%	0.00%
	2017		0.10%	0.90%	13.61	43.69	278,213	6,705,585	34.65%	35.73%	0.00%
	2016		0.10%	0.90%	13.60	32.19	167,897	3,495,298	-0.70%	0.00%	0.00%
LVIP Wellington Mid-Cap Value Fund - Standard Class
	2020		0.10%	0.90%	12.26	50.01	745,571	12,990,443	0.86%	1.67%	0.96%
	2019		0.10%	0.90%	12.07	49.18	632,147	11,287,618	29.42%	30.46%	1.08%
	2018		0.10%	0.90%	10.78	37.70	567,828	7,869,990	-15.30%	-14.62%	0.72%
	2017		0.10%	0.90%	12.72	44.15	475,440	7,885,501	12.42%	13.32%	0.45%
	2016		0.10%	0.90%	13.03	38.97	351,137	5,457,534	12.17%	12.95%	0.51%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
M Capital Appreciation Fund
	2020		0.20%	0.80%	$18.69	$65.75	31,349	$1,588,347	16.79%	17.49%	0.00%
	2019		0.20%	0.80%	15.91	56.30	28,831	1,243,405	27.83%	28.59%	0.32%
	2018		0.20%	0.80%	12.37	44.05	30,986	1,040,358	-14.83%	-14.32%	0.28%
	2017		0.20%	0.80%	23.80	51.72	36,817	1,471,050	18.07%	18.31%	0.00%
	2016		0.50%	0.80%	20.12	43.80	41,337	1,470,085	20.10%	20.46%	0.00%
M International Equity Fund
	2020		0.20%	0.80%	12.87	25.97	77,865	1,432,371	8.03%	8.68%	1.76%
	2019		0.20%	0.80%	11.84	24.04	75,602	1,283,157	19.37%	20.08%	2.92%
	2018		0.20%	0.80%	9.86	20.14	69,494	986,349	-21.20%	-20.73%	0.89%
	2017		0.20%	0.80%	9.82	25.56	116,670	2,375,700	23.06%	23.31%	1.90%
	2016		0.50%	0.80%	7.97	20.77	104,828	1,686,153	-0.85%	-0.55%	1.03%
M Large Cap Growth Fund
	2020		0.20%	0.60%	23.72	58.47	14,721	781,653	28.12%	28.64%	0.00%
	2019		0.20%	0.60%	18.44	45.64	19,886	835,780	35.28%	35.82%	0.00%
	2018		0.20%	0.60%	13.57	33.74	23,210	724,190	-5.52%	-5.14%	0.00%
	2017		0.20%	0.80%	23.64	42.06	47,126	1,567,732	37.87%	38.14%	0.00%
	2016		0.50%	0.80%	17.11	30.51	52,226	1,303,358	-3.10%	-2.81%	0.00%
M Large Cap Value Fund
	2020		0.20%	0.60%	13.50	26.15	19,066	449,109	-3.74%	-3.36%	1.92%
	2019		0.20%	0.60%	13.97	27.17	22,246	559,517	20.79%	21.27%	1.74%
	2018		0.20%	0.60%	11.52	22.49	24,298	508,774	-12.59%	-12.24%	1.48%
	2017		0.20%	0.60%	25.73	25.73	23,482	561,465	14.31%	14.31%	1.47%
	2016		0.50%	0.60%	17.52	22.51	32,835	728,054	8.98%	9.09%	1.58%
MFS® VIT Growth Series - Initial Class
	2020		0.10%	0.90%	22.76	82.47	1,345,916	46,384,551	30.68%	31.72%	0.00%
	2019		0.10%	0.90%	18.69	62.61	1,327,560	35,880,929	36.91%	38.01%	0.00%
	2018		0.10%	0.90%	13.65	45.36	1,331,250	26,284,159	1.75%	2.57%	0.09%
	2017		0.10%	0.90%	13.42	44.23	1,029,713	21,799,549	30.23%	31.27%	0.11%
	2016		0.10%	0.90%	12.49	33.69	966,520	15,992,319	1.63%	2.34%	0.04%
MFS® VIT Total Return Series - Initial Class
	2020		0.10%	0.90%	13.56	34.60	1,244,918	29,316,390	8.83%	9.70%	2.29%
	2019		0.10%	0.90%	12.37	31.76	1,175,543	26,349,807	19.31%	20.26%	2.42%
	2018		0.10%	0.90%	10.30	26.60	952,822	19,501,582	-6.46%	-5.71%	2.24%
	2017		0.10%	0.90%	11.65	28.41	864,993	19,831,970	11.29%	12.19%	2.36%
	2016		0.10%	0.90%	14.80	25.50	884,748	19,335,057	8.23%	8.99%	2.67%
MFS® VIT Utilities Series - Initial Class
	2020		0.10%	0.90%	14.62	70.08	1,145,060	28,169,163	4.95%	5.80%	2.52%
	2019		0.10%	0.90%	13.83	66.71	990,660	25,069,208	23.95%	24.94%	4.03%
	2018		0.10%	0.90%	11.08	53.77	943,027	20,003,839	0.15%	0.96%	1.09%
	2017		0.10%	0.90%	11.47	53.63	957,362	20,928,741	13.80%	14.72%	4.26%
	2016		0.10%	0.90%	11.12	47.08	920,481	18,656,422	10.58%	11.36%	3.54%
MFS® VIT II Core Equity Portfolio - Initial Class
	2020		0.60%	0.80%	40.94	50.32	87,011	3,699,946	17.76%	18.00%	0.77%
	2019		0.60%	0.80%	34.76	42.73	65,124	2,378,404	32.13%	32.40%	0.89%
	2018		0.60%	0.80%	26.31	32.34	53,090	1,467,322	-4.60%	-4.41%	0.72%
	2017		0.60%	0.80%	27.58	33.90	78,666	2,248,838	23.83%	24.08%	0.87%
	2016		0.60%	0.80%	22.27	27.37	92,454	2,130,374	10.49%	10.71%	0.84%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.00%
	2018		0.80%	0.80%	22.76	24.36	77,883	1,874,313	-1.83%	-1.83%	1.17%
	2017		0.80%	0.80%	23.19	24.81	87,228	2,139,571	12.46%	12.46%	0.60%
	2016		0.80%	0.80%	20.62	22.06	87,740	1,909,938	26.35%	26.35%	0.73%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2020		0.20%	0.80%	23.29	67.81	753,228	26,919,560	38.87%	39.70%	0.00%
	2019		0.20%	0.80%	16.67	48.83	804,769	20,776,958	31.69%	32.48%	0.01%
	2018		0.20%	0.80%	12.58	37.08	837,252	16,708,513	-7.15%	-6.59%	0.00%
	2017		0.20%	0.80%	13.47	39.94	862,634	18,714,367	24.29%	25.04%	0.00%
	2016		0.20%	0.80%	15.56	32.13	865,859	15,243,257	3.56%	3.87%	0.00%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2020		0.20%	0.80%	$12.46	$34.89	81,798	$2,654,503	-3.40%	-2.82%	1.22%
	2019		0.20%	0.80%	12.82	36.11	80,406	2,700,931	15.81%	16.51%	0.72%
	2018		0.20%	0.80%	11.01	31.18	82,246	2,394,873	-15.95%	-15.44%	0.62%
	2017		0.20%	0.80%	13.02	37.10	96,451	3,307,141	15.81%	16.50%	0.74%
	2016		0.20%	0.80%	18.51	32.04	135,844	3,891,341	15.24%	15.59%	0.61%
Neuberger Berman AMT Sustainable Equity Portfolio - I Class
	2020		0.80%	0.80%	32.88	35.19	69,674	2,422,414	18.61%	18.61%	0.61%
	2019	4/30/19	0.80%	0.80%	27.72	29.67	74,924	2,196,396	8.82%	8.82%	0.41%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
	2020		0.10%	0.90%	6.44	10.32	2,049,081	16,353,312	0.44%	1.25%	6.32%
	2019		0.10%	0.90%	6.39	10.27	1,895,413	14,984,021	10.43%	11.32%	4.57%
	2018		0.10%	0.90%	5.77	9.47	1,513,580	10,793,390	-14.90%	-14.22%	2.08%
	2017		0.10%	0.90%	6.76	10.93	1,285,301	10,473,356	1.24%	2.05%	11.13%
	2016		0.10%	0.90%	6.66	9.05	986,728	7,834,333	14.24%	15.04%	1.04%
Putnam VT Equity Income Fund - Class IB
	2020		0.80%	0.80%	28.56	32.57	37,104	1,074,158	4.96%	4.96%	1.64%
	2019		0.80%	0.80%	27.21	31.03	32,122	886,984	29.36%	29.37%	2.55%
	2018		0.80%	0.80%	21.03	23.99	54,296	1,151,431	-9.22%	-9.22%	0.72%
	2017	5/12/17	0.80%	0.80%	23.17	26.42	61,829	1,455,057	12.63%	12.63%	0.00%
Putnam VT Global Health Care Fund - Class IB
	2020		0.80%	0.80%	39.28	47.00	65,646	2,602,643	15.35%	15.35%	0.48%
	2019		0.80%	0.80%	34.05	40.75	74,359	2,588,257	29.25%	29.25%	0.00%
	2018		0.80%	0.80%	26.34	31.52	75,521	2,033,981	-1.39%	-1.39%	0.96%
	2017		0.80%	0.80%	26.71	31.97	76,999	2,104,645	14.38%	14.38%	0.52%
	2016		0.80%	0.80%	23.36	27.95	83,351	1,991,584	-12.06%	-12.06%	0.00%
Putnam VT Growth & Income Fund - Class IB
	2017		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.04%
	2016		0.80%	0.80%	19.62	22.38	73,018	1,451,725	14.10%	14.10%	1.52%
Templeton Foreign VIP Fund - Class 1
	2020		0.80%	0.80%	19.06	19.06	91,125	1,736,964	-1.71%	-1.71%	3.60%
	2019		0.80%	0.80%	19.39	19.39	85,989	1,667,501	11.94%	11.94%	1.98%
	2018		0.80%	0.80%	17.32	17.32	89,074	1,543,111	-15.94%	-15.94%	2.88%
	2017		0.80%	0.80%	20.61	20.61	92,865	1,913,949	16.09%	16.09%	2.81%
	2016		0.80%	0.80%	17.75	17.75	101,874	1,808,649	6.63%	6.63%	2.01%
Templeton Foreign VIP Fund - Class 2
	2020		0.80%	0.80%	16.27	17.32	187,990	3,115,067	-1.95%	-1.95%	3.34%
	2019		0.80%	0.80%	16.59	17.66	183,402	3,110,828	11.63%	11.63%	1.71%
	2018		0.80%	0.80%	14.86	15.82	180,544	2,743,435	-16.12%	-16.12%	2.71%
	2017		0.80%	0.80%	17.72	18.86	189,921	3,443,365	15.76%	15.76%	2.55%
	2016		0.80%	0.80%	15.30	16.29	207,516	3,251,540	6.32%	6.32%	1.78%
Templeton Global Bond VIP Fund - Class 1
	2020		0.10%	0.90%	9.65	19.87	2,070,467	23,252,086	-5.92%	-5.17%	7.97%
	2019		0.10%	0.90%	10.23	21.06	1,780,960	21,712,404	1.34%	2.15%	7.06%
	2018		0.10%	0.90%	10.06	20.72	1,460,022	17,895,202	1.30%	2.11%	0.00%
	2017		0.10%	0.90%	9.91	20.39	1,146,825	14,729,998	1.24%	2.05%	0.00%
	2016		0.10%	0.90%	9.76	20.08	918,891	12,461,873	2.39%	3.11%	0.00%
Templeton Growth VIP Fund - Class 1
	2020		0.20%	0.80%	13.94	27.76	165,424	3,298,474	5.14%	5.77%	3.17%
	2019		0.20%	0.80%	13.18	26.40	172,261	3,342,002	14.51%	15.20%	3.00%
	2018		0.20%	0.80%	11.44	23.06	179,246	3,076,128	-15.29%	-14.78%	2.21%
	2017		0.20%	0.80%	13.43	27.22	195,121	4,052,142	17.82%	18.53%	1.84%
	2016		0.20%	0.80%	13.62	23.10	198,562	3,652,253	9.02%	9.35%	2.09%
Templeton Growth VIP Fund - Class 2
	2020		0.80%	0.80%	21.94	25.63	47,969	1,083,065	4.96%	4.96%	3.02%
	2019		0.80%	0.80%	20.90	24.42	57,475	1,261,299	14.24%	14.24%	2.73%
	2018		0.80%	0.80%	18.30	21.38	59,839	1,147,303	-15.53%	-15.53%	2.04%
	2017		0.80%	0.80%	21.66	25.31	67,489	1,535,313	17.56%	17.56%	1.58%
	2016		0.80%	0.80%	18.43	21.53	72,161	1,403,096	8.75%	8.75%	1.91%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
TOPS® Balanced ETF Portfolio - Class 2 Shares
	2020		0.10%	0.90%	$11.60	$11.75	159,233	$1,864,309	7.43%	8.29%	1.82%
	2019	7/8/19	0.10%	0.90%	10.80	10.85	32,997	356,939	2.24%	4.85%	0.71%
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares
	2020		0.10%	0.90%	11.99	11.99	148,200	1,776,510	9.61%	9.61%	1.75%
	2019	7/22/19	0.90%	0.90%	10.94	10.94	452	4,945	5.37%	5.37%	1.56%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2020:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class A	$4,014,622	$2,329,968
AB VPS Growth and Income Portfolio - Class A	2,018,118	513,353
AB VPS International Value Portfolio - Class A	773,176	159,149
AB VPS Large Cap Growth Portfolio - Class A	630,424	1,198,226
AB VPS Small/Mid Cap Value Portfolio - Class A	6,406,298	3,689,151
American Century VP Balanced Fund - Class I	3,945,104	1,114,973
American Century VP Inflation Protection Fund - Class I	836,213	723,348
American Funds Global Growth Fund - Class 2	10,571,372	5,797,528
American Funds Global Small Capitalization Fund - Class 2	5,814,911	3,585,877
American Funds Growth Fund - Class 2	13,904,643	20,782,253
American Funds Growth-Income Fund - Class 2	21,230,538	7,262,614
American Funds International Fund - Class 2	9,374,179	9,936,460
BlackRock Global Allocation V.I. Fund - Class I	20,148,311	8,020,903
ClearBridge Variable Mid Cap Portfolio - Class I	4,044,655	1,586,572
Delaware VIP® Diversified Income Series - Standard Class	10,863,940	7,178,821

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Delaware VIP® Emerging Markets Series - Standard Class	$10,165,476	$8,767,741
Delaware VIP® High Yield Series - Standard Class	1,631,581	1,718,127
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	22,046,927	7,470,749
Delaware VIP® REIT Series - Standard Class	9,711,793	2,441,253
Delaware VIP® Small Cap Value Series - Standard Class	11,845,104	4,498,942
Delaware VIP® Smid Cap Core Series - Standard Class	7,283,213	4,796,633
Delaware VIP® U.S. Growth Series - Standard Class	2,664,316	1,816,938
Delaware VIP® Value Series - Standard Class	11,526,691	5,064,985
DWS Alternative Asset Allocation VIP Portfolio - Class A	890,617	1,083,892
DWS Equity 500 Index VIP Portfolio - Class A	7,046,654	8,402,008
DWS Small Cap Index VIP Portfolio - Class A	2,088,148	1,280,139
Fidelity® VIP Asset Manager Portfolio - Initial Class	95,873	48,128
Fidelity® VIP Contrafund® Portfolio - Service Class	7,487,477	11,561,970
Fidelity® VIP Equity-Income Portfolio - Initial Class	227,015	440,000
Fidelity® VIP Equity-Income Portfolio - Service Class	276,482	211,231
Fidelity® VIP Growth Opportunities Portfolio - Service Class	1,220,251	667,143
Fidelity® VIP Growth Portfolio - Service Class	12,305,694	8,619,160
Fidelity® VIP High Income Portfolio - Service Class	277,059	162,203
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	153,445	169,471
Fidelity® VIP Mid Cap Portfolio - Service Class	12,682,127	7,365,552
Fidelity® VIP Overseas Portfolio - Service Class	1,004,565	591,411
Franklin Income VIP Fund - Class 1	9,115,831	1,654,119
Franklin Mutual Shares VIP Fund - Class 1	3,861,402	635,310
Franklin Small-Mid Cap Growth VIP Fund - Class 1	2,120,315	1,474,289
Invesco V.I. American Franchise Fund - Series I Shares	1,406,869	1,824,800
Invesco V.I. Core Equity Fund - Series I Shares	3,854,797	1,861,843
Invesco V.I. Core Plus Bond Fund - Series I Shares	116,384	90,098
Invesco V.I. International Growth Fund - Series I Shares	2,123,221	2,324,503
Janus Henderson Balanced Portfolio - Institutional Shares	1,340,428	967,070
Janus Henderson Balanced Portfolio - Service Shares	247,489	141,266
Janus Henderson Enterprise Portfolio - Service Shares	445,019	854,069
Janus Henderson Global Research Portfolio - Institutional Shares	1,018,612	1,327,636
Janus Henderson Global Research Portfolio - Service Shares	274,333	115,058
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	1,212,159	1,201,123
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	1,487,727	374,090
LVIP Baron Growth Opportunities Fund - Service Class	5,337,473	5,649,961
LVIP Baron Growth Opportunities Fund - Standard Class	57,613	64,601
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	4,148,646	2,025,334
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	2,773,192	374,216
LVIP BlackRock Global Real Estate Fund - Standard Class	4,220,527	622,667
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	3,369,066	1,985,493
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	1,351,039	197,150
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	236,136	1,163,331
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	581,874	784,292
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	24,087	11,471
LVIP Delaware Bond Fund - Standard Class	25,069,011	10,801,519
LVIP Delaware Diversified Floating Rate Fund - Standard Class	3,283,840	4,489,929
LVIP Delaware Mid Cap Value Fund - Standard Class	4,340,027	3,412,285
LVIP Delaware Social Awareness Fund - Standard Class	1,104,829	373,189
LVIP Delaware Wealth Builder Fund - Standard Class	479,301	169,505
LVIP Dimensional International Core Equity Fund - Standard Class	2,367,521	499,300
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	1,383,740	269,158
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2,945,401	763,655
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,630,321	999,093
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	742,701	858,745
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	11,264,926	4,516,883
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	743,129	431,183
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,780,190	1,271,884
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	5,380,361	4,109,932
LVIP Global Income Fund - Standard Class	1,343,530	2,150,333
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,502,167	4,833,899

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Government Money Market Fund - Standard Class	$45,822,054	$78,832,567
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	130,430	51,726
LVIP JPMorgan High Yield Fund - Standard Class	5,385,878	1,607,987
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	1,572,513	454,733
LVIP MFS International Growth Fund - Standard Class	12,548,997	4,188,790
LVIP MFS Value Fund - Standard Class	13,305,669	4,411,688
LVIP Mondrian International Value Fund - Standard Class	3,724,832	2,457,870
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	28,421	82,515
LVIP SSGA Bond Index Fund - Standard Class	10,792,895	5,878,252
LVIP SSGA Conservative Index Allocation Fund - Standard Class	2,210,344	2,769,598
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	633,254	304,975
LVIP SSGA Developed International 150 Fund - Standard Class	12,294,615	1,098,419
LVIP SSGA Emerging Markets 100 Fund - Standard Class	7,290,087	1,749,653
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	672,993	356,371
LVIP SSGA International Index Fund - Standard Class	16,190,125	2,817,568
LVIP SSGA International Managed Volatility Fund - Standard Class	1,340,666	359,870
LVIP SSGA Large Cap 100 Fund - Standard Class	5,433,309	2,946,821
LVIP SSGA Moderate Index Allocation Fund - Standard Class	16,438,784	11,970,693
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	6,226,574	3,211,602
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	8,636,256	4,584,996
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	12,472,646	3,023,642
LVIP SSGA S&P 500 Index Fund - Standard Class	122,116,383	33,820,230
LVIP SSGA Small-Cap Index Fund - Standard Class	16,719,722	11,615,756
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	12,010,165	6,906,088
LVIP T. Rowe Price 2010 Fund - Standard Class	85,444	7,148
LVIP T. Rowe Price 2020 Fund - Standard Class	145,863	26,094
LVIP T. Rowe Price 2030 Fund - Standard Class	547,511	164,951
LVIP T. Rowe Price 2040 Fund - Standard Class	183,266	560,634
LVIP T. Rowe Price Growth Stock Fund - Standard Class	10,210,438	7,151,803
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	16,593,965	5,688,651
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	200,218	149,255
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	22,249,585	7,054,485
LVIP Vanguard International Equity ETF Fund - Standard Class	10,754,172	2,258,097
LVIP Wellington Capital Growth Fund - Standard Class	11,137,900	3,235,256
LVIP Wellington Mid-Cap Value Fund - Standard Class	3,157,212	1,384,725
M Capital Appreciation Fund	200,712	97,349
M International Equity Fund	130,524	84,119
M Large Cap Growth Fund	95,339	213,330
M Large Cap Value Fund	47,304	96,907
MFS® VIT Growth Series - Initial Class	6,796,185	4,911,474
MFS® VIT Total Return Series - Initial Class	4,077,026	2,318,821
MFS® VIT Utilities Series - Initial Class	4,360,876	1,756,612
MFS® VIT II Core Equity Portfolio - Initial Class	1,573,559	596,652
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	1,433,558	1,977,368
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	276,797	259,301
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	152,273	221,133
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	3,636,442	1,841,655
Putnam VT Equity Income Fund - Class IB	230,361	27,745
Putnam VT Global Health Care Fund - Class IB	358,217	490,291
Templeton Foreign VIP Fund - Class 1	223,617	95,995
Templeton Foreign VIP Fund - Class 2	416,707	316,496
Templeton Global Bond VIP Fund - Class 1	7,019,403	2,662,736
Templeton Growth VIP Fund - Class 1	303,140	401,511
Templeton Growth VIP Fund - Class 2	112,918	324,483
TOPS® Balanced ETF Portfolio - Class 2 Shares	1,322,150	26,312
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	1,675,668	49,697

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2020:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class A	265,690	$42.40	$11,265,264	$8,169,971
AB VPS Growth and Income Portfolio - Class A	402,944	28.97	11,673,274	10,685,419
AB VPS International Value Portfolio - Class A	260,637	14.45	3,766,206	3,653,316
AB VPS Large Cap Growth Portfolio - Class A	67,193	77.09	5,179,889	3,336,206
AB VPS Small/Mid Cap Value Portfolio - Class A	1,810,336	17.39	31,481,745	31,155,222
American Century VP Balanced Fund - Class I	2,207,530	8.73	19,271,734	16,797,817
American Century VP Inflation Protection Fund - Class I	651,533	11.11	7,238,533	6,844,798
American Funds Global Growth Fund - Class 2	2,202,872	40.72	89,700,945	62,494,096
American Funds Global Small Capitalization Fund - Class 2	1,297,223	31.56	40,940,345	29,388,130
American Funds Growth Fund - Class 2	2,039,161	119.17	243,006,838	144,689,478
American Funds Growth-Income Fund - Class 2	4,074,433	54.66	222,708,535	184,906,612
American Funds International Fund - Class 2	4,580,818	23.54	107,832,467	87,013,309
BlackRock Global Allocation V.I. Fund - Class I	6,774,346	19.49	132,032,000	113,475,231
ClearBridge Variable Mid Cap Portfolio - Class I	624,680	25.62	16,004,299	12,234,298
Delaware VIP® Diversified Income Series - Standard Class	4,192,835	11.56	48,469,172	44,463,863
Delaware VIP® Emerging Markets Series - Standard Class	2,656,248	29.42	78,146,821	56,220,021
Delaware VIP® High Yield Series - Standard Class	2,306,695	5.10	11,764,146	11,871,296
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	3,757,131	10.06	37,796,733	37,222,432
Delaware VIP® REIT Series - Standard Class	3,141,812	12.09	37,984,505	40,149,746
Delaware VIP® Small Cap Value Series - Standard Class	1,583,416	34.16	54,089,496	50,943,733
Delaware VIP® Smid Cap Core Series - Standard Class	2,209,981	24.74	54,674,939	51,046,852
Delaware VIP® U.S. Growth Series - Standard Class	989,669	13.77	13,627,746	10,430,467
Delaware VIP® Value Series - Standard Class	1,986,716	28.81	57,237,292	53,621,770
DWS Alternative Asset Allocation VIP Portfolio - Class A	395,294	13.70	5,415,531	5,168,112
DWS Equity 500 Index VIP Portfolio - Class A	2,907,254	24.97	72,594,125	48,245,074
DWS Small Cap Index VIP Portfolio - Class A	529,177	17.39	9,202,393	7,155,837
Fidelity® VIP Asset Manager Portfolio - Initial Class	34,891	17.04	594,542	517,986
Fidelity® VIP Contrafund® Portfolio - Service Class	2,768,902	47.89	132,602,730	90,560,052
Fidelity® VIP Equity-Income Portfolio - Initial Class	108,267	23.90	2,587,588	2,336,626
Fidelity® VIP Equity-Income Portfolio - Service Class	98,797	23.74	2,345,452	2,112,009
Fidelity® VIP Growth Opportunities Portfolio - Service Class	87,226	77.37	6,748,664	3,015,420
Fidelity® VIP Growth Portfolio - Service Class	675,338	102.42	69,168,094	44,360,071
Fidelity® VIP High Income Portfolio - Service Class	426,530	5.26	2,243,550	2,318,860
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	103,380	14.09	1,456,626	1,331,281
Fidelity® VIP Mid Cap Portfolio - Service Class	1,677,515	38.28	64,215,273	52,746,963
Fidelity® VIP Overseas Portfolio - Service Class	195,846	26.40	5,170,341	3,987,590
Franklin Income VIP Fund - Class 1	2,653,090	15.65	41,520,855	41,133,676
Franklin Mutual Shares VIP Fund - Class 1	1,165,420	16.93	19,730,552	22,149,158
Franklin Small-Mid Cap Growth VIP Fund - Class 1	355,104	26.99	9,584,259	7,216,024
Invesco V.I. American Franchise Fund - Series I Shares	193,529	89.10	17,243,436	9,836,481
Invesco V.I. Core Equity Fund - Series I Shares	495,837	30.43	15,088,321	14,801,259
Invesco V.I. Core Plus Bond Fund - Series I Shares	97,621	6.93	676,512	632,523
Invesco V.I. International Growth Fund - Series I Shares	503,674	42.52	21,416,217	17,433,318
Janus Henderson Balanced Portfolio - Institutional Shares	274,491	43.58	11,962,337	8,364,119
Janus Henderson Balanced Portfolio - Service Shares	85,470	46.10	3,940,160	2,697,660
Janus Henderson Enterprise Portfolio - Service Shares	46,198	87.46	4,040,458	2,599,677
Janus Henderson Global Research Portfolio - Institutional Shares	201,173	63.62	12,798,614	7,192,152
Janus Henderson Global Research Portfolio - Service Shares	49,269	62.00	3,054,653	1,749,829
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	589,862	20.50	12,092,161	5,207,152
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	539,060	19.81	10,678,777	8,904,751
LVIP Baron Growth Opportunities Fund - Service Class	465,848	78.92	36,762,826	22,021,672
LVIP Baron Growth Opportunities Fund - Standard Class	8,408	81.83	687,985	397,196
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,719,715	20.69	35,582,620	30,726,094
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	851,317	12.59	10,714,675	9,715,236
LVIP BlackRock Global Real Estate Fund - Standard Class	1,808,495	8.71	15,755,611	16,311,780
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,765,443	10.56	18,644,846	18,084,662
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	322,822	13.26	4,280,616	3,840,228
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	134,432	45.41	6,105,082	4,120,115

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	308,757	$21.90	$6,762,091	$4,146,885
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	9,567	14.93	142,839	121,985
LVIP Delaware Bond Fund - Standard Class	7,970,376	14.40	114,805,294	110,348,818
LVIP Delaware Diversified Floating Rate Fund - Standard Class	1,404,598	9.99	14,029,129	14,132,495
LVIP Delaware Mid Cap Value Fund - Standard Class	395,082	35.34	13,962,979	13,922,319
LVIP Delaware Social Awareness Fund - Standard Class	152,354	45.60	6,947,190	6,261,469
LVIP Delaware Wealth Builder Fund - Standard Class	332,163	12.10	4,017,849	4,311,050
LVIP Dimensional International Core Equity Fund - Standard Class	1,098,937	11.54	12,680,635	11,191,272
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	564,725	9.32	5,261,544	5,234,349
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	352,387	38.20	13,461,546	11,354,521
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	581,148	16.37	9,512,805	6,825,835
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	474,992	18.82	8,936,982	6,562,590
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	4,145,750	11.21	46,457,276	44,523,800
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	160,703	39.55	6,355,013	5,235,368
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	817,269	14.51	11,858,579	10,970,555
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	4,121,850	14.96	61,679,363	56,337,350
LVIP Global Income Fund - Standard Class	514,864	12.09	6,222,649	5,970,765
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,207,593	15.26	48,960,707	44,122,160
LVIP Government Money Market Fund - Standard Class	5,082,246	10.00	50,822,461	50,822,461
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	49,451	12.36	611,017	541,366
LVIP JPMorgan High Yield Fund - Standard Class	2,497,993	10.62	26,538,680	26,847,955
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	559,155	17.64	9,863,495	8,746,286
LVIP MFS International Growth Fund - Standard Class	2,293,898	21.75	49,892,279	39,788,501
LVIP MFS Value Fund - Standard Class	1,455,756	47.41	69,013,034	57,685,142
LVIP Mondrian International Value Fund - Standard Class	1,237,220	15.34	18,980,192	20,002,949
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	41,626	12.24	509,331	421,553
LVIP SSGA Bond Index Fund - Standard Class	3,031,040	12.06	36,545,246	35,013,348
LVIP SSGA Conservative Index Allocation Fund - Standard Class	809,302	14.73	11,923,448	10,346,772
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	278,191	12.59	3,501,036	3,299,540
LVIP SSGA Developed International 150 Fund - Standard Class	6,926,459	7.63	52,848,880	54,869,722
LVIP SSGA Emerging Markets 100 Fund - Standard Class	4,467,817	8.53	38,101,542	38,282,007
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	640,944	12.45	7,977,189	7,398,690
LVIP SSGA International Index Fund - Standard Class	8,688,746	10.37	90,137,051	78,854,099
LVIP SSGA International Managed Volatility Fund - Standard Class	882,022	9.63	8,497,397	7,576,576
LVIP SSGA Large Cap 100 Fund - Standard Class	2,317,986	12.92	29,941,421	30,409,776
LVIP SSGA Moderate Index Allocation Fund - Standard Class	4,710,819	16.89	79,551,600	66,717,819
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	2,870,842	13.55	38,911,386	36,510,147
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	4,266,629	17.48	74,593,472	60,826,484
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	2,538,284	14.00	35,541,047	33,473,294
LVIP SSGA S&P 500 Index Fund - Standard Class	28,818,770	24.09	694,157,703	518,555,443
LVIP SSGA Small-Cap Index Fund - Standard Class	2,366,915	35.91	84,993,539	67,588,143
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	4,076,988	13.19	53,775,478	47,709,362
LVIP T. Rowe Price 2010 Fund - Standard Class	37,240	10.47	389,935	406,470
LVIP T. Rowe Price 2020 Fund - Standard Class	181,895	10.90	1,982,111	1,900,357
LVIP T. Rowe Price 2030 Fund - Standard Class	106,471	11.98	1,275,308	1,100,350
LVIP T. Rowe Price 2040 Fund - Standard Class	122,153	11.60	1,416,362	1,254,501
LVIP T. Rowe Price Growth Stock Fund - Standard Class	964,381	64.60	62,302,865	40,914,344
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1,341,103	36.65	49,148,748	36,267,071
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	274,348	12.09	3,317,416	2,844,125
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	6,054,769	26.30	159,210,159	114,364,853
LVIP Vanguard International Equity ETF Fund - Standard Class	5,445,347	12.45	67,816,354	56,820,747
LVIP Wellington Capital Growth Fund - Standard Class	375,989	74.78	28,116,473	20,609,049
LVIP Wellington Mid-Cap Value Fund - Standard Class	501,445	25.91	12,990,443	11,766,577
M Capital Appreciation Fund	55,208	28.77	1,588,347	1,375,932
M International Equity Fund	107,455	13.33	1,432,371	1,308,065
M Large Cap Growth Fund	23,347	33.48	781,653	531,519
M Large Cap Value Fund	37,364	12.02	449,109	441,203
MFS® VIT Growth Series - Initial Class	628,432	73.81	46,384,551	30,050,651
MFS® VIT Total Return Series - Initial Class	1,126,687	26.02	29,316,390	25,359,182
MFS® VIT Utilities Series - Initial Class	797,316	35.33	28,169,163	23,200,911
MFS® VIT II Core Equity Portfolio - Initial Class	132,710	27.88	3,699,946	3,250,369

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	676,371	$39.80	$26,919,560	$16,013,913
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	172,370	15.40	2,654,503	2,500,204
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	78,932	30.69	2,422,414	2,061,591
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2,703,027	6.05	16,353,312	18,965,493
Putnam VT Equity Income Fund - Class IB	42,107	25.51	1,074,158	964,997
Putnam VT Global Health Care Fund - Class IB	150,703	17.27	2,602,643	2,288,947
Templeton Foreign VIP Fund - Class 1	128,000	13.57	1,736,964	1,811,310
Templeton Foreign VIP Fund - Class 2	234,568	13.28	3,115,067	3,187,061
Templeton Global Bond VIP Fund - Class 1	1,604,699	14.49	23,252,086	26,608,107
Templeton Growth VIP Fund - Class 1	288,833	11.42	3,298,474	3,532,637
Templeton Growth VIP Fund - Class 2	96,962	11.17	1,083,065	1,122,334
TOPS® Balanced ETF Portfolio - Class 2 Shares	140,385	13.28	1,864,309	1,647,203
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	133,272	13.33	1,776,510	1,629,118

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2020, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	140,328	(106,663)	33,665
AB VPS Growth and Income Portfolio - Class A	57,362	(17,713)	39,649
AB VPS International Value Portfolio - Class A	82,545	(16,492)	66,053
AB VPS Large Cap Growth Portfolio - Class A	5,866	(25,710)	(19,844)
AB VPS Small/Mid Cap Value Portfolio - Class A	391,197	(211,485)	179,712
American Century VP Balanced Fund - Class I	235,310	(80,912)	154,398
American Century VP Inflation Protection Fund - Class I	54,823	(48,355)	6,468
American Funds Global Growth Fund - Class 2	499,655	(216,362)	283,293
American Funds Global Small Capitalization Fund - Class 2	253,980	(148,369)	105,611
American Funds Growth Fund - Class 2	444,366	(780,059)	(335,693)
American Funds Growth-Income Fund - Class 2	806,081	(267,580)	538,501
American Funds International Fund - Class 2	692,609	(543,375)	149,234
BlackRock Global Allocation V.I. Fund - Class I	1,006,274	(517,026)	489,248
ClearBridge Variable Mid Cap Portfolio - Class I	303,733	(106,251)	197,482
Delaware VIP® Diversified Income Series - Standard Class	803,584	(467,515)	336,069
Delaware VIP® Emerging Markets Series - Standard Class	588,773	(466,768)	122,005
Delaware VIP® High Yield Series - Standard Class	49,925	(79,146)	(29,221)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	2,016,152	(660,319)	1,355,833
Delaware VIP® REIT Series - Standard Class	576,554	(103,816)	472,738
Delaware VIP® Small Cap Value Series - Standard Class	692,374	(233,913)	458,461
Delaware VIP® Smid Cap Core Series - Standard Class	453,636	(177,644)	275,992
Delaware VIP® U.S. Growth Series - Standard Class	93,237	(72,205)	21,032
Delaware VIP® Value Series - Standard Class	571,362	(294,262)	277,100
DWS Alternative Asset Allocation VIP Portfolio - Class A	68,140	(100,216)	(32,076)
DWS Equity 500 Index VIP Portfolio - Class A	83,033	(236,300)	(153,267)
DWS Small Cap Index VIP Portfolio - Class A	53,796	(42,951)	10,845
Fidelity® VIP Asset Manager Portfolio - Initial Class	3,435	(1,760)	1,675
Fidelity® VIP Contrafund® Portfolio - Service Class	359,322	(427,115)	(67,793)
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,962	(14,149)	(11,187)
Fidelity® VIP Equity-Income Portfolio - Service Class	5,689	(7,217)	(1,528)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	24,638	(15,604)	9,034
Fidelity® VIP Growth Portfolio - Service Class	267,686	(290,214)	(22,528)
Fidelity® VIP High Income Portfolio - Service Class	8,710	(7,513)	1,197
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	4,867	(6,405)	(1,538)
Fidelity® VIP Mid Cap Portfolio - Service Class	972,856	(398,299)	574,557
Fidelity® VIP Overseas Portfolio - Service Class	39,903	(25,488)	14,415
Franklin Income VIP Fund - Class 1	510,051	(101,011)	409,040
Franklin Mutual Shares VIP Fund - Class 1	212,779	(31,873)	180,906
Franklin Small-Mid Cap Growth VIP Fund - Class 1	30,821	(44,124)	(13,303)
Invesco V.I. American Franchise Fund - Series I Shares	19,188	(108,705)	(89,517)
Invesco V.I. Core Equity Fund - Series I Shares	27,541	(96,456)	(68,915)

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Core Plus Bond Fund - Series I Shares	5,411	(4,655)	756
Invesco V.I. International Growth Fund - Series I Shares	114,772	(164,404)	(49,632)
Janus Henderson Balanced Portfolio - Institutional Shares	28,990	(26,594)	2,396
Janus Henderson Balanced Portfolio - Service Shares	3,937	(3,430)	507
Janus Henderson Enterprise Portfolio - Service Shares	3,112	(13,302)	(10,190)
Janus Henderson Global Research Portfolio - Institutional Shares	25,469	(76,406)	(50,937)
Janus Henderson Global Research Portfolio - Service Shares	5,523	(4,610)	913
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	15,216	(51,020)	(35,804)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	101,303	(26,444)	74,859
LVIP Baron Growth Opportunities Fund - Service Class	276,557	(256,659)	19,898
LVIP Baron Growth Opportunities Fund - Standard Class	1,707	(1,304)	403
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	269,697	(112,008)	157,689
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	213,493	(27,524)	185,969
LVIP BlackRock Global Real Estate Fund - Standard Class	278,542	(59,781)	218,761
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	304,425	(176,516)	127,909
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	102,013	(14,285)	87,728
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	9,641	(63,311)	(53,670)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	33,999	(46,712)	(12,713)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	1,490	(877)	613
LVIP Delaware Bond Fund - Standard Class	1,487,507	(689,558)	797,949
LVIP Delaware Diversified Floating Rate Fund - Standard Class	292,177	(418,713)	(126,536)
LVIP Delaware Mid Cap Value Fund - Standard Class	267,354	(224,443)	42,911
LVIP Delaware Social Awareness Fund - Standard Class	23,570	(14,273)	9,297
LVIP Delaware Wealth Builder Fund - Standard Class	22,104	(7,427)	14,677
LVIP Dimensional International Core Equity Fund - Standard Class	202,878	(40,856)	162,022
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	139,166	(25,462)	113,704
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	140,340	(39,227)	101,113
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	109,485	(64,729)	44,756
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	45,533	(52,418)	(6,885)
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	936,131	(388,748)	547,383
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	60,084	(36,583)	23,501
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	109,968	(94,882)	15,086
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	304,040	(240,078)	63,962
LVIP Global Income Fund - Standard Class	110,781	(175,362)	(64,581)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	172,624	(337,379)	(164,755)
LVIP Government Money Market Fund - Standard Class	4,455,799	(7,752,468)	(3,296,669)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	9,268	(3,904)	5,364
LVIP JPMorgan High Yield Fund - Standard Class	333,182	(116,800)	216,382
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	125,167	(30,398)	94,769
LVIP MFS International Growth Fund - Standard Class	778,471	(274,953)	503,518
LVIP MFS Value Fund - Standard Class	919,536	(269,830)	649,706
LVIP Mondrian International Value Fund - Standard Class	252,280	(207,527)	44,753
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,484	(6,710)	(5,226)
LVIP SSGA Bond Index Fund - Standard Class	864,035	(489,876)	374,159
LVIP SSGA Conservative Index Allocation Fund - Standard Class	148,356	(231,433)	(83,077)
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	38,128	(21,351)	16,777
LVIP SSGA Developed International 150 Fund - Standard Class	1,105,193	(88,545)	1,016,648
LVIP SSGA Emerging Markets 100 Fund - Standard Class	593,910	(157,019)	436,891
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	20,704	(22,206)	(1,502)
LVIP SSGA International Index Fund - Standard Class	1,250,906	(230,761)	1,020,145
LVIP SSGA International Managed Volatility Fund - Standard Class	130,981	(39,316)	91,665
LVIP SSGA Large Cap 100 Fund - Standard Class	284,691	(151,504)	133,187
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,111,532	(824,437)	287,095
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	423,473	(238,051)	185,422
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	444,280	(311,634)	132,646
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	804,294	(195,639)	608,655
LVIP SSGA S&P 500 Index Fund - Standard Class	6,369,041	(1,775,063)	4,593,978
LVIP SSGA Small-Cap Index Fund - Standard Class	1,059,530	(681,324)	378,206
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	1,138,465	(548,310)	590,155
LVIP T. Rowe Price 2010 Fund - Standard Class	4,593	(478)	4,115
LVIP T. Rowe Price 2020 Fund - Standard Class	4,233	(1,007)	3,226
LVIP T. Rowe Price 2030 Fund - Standard Class	35,564	(10,061)	25,503

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP T. Rowe Price 2040 Fund - Standard Class	9,508	(40,998)	(31,490)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	392,061	(283,738)	108,323
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	654,632	(166,306)	488,326
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	10,281	(10,737)	(456)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,284,851	(390,023)	894,828
LVIP Vanguard International Equity ETF Fund - Standard Class	794,470	(158,616)	635,854
LVIP Wellington Capital Growth Fund - Standard Class	355,854	(120,311)	235,543
LVIP Wellington Mid-Cap Value Fund - Standard Class	199,531	(86,107)	113,424
M Capital Appreciation Fund	4,923	(2,405)	2,518
M International Equity Fund	7,521	(5,258)	2,263
M Large Cap Growth Fund	248	(5,413)	(5,165)
M Large Cap Value Fund	1,901	(5,081)	(3,180)
MFS® VIT Growth Series - Initial Class	189,414	(171,058)	18,356
MFS® VIT Total Return Series - Initial Class	194,770	(125,395)	69,375
MFS® VIT Utilities Series - Initial Class	216,994	(62,594)	154,400
MFS® VIT II Core Equity Portfolio - Initial Class	37,340	(15,453)	21,887
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	12,519	(64,060)	(51,541)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	11,784	(10,392)	1,392
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	1,917	(7,167)	(5,250)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	397,596	(243,928)	153,668
Putnam VT Equity Income Fund - Class IB	9,051	(4,069)	4,982
Putnam VT Global Health Care Fund - Class IB	3,682	(12,395)	(8,713)
Templeton Foreign VIP Fund - Class 1	10,533	(5,397)	5,136
Templeton Foreign VIP Fund - Class 2	23,255	(18,667)	4,588
Templeton Global Bond VIP Fund - Class 1	511,287	(221,780)	289,507
Templeton Growth VIP Fund - Class 1	13,496	(20,333)	(6,837)
Templeton Growth VIP Fund - Class 2	4,057	(13,563)	(9,506)
TOPS® Balanced ETF Portfolio - Class 2 Shares	128,378	(2,142)	126,236
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	151,738	(3,990)	147,748

The change in units outstanding for the year ended December 31, 2019, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	50,311	(32,963)	17,348
AB VPS Growth and Income Portfolio - Class A	30,958	(42,395)	(11,437)
AB VPS International Value Portfolio - Class A	25,258	(41,999)	(16,741)
AB VPS Large Cap Growth Portfolio - Class A	15,931	(55,392)	(39,461)
AB VPS Small/Mid Cap Value Portfolio - Class A	198,489	(87,449)	111,040
American Century VP Balanced Fund - Class I	451,512	(35,821)	415,691
American Century VP Inflation Protection Fund - Class I	54,317	(31,079)	23,238
American Funds Global Growth Fund - Class 2	510,861	(114,045)	396,816
American Funds Global Small Capitalization Fund - Class 2	176,042	(64,402)	111,640
American Funds Growth Fund - Class 2	919,879	(290,229)	629,650
American Funds Growth-Income Fund - Class 2	1,304,013	(162,053)	1,141,960
American Funds International Fund - Class 2	505,078	(485,846)	19,232
BlackRock Global Allocation V.I. Fund - Class I	712,698	(579,188)	133,510
ClearBridge Variable Mid Cap Portfolio - Class I	161,737	(65,780)	95,957
Delaware VIP® Diversified Income Series - Standard Class	350,007	(174,852)	175,155
Delaware VIP® Emerging Markets Series - Standard Class	634,964	(167,723)	467,241
Delaware VIP® High Yield Series - Standard Class	18,857	(54,584)	(35,727)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	376,787	(69,836)	306,951
Delaware VIP® REIT Series - Standard Class	222,948	(135,523)	87,425
Delaware VIP® Small Cap Value Series - Standard Class	310,082	(131,028)	179,054
Delaware VIP® Smid Cap Core Series - Standard Class	232,925	(159,040)	73,885
Delaware VIP® U.S. Growth Series - Standard Class	62,194	(88,301)	(26,107)
Delaware VIP® Value Series - Standard Class	484,151	(178,431)	305,720
DWS Alternative Asset Allocation VIP Portfolio - Class A	136,843	(42,591)	94,252
DWS Equity 500 Index VIP Portfolio - Class A	56,484	(233,098)	(176,614)
DWS Small Cap Index VIP Portfolio - Class A	8,221	(33,304)	(25,083)
Fidelity® VIP Asset Manager Portfolio - Initial Class	766	(4,417)	(3,651)
Fidelity® VIP Contrafund® Portfolio - Service Class	403,992	(323,494)	80,498

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Fidelity® VIP Equity-Income Portfolio - Initial Class	4,443	(11,480)	(7,037)
Fidelity® VIP Equity-Income Portfolio - Service Class	1,473	(4,215)	(2,742)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	12,893	(20,381)	(7,488)
Fidelity® VIP Growth Portfolio - Service Class	419,505	(147,909)	271,596
Fidelity® VIP High Income Portfolio - Service Class	4,144	(11,729)	(7,585)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1,990	(20,363)	(18,373)
Fidelity® VIP Mid Cap Portfolio - Service Class	492,157	(176,935)	315,222
Fidelity® VIP Overseas Portfolio - Service Class	27,490	(30,229)	(2,739)
Franklin Income VIP Fund - Class 1	462,386	(77,115)	385,271
Franklin Mutual Shares VIP Fund - Class 1	95,541	(20,128)	75,413
Franklin Small-Mid Cap Growth VIP Fund - Class 1	34,961	(36,960)	(1,999)
Invesco V.I. American Franchise Fund - Series I Shares	24,323	(85,017)	(60,694)
Invesco V.I. Core Equity Fund - Series I Shares	31,418	(85,317)	(53,899)
Invesco V.I. Core Plus Bond Fund - Series I Shares	10,459	(8,159)	2,300
Invesco V.I. International Growth Fund - Series I Shares	76,313	(140,899)	(64,586)
Janus Henderson Balanced Portfolio - Institutional Shares	10,358	(41,361)	(31,003)
Janus Henderson Balanced Portfolio - Service Shares	9,194	(5,208)	3,986
Janus Henderson Enterprise Portfolio - Service Shares	14,803	(19,703)	(4,900)
Janus Henderson Global Research Portfolio - Institutional Shares	35,782	(41,719)	(5,937)
Janus Henderson Global Research Portfolio - Service Shares	16,869	(12,992)	3,877
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	15,808	(71,484)	(55,676)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	237,942	(44,885)	193,057
LVIP Baron Growth Opportunities Fund - Service Class	140,387	(117,197)	23,190
LVIP Baron Growth Opportunities Fund - Standard Class	1,443	(4,398)	(2,955)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	177,171	(87,241)	89,930
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	151,544	(12,220)	139,324
LVIP BlackRock Global Real Estate Fund - Standard Class	164,404	(84,161)	80,243
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	488,342	(72,949)	415,393
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	112,512	(35,623)	76,889
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	39,196	(19,764)	19,432
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	13,239	(26,468)	(13,229)
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	407	(8,705)	(8,298)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	9,749	(379)	9,370
LVIP Delaware Bond Fund - Standard Class	1,264,953	(412,274)	852,679
LVIP Delaware Diversified Floating Rate Fund - Standard Class	175,477	(393,478)	(218,001)
LVIP Delaware Mid Cap Value Fund - Standard Class	144,275	(118,597)	25,678
LVIP Delaware Social Awareness Fund - Standard Class	14,344	(11,277)	3,067
LVIP Delaware Wealth Builder Fund - Standard Class	5,974	(3,078)	2,896
LVIP Dimensional International Core Equity Fund - Standard Class	236,105	(27,876)	208,229
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	28,968	(74,824)	(45,856)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	136,983	(54,434)	82,549
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	129,973	(35,451)	94,522
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	51,104	(45,575)	5,529
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	710,792	(138,734)	572,058
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	48,523	(15,133)	33,390
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	169,605	(39,747)	129,858
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	636,868	(397,848)	239,020
LVIP Global Income Fund - Standard Class	150,747	(88,746)	62,001
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	244,449	(169,672)	74,777
LVIP Government Money Market Fund - Standard Class	17,174,587	(16,353,832)	820,755
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	1,171	(39,993)	(38,822)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	40,167	(1,779)	38,388
LVIP JPMorgan High Yield Fund - Standard Class	368,553	(96,033)	272,520
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	60,249	(22,744)	37,505
LVIP MFS International Growth Fund - Standard Class	786,452	(93,756)	692,696
LVIP MFS Value Fund - Standard Class	412,436	(282,516)	129,920
LVIP Mondrian International Value Fund - Standard Class	146,860	(87,105)	59,755
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	5,982	(2,507)	3,475
LVIP SSGA Bond Index Fund - Standard Class	726,958	(100,889)	626,069
LVIP SSGA Conservative Index Allocation Fund - Standard Class	140,464	(96,494)	43,970
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	16,122	(11,553)	4,569
LVIP SSGA Developed International 150 Fund - Standard Class	1,006,126	(169,043)	837,083

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Emerging Markets 100 Fund - Standard Class	624,662	(169,700)	454,962
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	17,259	(36,420)	(19,161)
LVIP SSGA International Index Fund - Standard Class	1,134,516	(160,073)	974,443
LVIP SSGA International Managed Volatility Fund - Standard Class	54,643	(62,842)	(8,199)
LVIP SSGA Large Cap 100 Fund - Standard Class	207,807	(50,400)	157,407
LVIP SSGA Moderate Index Allocation Fund - Standard Class	781,019	(120,394)	660,625
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	248,568	(92,691)	155,877
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	775,725	(155,180)	620,545
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	371,300	(41,305)	329,995
LVIP SSGA S&P 500 Index Fund - Standard Class	7,017,236	(654,244)	6,362,992
LVIP SSGA Small-Cap Index Fund - Standard Class	967,177	(103,863)	863,314
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	921,227	(131,679)	789,548
LVIP T. Rowe Price 2010 Fund - Standard Class	631	(242)	389
LVIP T. Rowe Price 2020 Fund - Standard Class	7,791	(742)	7,049
LVIP T. Rowe Price 2030 Fund - Standard Class	3,948	(86,445)	(82,497)
LVIP T. Rowe Price 2040 Fund - Standard Class	3,862	(14,737)	(10,875)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	225,285	(139,767)	85,518
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	310,720	(67,795)	242,925
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	60,468	(14,615)	45,853
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2,168,875	(294,596)	1,874,279
LVIP Vanguard International Equity ETF Fund - Standard Class	734,700	(108,813)	625,887
LVIP Wellington Capital Growth Fund - Standard Class	112,310	(36,635)	75,675
LVIP Wellington Mid-Cap Value Fund - Standard Class	103,780	(39,461)	64,319
M Capital Appreciation Fund	1,266	(3,421)	(2,155)
M International Equity Fund	9,256	(3,148)	6,108
M Large Cap Growth Fund	428	(3,752)	(3,324)
M Large Cap Value Fund	749	(2,801)	(2,052)
MFS® VIT Growth Series - Initial Class	136,742	(140,432)	(3,690)
MFS® VIT Total Return Series - Initial Class	304,855	(82,134)	222,721
MFS® VIT Utilities Series - Initial Class	118,720	(71,087)	47,633
MFS® VIT II Core Equity Portfolio - Initial Class	16,225	(4,191)	12,034
Neuberger Berman AMT Large Cap Value Portfolio - I Class	362	(78,245)	(77,883)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	34,618	(67,101)	(32,483)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	4,158	(5,998)	(1,840)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	78,170	(3,246)	74,924
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	464,639	(82,806)	381,833
Putnam VT Equity Income Fund - Class IB	878	(23,052)	(22,174)
Putnam VT Global Health Care Fund - Class IB	1,604	(2,766)	(1,162)
Templeton Foreign VIP Fund - Class 1	7,036	(10,121)	(3,085)
Templeton Foreign VIP Fund - Class 2	14,696	(11,838)	2,858
Templeton Global Bond VIP Fund - Class 1	362,880	(41,942)	320,938
Templeton Growth VIP Fund - Class 1	12,403	(19,388)	(6,985)
Templeton Growth VIP Fund - Class 2	3,825	(6,189)	(2,364)
TOPS® Balanced ETF Portfolio - Class 2 Shares	33,026	(29)	32,997
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	499	(47)	452

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account R

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account R ("Variable Account"), as of December 31, 2020, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young
We have served as the Variable Account's Auditor since 1998.
Philadelphia, Pennsylvania
April 8, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS Growth and Income Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS International Value Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Century VP Balanced Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Century VP Inflation Protection Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Growth Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth-Income Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds International Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® REIT Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Smid Cap Core Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® U.S. Growth Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Value Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Growth Opportunities Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP High Income Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Income VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. Core Plus Bond Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Invesco V.I. International Growth Fund - Series I Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Global Technology and Innovation Portfolio - Service Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Global Real Estate Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	N/A - the fund merged into LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class during 2019	N/A - the fund merged into LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class during 2019	For the year ended December 31, 2019 (the fund merged into LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class during 2019)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from May 24, 2019 (commencement of operations) through December 31, 2019
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Mid Cap Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Income Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Government Money Market Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	N/A - the fund merged into LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class during 2019	N/A - the fund merged into LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class during 2019	For the year ended December 31, 2019 (the fund merged into LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class during 2019)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from May 24, 2019 (commencement of operations) through December 31, 2019
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP MFS Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Developed International 150 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Large Cap 100 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2010 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Wellington Mid-Cap Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
M Capital Appreciation Fund	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
M International Equity Fund	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
M Large Cap Growth Fund	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
M Large Cap Value Fund	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Growth Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Total Return Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Utilities Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Large Cap Value Portfolio - I Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from April 30, 2019 (commencement of operations) through December 31, 2019
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Putnam VT Equity Income Fund - Class IB	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Foreign VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Templeton Foreign VIP Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Growth VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Growth VIP Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
TOPS® Balanced ETF Portfolio - Class 2 Shares	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from July 8, 2019 (commencement of operations) through December 31, 2019
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from July 22, 2019 (commencement of operations) through December 31, 2019